Exhibit 10.16 CERTAIN INFORMATION CONTAINED IN THIS EXHIBIT, MARKED BY [***], HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT HAS DETERMINED THAT IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. ACTIVE/202250276.33 EQUITY PURCHASE AGREEMENT by and among VIRTUS PRIVATE MARKETS HOLDINGS, LLC KEYSTONE NATIONAL GROUP, LLC, THE SELLERS, THE BENEFICIAL OWNERS, THE SELLERS’ REPRESENTATIVE AND solely for purposes of section 12.19 VIRTUS INVESTMENT PARTNERS, INC. _________________________ December 5, 2025 _________________________ TABLE OF CONTENTS Page i ARTICLE I DEFINED TERMS .................................................................................................................. 2 ARTICLE II PURCHASE AND SALE OF PURCHASED INTERESTS ................................................ 20 Section 2.01 Purchase and Sale of the Purchased Interests ............................................... 20 Section 2.02 Closing Payment Amount; Escrow .............................................................. 20 Section 2.03 Adjustments to the Closing Payment Amount ............................................. 21 Section 2.04 Deferred Payment Amounts ......................................................................... 23 Section 2.05 Earnout Consideration .................................................................................. 23 Section 2.06 Distribution of Expense Fund ...................................................................... 25 Section 2.07 Withholding. ................................................................................................. 25 ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE SELLERS AND BENEFICIAL OWNERS ................................................................................................ 26 Section 3.01 Authority; Authorization .............................................................................. 26 Section 3.02 Equity Interests ............................................................................................. 26 Section 3.03 Noncontravention ......................................................................................... 27 Section 3.04 No Proceeding .............................................................................................. 27 Section 3.05 Brokerage ..................................................................................................... 27 ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE COMPANY ............................... 27 Section 4.01 Organization; Authority; Authorization ....................................................... 28 Section 4.02 Equity Interests and Related Matters ............................................................ 28 Section 4.03 Subsidiaries; Investments; General Partners ................................................ 29 Section 4.04 Noncontravention ......................................................................................... 29 Section 4.05 Financial Statements .................................................................................... 30 Section 4.06 Absence of Undisclosed Liabilities .............................................................. 30 Section 4.07 [Reserved] .................................................................................................... 31 Section 4.08 Business; Registrations ................................................................................ 31 Section 4.09 Litigation ...................................................................................................... 32 Section 4.10 Compliance with Laws ................................................................................. 32 Section 4.11 Real Property and Personal Property ............................................................ 35 Section 4.12 Taxes ............................................................................................................ 36 Section 4.13 Absence of Certain Changes ........................................................................ 38 Section 4.14 Insurance Policies ......................................................................................... 38 Section 4.15 Transactions with Interested Persons ........................................................... 38 Section 4.16 Material Contracts ........................................................................................ 38 Section 4.17 Environmental Matters ................................................................................. 41 Section 4.18 Intellectual Property ..................................................................................... 41 Section 4.19 Powers of Attorney; Bank Accounts ............................................................ 42 Section 4.20 Employee and Labor Matters ....................................................................... 43 Section 4.21 Employee Benefit Plans ............................................................................... 44 Section 4.22 Assets Under Management ........................................................................... 46 Section 4.23 Private Funds ................................................................................................ 48 Section 4.24 Registered Fund ............................................................................................ 51 Section 4.25 Brokers ......................................................................................................... 54 ARTICLE V REPRESENTATIONS AND WARRANTIES OF THE BUYER ....................................... 54 Section 5.01 Authority; Authorization .............................................................................. 55 Section 5.02 Noncontravention ......................................................................................... 55 Section 5.03 Compliance with Law .................................................................................. 55 TABLE OF CONTENTS Page ii Section 5.04 No Proceedings ............................................................................................ 56 Section 5.05 Sufficient Funds ........................................................................................... 56 Section 5.06 No Brokers ................................................................................................... 56 ARTICLE VI COVENANTS .................................................................................................................... 56 Section 6.01 Conduct of Business Prior to the Closing .................................................... 56 Section 6.02 Transfer of Securities ................................................................................... 59 Section 6.03 Access to Information; Interim Reports ....................................................... 59 Section 6.04 Notification of Certain Matters .................................................................... 59 Section 6.05 Confidentiality .............................................................................................. 59 Section 6.06 Commercially Reasonable Efforts................................................................ 60 Section 6.07 Further Assurances ....................................................................................... 60 Section 6.08 No Other Negotiations ................................................................................. 60 Section 6.09 Announcements ............................................................................................ 61 Section 6.10 Expenses ....................................................................................................... 61 Section 6.11 D&O Indemnification and Tail Policy. ........................................................ 61 Section 6.12 Private Funds ................................................................................................ 62 Section 6.13 Registered Fund ............................................................................................ 63 Section 6.14 Section 15(f) of the Investment Company Act ............................................. 65 Section 6.15 RWI Policy ................................................................................................... 65 Section 6.16 HSR Filing.................................................................................................... 65 Section 6.17 Restrictive Covenants ................................................................................... 66 Section 6.18 Employment Matters .................................................................................... 66 Section 6.19 Annual Incentive Plan .................................................................................. 67 Section 6.20 Termination of Contracts ............................................................................. 67 Section 6.21 Beneficial Owner Covenants ........................................................................ 67 Section 6.22 Continuing [***] Activities .......................................................................... 67 Section 6.23 Additional Actions ....................................................................................... 67 ARTICLE VII CONDITIONS PRECEDENT ........................................................................................... 68 Section 7.01 Mutual Conditions ........................................................................................ 68 Section 7.02 Conditions to Obligations of the Buyer ........................................................ 68 Section 7.03 Conditions to Obligations of the Company, the Sellers and the Beneficial Owners ........................................................................................ 69 ARTICLE VIII CLOSING AND CLOSING DELIVERIES..................................................................... 70 Section 8.01 Closing ......................................................................................................... 70 Section 8.02 Deliveries by the Company .......................................................................... 70 Section 8.03 Deliveries by the Buyer ................................................................................ 71 ARTICLE IX TAX MATTERS ................................................................................................................. 71 Section 9.01 Preparation of Tax Returns........................................................................... 71 Section 9.02 Cooperation on Tax Matters ......................................................................... 72 Section 9.03 Straddle Periods ............................................................................................ 73 Section 9.04 Tax Contests ................................................................................................. 73 Section 9.05 [Reserved] .................................................................................................... 74 Section 9.06 Tax Treatment .............................................................................................. 74 Section 9.07 Purchase Price Allocation ............................................................................ 74 Section 9.08 Transfer Taxes .............................................................................................. 74 Section 9.09 Termination of Tax Sharing Agreements ..................................................... 74 TABLE OF CONTENTS Page iii ARTICLE X TERMINATION .................................................................................................................. 75 Section 10.01 Termination .................................................................................................. 75 Section 10.02 Effect of Termination ................................................................................... 75 ARTICLE XI SURVIVAL; INDEMNIFICATION .................................................................................. 76 Section 11.01 Survival of Representations, Warranties and Covenants ............................. 76 Section 11.02 Indemnification ............................................................................................ 76 Section 11.03 Sources of Recovery; Limitations; Exclusive Remedy; Etc ......................... 76 Section 11.04 Indemnity Tax Treatment ............................................................................. 78 Section 11.05 Third Party Claims ....................................................................................... 78 Section 11.06 Other Claims ................................................................................................ 79 ARTICLE XII MISCELLANEOUS .......................................................................................................... 80 Section 12.01 Notices .......................................................................................................... 80 Section 12.02 Rules of Construction ................................................................................... 80 Section 12.03 Headings ....................................................................................................... 81 Section 12.04 Severability................................................................................................... 81 Section 12.05 Entire Agreement ......................................................................................... 81 Section 12.06 No Third Party Beneficiary .......................................................................... 81 Section 12.07 Successors and Assigns ................................................................................ 82 Section 12.08 Amendments and Waivers............................................................................ 82 Section 12.09 Governing Law ............................................................................................. 82 Section 12.10 Consent to Jurisdiction ................................................................................. 82 Section 12.11 WAIVER OF JURY TRIAL ........................................................................ 83 Section 12.12 Specific Performance ................................................................................... 83 Section 12.13 Counterparts ................................................................................................. 83 Section 12.14 Release ......................................................................................................... 84 Section 12.15 Non-Recourse ............................................................................................... 85 Section 12.16 Sellers’ Representative ................................................................................. 86 Section 12.17 No Other Company, Seller or Beneficial Owner Representations ............... 88 Section 12.18 No Other Buyer Representations .................................................................. 88 Section 12.19 Virtus Parent Guaranty ................................................................................. 89

TABLE OF CONTENTS Page iv The following exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Registrant agrees to furnish a copy of such omitted exhibits to the Securities and Exchange Commission or its staff upon request. Exhibits Exhibit A Company Interests; Purchased Interests; Pro Rata Shares Exhibit B Form of Employment Agreement Exhibit C Form of Post-Closing Company LLC Agreement Exhibit D-1 Form of Distribution Agreement Exhibit D-2 Form of Principal Underwriting Agreement Exhibit E Accounting Principles Exhibit F Annual Incentive Plan Exhibit G Assignment and Transfer Agreement Exhibit H [Reserved] Exhibit I Illustrative Calculation of Closing Payment Amount Exhibit J Closing Payment Schedule Exhibit K [Reserved] Exhibit L Illustrative Calculation of Net Working Capital Amount Exhibit M Illustrative Growth Earnout Amount Examples Exhibit N Exhibit O Draft Tax Allocation Schedule Form of GP Amendment 1 EQUITY PURCHASE AGREEMENT THIS EQUITY PURCHASE AGREEMENT (this “Agreement”), dated as of December 5, 2025 (the “Effective Date”), is entered into by and among: (i) Virtus Private Markets Holdings, LLC, a Delaware limited liability company (the “Buyer”); (ii) Keystone National Group, LLC, a Delaware limited liability (the “Company”); (iii) the Persons listed as Sellers on the signature pages attached hereto (each, individually, a “Seller,” and, collectively, the “Sellers”); (iv) the Persons listed as Beneficial Owners on the signature pages attached hereto (each, individually, a “Beneficial Owners,” and, collectively, the “Beneficial Owners”); (v) Hallstatt Holdings, LLC, a Utah limited liability company, acting in such Person’s capacity as the Sellers’ representative in connection with the Transaction (as defined below) (the “Sellers’ Representative”); and (vi) solely for purposes of Section 12.19 (together with the relevant definitions used therein), Virtus Investment Partners, Inc., a Delaware corporation and parent entity of the Buyer (“Virtus Parent”). Capitalized terms used, and not otherwise defined, herein shall have the meanings assigned to such terms in Article I. WITNESSETH: WHEREAS, as of the Effective Date, the issued and outstanding Equity Interests of the Company are owned as set forth on Exhibit A; WHEREAS, the Company is engaged in the Business; WHEREAS, upon the terms and subject to the conditions set forth in this Agreement, at the Closing, each Seller desires to sell, transfer, assign and deliver to the Buyer, and the Buyer desires to purchase and acquire from each Seller, the Equity Interests of the Company set forth opposite such Seller’s name on Exhibit A, representing, in the aggregate, 56% of the issued and outstanding Equity Interests of the Company (the “Purchased Interests”); WHEREAS, as a condition and material inducement to the Buyer’s execution and delivery of this Agreement, each of the Key Employees are executing with, and delivering to, Buyer, simultaneously with the execution of this Agreement, employment agreements, in the form of Exhibit B attached hereto (including all exhibits, schedules and amendments thereto, the “Employment Agreements”), each of which shall become effective upon the Closing; WHEREAS, in connection with the Closing, the Company, the Buyer, the Sellers and other existing members of the Company will enter into and adopt the Amended and Restated LLC Agreement of the Company, in substantially the form attached as Exhibit C hereto (the “Post-Closing Company LLC Agreement”); WHEREAS, in connection with the Closing: (a) the Buyer (or an Affiliate of the Buyer) and the Company will enter into a distribution agreement, in substantially the form attached as Exhibit D-1 hereto (the “Distribution Agreement”), pursuant to which, the Buyer and its Affiliates will become the named distributor of the Private Fund REITs, in addition to supporting and distributing Company’s other products, subject to the term and conditions set forth therein; and (b) the Buyer (or an Affiliate of the Buyer), the Company and the Registered Fund will enter into a principal underwriting agreement, in substantially the form attached as Exhibit D-2 hereto (the “Principal Underwriting Agreement”), pursuant to which, the Buyer and its Affiliates will become the principal underwriter of the Registered Fund, in addition to supporting and distributing Company’s other products, subject to the term and conditions set forth therein; and 2 WHEREAS, the Sellers desire to designate Hallstatt Holdings, LLC as their agent and attorney-in- fact with authority to act as the Sellers’ Representative on their behalf in connection with the Transaction. NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows: ARTICLE I DEFINED TERMS The following terms shall have the following meanings in this Agreement. “Accounting Firm” means an independent, nationally recognized firm capable of serving as an accounting expert selected by mutual agreement of the Buyer and the Sellers’ Representative. “Accounting Principles” means the accounting principles, practices, policies, procedures and methodologies set forth on Exhibit E attached hereto. “Accrued Taxes” means an amount, calculated separately for each jurisdiction (which shall not be less than zero for any particular type of Tax or in any jurisdiction or for any entity) of the aggregate unpaid income Tax liabilities of the Company attributable to any Pre-Closing Tax Period for which a final Tax Return has not been filed as of the Closing Date: (a) including, for this purpose: (i) any unpaid Taxes: (A) with respect to deferred revenues arising in, or prepaid amounts received in, any Pre-Closing Tax Period, regardless of when recognized for income Tax purposes; or (B) attributable to an adjustment pursuant to Section 481 of the Code (or any analogous or similar provision of law), regardless of when actually recognized for income Tax purposes; and (ii) any PTET Taxes payable by the Company in respect of any Pre-Closing Tax Periods; and (b) determined: (i) with respect to any Straddle Period, in accordance with the principles of Section 9.03; (ii) without regard to current Tax assets, but taking into account any estimated (or other prepaid) Tax payments, Tax refunds or Tax overpayments to the extent such payments or overpayments actually decrease Taxes to which such payments or refunds specifically relate and are otherwise due and payable by the Company for the applicable Pre-Closing Tax Period; and (iii) as of the end of the Closing Date and by taking into account the Transaction. “Adjustment Escrow Account” has the meaning set forth in Section 2.02(b). “Adjustment Escrow Amount” means $500,000. “Advisory Contract” means any investment management, investment advisory, or investment sub- advisory Contract pursuant to which the Company provides Investment Management Services as of any date of determination. “Affiliate” means, with respect to any Person (herein the “first party”), any other Person that directly or indirectly controls, or is controlled by, or is under common control with, such first party. The term “control” as used herein (including the terms “controlling,” “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by Contract, as trustee or executor, or otherwise. Notwithstanding the foregoing, no Client or Person controlled by a Client shall be deemed an Affiliate of the Company. “Agreement” has the meaning set forth in the Preamble. 3 “Annual Incentive Plan” the annual incentive plan of the Company to be adopted by the Company as soon as reasonably practicable following the Closing in substantially the form attached hereto as Exhibit F. “Anti-Bribery Laws” means the U.S. Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder, and any other applicable anti-bribery or anti-corruption Laws. “Assets Under Management” means, for each account of each Client, as of any specified date, the amount of fee-paying assets under management by the Company in respect of such account as of the close of business on such specified date. “Assignment and Transfer Agreement” means the assignment and transfer agreement, in substantially the form attached hereto as Exhibit G, to be executed and delivered by the Sellers and the Buyer, pursuant to which, at the Closing, the Sellers shall assign and transfer to the Buyer the Purchased Interests. “Audited Financial Statements” means: (a) the audited consolidated balance sheet of the Company as of December 31, 2024, and the related consolidated statements of income and cash flows for the 12-month period then ending; (b) the audited consolidated balance sheet of the Company as of December 31, 2023, and the related consolidated statements of income and cash flows for the 12-month period then ending; and (c) the audited consolidated balance sheet of the Company as of December 31, 2022, and the related consolidated statements of income and cash flows for the 12-month period then ending. “Audited Registered Fund Financial Statements” has the meaning set forth in Section 4.24(c). “Balance Sheet Adjustment Amount” means the sum (which may be a positive or negative number) of: (a) the Closing Cash and Cash Equivalents, (b) plus the Net Working Capital Adjustment Amount, if the Net Working Capital exceeds the Target Working Capital Amount, (c) minus the Net Working Capital Adjustment Amount, if the Net Working Capital is less than the Target Working Capital Amount, (d) minus the Closing Indebtedness Amount, and (e) minus the Company Transaction Expenses. “Base Date” means October 31, 2025. “Base Purchase Price” means $200,000,000. “Base Revenue Run-Rate” means the aggregate revenue run rate of all Advisory Contracts as of the Base Date, calculated for each Advisory Contract by multiplying the assets under management with respect to such Advisory Contract by the applicable investment advisory fee rate under such Advisory Contract, not including performance-based fees, incentive fees, carried interest or similar fees or interests. “Business” means the business of the Company as presently conducted and as actively proposed to be conducted on the Closing Date, including the business of providing Investment Management Services to Clients; provided that, as the context may require, “Business” also (or instead) shall mean the Buyer’s conduct of such business (including through the Company) following the Closing Date. “Business Day” means any day except Saturday, Sunday, or any other day on which commercial banks located in New York, New York or Salt Lake City, Utah are authorized or required by Law to be closed for business. “Buyer” has the meaning set forth in the Preamble.

4 “Buyer Prepared Returns” has the meaning set forth in Section 9.01(b). “Buyer Related Parties” means the Buyer, and each of its former, current, or future parents, Subsidiaries and Affiliates, and any of their respective former, current, or future directors, managers, partners, trustees, controlling persons, stockholders, members, securityholders, officers, employees, attorneys, agents and representatives, and any of their respective heirs, beneficiaries, successors and permitted assigns. “Capital Share Agreements” means the agreements listed under the heading “Capital Share Agreement” in Schedule 4.02 of the Disclosure Schedules. “Carried Interest” all performance-based incentive fees, carried interest or similar amounts payable or distributable from a Private Fund to any Person. “Catch-up Earnout Period” means the period beginning on January 1, 2028 and ending on December 31, 2028. “Catch-up Growth Earnout Amount” has the meaning set forth on Schedule 1 of the Disclosure Schedules. “Cash and Cash Equivalents” means, as of any specified time, without duplication and determined in accordance with the Accounting Principles, the sum of the aggregate amount of: (i) all cash and cash equivalents held by the Company, and (ii) all uncleared checks, wire transfers and drafts presented by the Company for deposit but not yet credited to deposit accounts of the Company (to the extent subsequently credited) at such time; provided, that Cash and Cash Equivalents shall not include any (A) issued but uncleared checks, wire transfers and drafts written, issued, or paid by the Company at such time or (B) Restricted Cash. “Client” means any Person to whom the Company provides Investment Management Services, including each Private Fund and the Registered Fund (provided that, for the avoidance of doubt, an Investor in a Fund shall not be deemed a Client solely by reason of being an investor in such Fund). “Client Intermediary” has the meaning set forth on Schedule 1 of the Disclosure Schedules. “Closing” has the meaning set forth in Section 8.01. “Closing Balance Sheet” means the unaudited balance sheet of the Company as of 11:59 PM Eastern Time on the day immediately prior to the Closing Date. “Closing Capital Shares Payment Amount” has the meaning set forth on Schedule 1 of the Disclosure Schedules. “Closing Cash and Cash Equivalents” means the Cash and Cash Equivalents of the Company, calculated in accordance with the Accounting Principles as of 11:59 PM Eastern Time on the day immediately prior to the Closing Date. “Closing Company Transaction Expenses” means the aggregate amount of unpaid Company Transaction Expenses as of the Closing. “Closing Date” has the meaning set forth in Section 8.01. 5 “Closing Indebtedness Amount” means the Indebtedness of the Company as of 11:59 PM Eastern Time on the day immediately prior to the Closing Date; provided that any Accrued Taxes included in the determination of Closing Indebtedness Amount shall be calculated as of the end of the Closing Date. “Closing Payment Amount” means: (a) the Base Purchase Price, (b) plus or minus the Balance Sheet Adjustment Amount (which such “Balance Sheet Adjustment Amount”: (i) may be a positive or negative number; and (ii) shall mean the sum of: (A) 56% of the Closing Cash and Cash Equivalents, (B) plus 56% of the Net Working Capital Adjustment Amount, if the Net Working Capital exceeds the Target Working Capital Amount, (C) minus the 56% of the Net Working Capital Adjustment Amount, if the Net Working Capital is less than the Target Working Capital Amount, (D) minus 56% of the Closing Indebtedness Amount, and (E) minus the Company Transaction Expenses), (c) minus the Adjustment Escrow Amount, and (d) minus the Expense Fund. An illustrative calculation of the Closing Payment Amount is attached hereto as Exhibit I. “Closing Payment Schedule” means the payment schedule in the form of Exhibit J attached hereto, which such payment schedule shall: (a) set forth the Pro Rata Share of the Closing Payment Amount (as adjusted pursuant to the definition thereof and Section 2.03) to which each Seller shall be entitled upon the Closing; and (b) be reasonably satisfactory to the Buyer. “Closing Statement” has the meaning set forth in Section 2.03(b). “Code” means the Internal Revenue Code of 1986, as amended. “Commodity Exchange Act” means the Commodity Exchange Act of 1936, as amended, and the rules and regulations promulgated thereunder. “Company” has the meaning set forth in the Preamble. “Company Employee” has the meaning set forth in Section 4.20(e). “Company Intellectual Property” means all Intellectual Property owned or purported to be owned by the Company. “Company Revenue” means all (a) investment management, servicing or administration fees and (b) Registered Fund Incentive Fees, in each case that are earned by the Company (or any Subsidiary of the Company created following the Effective Date) during the applicable Earnout Period. Company Revenue will be gross of any distribution fees paid by the Company to Buyer or its Affiliates with respect to products sponsored by the Company. For any products sponsored by Buyer or its Affiliates and managed by the Company, Company Revenue will include the subadvisory (or equivalent) fee revenue earned by the Company. “Company Transaction Expenses” means (without duplication) the sum of: (a) all fees, costs and expenses (including fees, costs and expenses of legal counsel, investment bankers and accounting firms,) incurred by the Company, the Sellers and/or the Sellers’ Representative (to the extent that the Company is responsible for the payment thereof) in connection with the negotiation and execution of this Agreement and the other Transaction Documents, the performance of their respective obligations hereunder and thereunder, and the consummation of the Transaction; (b) the Closing Capital Shares Payment Amount, and all other amounts payable by the Company to any current or former Service Provider solely as a result of the consummation of the Transaction under any sale bonuses, change of control bonuses, retention bonuses, or severance payments, in each case, that are payable as of or after the Closing Date, plus the employer portion of any related payroll or employment Taxes imposed on the Company, in each case to the 6 extent not paid prior to the Closing Date; provided, that, Company Transaction Expenses shall not include (i) any severance payment for a Service Provider that is triggered by the occurrence of (A) the consummation of the Transaction, followed by (B) a subsequent termination after the Closing Date of such Service Provider’s employment or engagement with the Company, or (ii) any payments to Service Providers pursuant to agreements or arrangements implemented by or at the instruction of the Buyer; (c) 50% of the fees, costs and expenses associated with the D&O Tail Policy; (d) 50% of the premium, underwriting fee, Taxes and any applicable broker fee associated with the RWI Policy; (e) 50% of the Proxy and Related Expenses; (f) 50% of the fees payable to the Escrow Agent, if any; and (g) 100% of the fees, costs and expenses associated with the Expense Fund. For the avoidance of doubt, Company Transaction Expenses shall not include Indebtedness or any Current Liabilities. “Compliance Policies” has the meaning set forth in Section 4.10(r). “Confidential Information” means all confidential and proprietary information (whether or not specifically labeled or identified as “confidential”), in any form or medium, that relates to the Company or the Business. Confidential Information includes the following: (a) internal business information (including historical and projected financial information and budgets and information relating to strategic and staffing plans and practices, business, training, marketing, promotional and sales plans and practices, cost, rate and pricing structures and accounting and business methods); (b) identities and individual requirements of, and specific contractual arrangements with, the Company’s Clients (including the Funds), Investors, customers, distributors, subcontractors, vendors, service providers, employees, joint venture partners and other business relations and their confidential information; (c) trade secrets, know how, compilations of data and analyses, techniques, systems, formulae, algorithms, research, records, reports, manuals, documentation, models, source code, data and data bases relating thereto; (d) inventions, innovations, improvements, developments, methods, designs, analyses, drawings, reports and all similar or related information (whether or not patentable); and (e) other non-public or confidential Intellectual Property. “Confidentiality Agreement” has the meaning set forth in Section 6.05(a). “Consent” means any consent, approval, ratification, waiver, or other authorization of any Person or Governmental Authority (including for purposes of Section 6.12 and Section 6.13) in connection with the Transaction. “Consenting Client” means each Client for which Consent has been obtained, or deemed to have been obtained, pursuant to Section 6.12 and Section 6.13 and remains in effect as of, and immediately after giving effect to, the Closing. “Consent Notice” has the meaning set forth in Section 6.12(a). “Contingent Workers” has the meaning set forth in Section 4.20(f). “Continuing Employee” has the meaning set forth in Section 6.18(a). “Continuing [***] Activities” has the meaning set forth in Schedule 6.22 of the Disclosure Schedules. “Contract” means any contract, agreement, license, instrument, plan, side letter, commitment, or undertaking, whether oral or written. “Contributor” has the meaning set forth in Section 4.18(e). 7 “Covered Person” has the meaning set forth in Section 6.11(d). “Current Assets” means the current assets of the Company as of 11:59 PM Eastern Time on the day immediately prior to the Closing Date (excluding, for this purpose, any income Tax assets or deferred Tax assets). “Current Liabilities” means any current liabilities (including Tax liabilities other than income Tax liabilities and deferred Tax liabilities) of the Company as of 11:59 PM Eastern Time on the day immediately prior to the Closing Date; provided that in calculating current non-income Tax liabilities (i) such liabilities shall be determined as of the end of the Closing Date and (ii) prepayments and overpayments of non-income Taxes may be applied to reduce the corresponding Tax liability (with respect to the same Tax in the same jurisdiction) for the current Tax period (but not below zero). Current Liabilities shall include an accrual for bonuses calculated through the Closing Date. “Data Room” means that certain Intralinks data room for [***], including all folders contained therein. “Deferred Payment Amounts” means the First Deferred Payment Amount and the Second Deferred Payment Amount. “Disclosure Schedules” means the Disclosure Schedules dated as of the Effective Date and delivered by the Sellers and the Company to the Buyer in connection and concurrently with the execution and delivery of this Agreement. “Dispute Items” has the meaning set forth in Section 2.03(c). “Distribution Agreement” has the meaning set forth in the Recitals. “Draft Tax Allocation Schedule” has the meaning set forth in Section 9.07. “Earnout Amount” means each of the Year 1 Retention Earnout Amount, the Year 2 Growth Earnout Amount and the Catch-up Growth Earnout Amount, as applicable. “Earnout Consideration” means the sum of the Year 1 Retention Earnout Amount, the Year 2 Growth Earnout Amount and the Catch-up Growth Earnout Amount that are earned and become due and payable pursuant to Section 2.05. “Earnout Consideration Statement” has the meaning set forth in Section 2.05(c). “Earnout Period” means each of the Year 1 Earnout Period, Year 2 Earnout Period and Catch-up Earnout Period, as applicable. “Effective Date” has the meaning set forth in the Preamble. “Employee Benefit Plan” means: (a) an employee benefit plan within the meaning of Section 3(3) of ERISA, whether or not subject to ERISA; or (b) equity or stock option plans, equity or stock purchase plans, bonus or incentive plans, severance pay plans, programs or arrangements, deferred compensation arrangements or agreements, employment agreements, compensation plans, programs, agreements, or arrangements, change in control plans, programs, agreements, or arrangements, supplemental income arrangements, vacation plans, and all other employee benefit plans, agreements, and arrangements, not described in (a) above, in each case in which the Company or any Subsidiary sponsors, contributes to, or

8 provides benefits under or through such plan, or has any obligation to contribute to or provide benefits under or through such plan in respect of any current or former employee, officer or director of the Company or any Subsidiary (or their spouses, dependents, or beneficiaries). “Employment Agreements” has the meaning set forth in the Recitals. “Environmental Laws” means all Laws (including common Laws) and governmental rules and regulations, domestic or foreign, relating to: (a) pollution (or the cleanup thereof) or the protection of natural resources, endangered or threatened species, human or worker health or safety (solely as it relates to exposure to Hazardous Materials), or the environment; or (b) the presence, Release, management, manufacture, use, containment, storage, recycling, reclamation, reuse, treatment, generation, discharge, transportation, processing, production, disposal, or remediation of, or exposure to, any Hazardous Material. “Equity Interest” means: (a) in the case of a corporation, any and all shares (however designated) of capital stock; (b) in the case of an association or business entity, any and all shares, interests, participations, rights, or other equivalents (however designated) of capital stock; (c) in the case of a limited liability company or partnership, any and all limited liability company interests or partnership interests (whether general or limited); (d) in any case, any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person (including any option, warrant, profits interest, or similar right or security convertible, exchangeable, or exercisable therefor or other instrument or right the value of which is based on any of the foregoing, including any phantom interest); and (e) in any case, any right to acquire any of the foregoing. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder. “ERISA Affiliate” of the Company means any entity (whether or not incorporated) that, together with the Company, is or was at any time required to be treated as a single employer under Section 414 of the Code or Section 4001(b)(1) of ERISA. “Escrow Agent” means [***]. “Escrow Agreement” means that certain Escrow Agreement by and among the Buyer, the Sellers’ Representative (on behalf of the Sellers) and the Escrow Agent, in form and substance reasonably acceptable to the Buyer and the Sellers’ Representative, including all exhibits, schedules and amendments thereto. “Estimated Balance Sheet Adjustment Amount” means the Company’s and the Sellers’ estimate, which may be a positive or negative number, of the Balance Sheet Adjustment Amount included in the Estimated Closing Statement. “Estimated Closing Balance Sheet” means the Company’s and the Sellers’ estimate of the unaudited balance sheet of the Company as of 11:59 PM Eastern Time on the day immediately prior to the Closing Date. “Estimated Closing Cash and Cash Equivalents” means the Company’s and the Sellers’ estimate of the Closing Cash and Cash Equivalents included in the Estimated Closing Statement. “Estimated Closing Indebtedness Amount” means the Company’s and the Sellers’ estimate of the Closing Indebtedness Amount included in the Estimated Closing Statement. 9 “Estimated Closing Payment Amount” means: (a) the Base Purchase Price, (b) plus or minus the Estimated Balance Sheet Adjustment Amount (which such Estimated Balance Sheet Adjustment Amount: (i) may be a positive or negative number; and (ii) shall mean the sum of: (A) 56% of the Estimated Closing Cash and Cash Equivalents, (B) plus 56% of the Estimated Net Working Capital Adjustment Amount, if the Estimated Net Working Capital exceeds the Target Working Capital Amount, (C) minus 56% of the Estimated Net Working Capital Adjustment Amount, if the Estimated Net Working Capital is less than the Target Working Capital Amount, (D) minus 56% of the Estimated Closing Indebtedness Amount, and (E) minus the Estimated Company Transaction Expenses), (c) minus the Adjustment Escrow Amount, and (d) minus the Expense Fund. An illustrative calculation of the Closing Payment Amount is attached hereto as Exhibit I. “Estimated Closing Statement” has the meaning set forth in Section 2.03(a). “Estimated Company Transaction Expenses” means the Company’s and the Sellers’ estimate of the Closing Company Transaction Expenses included in the Estimated Closing Statement. “Estimated Net Working Capital” means the Company’s and the Sellers’ estimate of the Net Working Capital included in the Estimated Closing Statement. “Estimated Net Working Capital Adjustment Amount” means the Company’s and the Sellers’ estimate of the Net Working Capital Adjustment included in the Estimated Closing Statement. “Excess Amount” has the meaning set forth in Section 2.03(e). “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. “Expense Fund” has the meaning set forth in Section 2.02(e). “Family Member” has the meaning set forth on Schedule 1 of the Disclosure Schedules. “Family Office” has the meaning set forth on Schedule 1 of the Disclosure Schedules. “Final Closing Payment Amount” has the meaning set forth in Section 2.03(d). “Financial Statements” has the meaning set forth in Section 4.05(a). “FINRA” means the Financial Industry Regulatory Authority. “First Deferred Payment Amount” means $65,000,000. “Fraud” means, that in the making by a party to this Agreement, to the applicable counterparty to this Agreement, of an express representation and warranty of existing material fact set forth in Article III, Article IV or Article V of this Agreement, at the time such representation and warranty was made, (i) such representation and warranty was materially inaccurate, (ii) such first party had actual knowledge of the inaccuracy of such representation and warranty, (iii) in making such representation and warranty, such first party had the specific intent to deceive such applicable counterparty and (iv) such applicable counterparty acted in reasonable reliance on such representation and warranty. “Fraud” does not and shall not include equitable fraud, constructive fraud, promissory fraud, unfair dealings fraud or any torts (including fraud) based on negligence or recklessness. 10 “Fundamental Representations” means (a) with respect to the representations and warranties of the Sellers, the Beneficial Owners and the Company, those representations and warranties set forth in Sections 3.01 (Authority; Authorization); 3.02 (Equity Interests); 3.05 (Brokerage); 4.01 (Organization; Authority; Authorization); 4.02 (Equity Interests and Related Matters); 4.03 (Subsidiaries; Investments; General Partners); and 4.25 (Brokers); and (b) with respect to the representations and warranties of the Buyer, those representations and warranties set forth in Sections 5.01 (Authority; Authorization); 5.02 (Noncontravention); and 5.06 (No Brokers). “Funds” means the Private Funds and the Registered Fund. “GAAP” means United States generally accepted accounting principles in effect from time to time. “General Partner” means any entity that serves as the general partner, managing member or in a similar capacity of any Private Fund, but excluding, for the avoidance of doubt, the Company. “Governmental Authority” means the United States or any other nation, any state, any province or territory or other political subdivision thereof, or any entity exercising executive, legislative, judicial, regulatory, or administrative functions of government (including the SEC, FINRA, the Commodity Futures Trading Commission, the National Futures Association and any state lender licensing and/or farm regulatory authority) or arbitral body (whether public or private), arbitration panel or similar judicial body. “GP Amendment” means, with respect to a General Partner, an amendment to its limited liability company agreement or equivalent organizational documents substantially in the form of Exhibit O-1. “Hazardous Material” means any pollutant, contaminant, or waste and any other chemical, substance or material regulated under any Environmental Laws, and includes crude oil or any fraction thereof, petroleum, petroleum based products or byproducts, pesticides, herbicides, medical or infectious waste, asbestos, asbestos-containing materials, heavy metals, chlorinated solvents, urea formaldehyde foam insulation, polychlorinated biphenyls, toxic mold, mycotoxins, radon and per- or polyfluoroalkyl substances. “HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. “Hypothetical REIT Short Year” has the meaning set forth in Section 8.02(h). “Immediate Family” has the meaning set forth on Schedule 1 of the Disclosure Schedules. “Indebtedness” means, at any specified time and without duplication, the outstanding principal amount of, all accrued and unpaid interest on, expenses related to, or other payment obligations (including any prepayment premiums, penalties, “make whole amounts,” reimbursement obligations, consent fees, breakage costs, or similar obligations) of any Person, whether or not contingent, as to: (a) any Liabilities of such Person for borrowed money or in respect of loans or advances (whether or not evidenced by bonds, debentures, notes, or other similar instruments or debt securities); (b) any Liabilities of such Person as lessee under any lease or similar arrangement required to be recorded as a capital lease in accordance with GAAP (excluding the effects of ASC 842); (c) all Liabilities of such Person under or in connection with letters of credit or bankers’ acceptances, performance bonds, sureties or similar obligations, in each case, to the extent drawn (provided, that the foregoing amounts in this clause (c) shall also include any fees associated with keeping any such letters of credit or bankers’ acceptances, performance bonds, sureties or similar obligations in place); (d) any Liabilities, including any contingent Liabilities, of such Person to pay the deferred purchase price of property, goods, or services, or other amounts owed by such Person under any seller notes, holdbacks, purchase price adjustments, earnouts, or similar performance payments (such 11 shall be the maximum amount), noncompetition, bonus, consulting or deferred compensation arrangements arising from, in each case, the Company’s prior acquisitions; (e) all Liabilities of such Person arising from cash / book overdrafts (without duplication of any corresponding reduction to Cash and Cash Equivalents); (f) the redemption value of or value of payments required to terminate, as applicable, all futures contracts, interest rate and currency swap arrangements and any other arrangements designed to provide protection against fluctuations in interest or currency rates or any credit default swap, hedging agreements, total return swap or asset swap (it being understood that if such amount is a net asset then this clause (f) may decrease the aggregate Indebtedness); (g) any Liabilities owed to any Person under any unfunded or underfunded deferred compensation arrangements, or retirement plans, defined benefit plans and pension plans in respect of any current or former Service Provider, and post-retirement health, welfare and severance benefits and Liabilities in respect of any current or former Service Provider and, in each case of the foregoing, together with the employer portion of any payroll or employment Taxes attributable thereto; (h) declared but unpaid distributions or dividends payable or accrued for in accordance with the Accounting Principles; (i) all Accrued Taxes; (j) deferred revenue; (k) all Liabilities of such Person under conditional sale or other title retention agreements and (l) all Liabilities of the type described in the foregoing clauses of this definition of any other Person which are directly or indirectly guaranteed by the Company. “Indemnified Party(ies)” has the meaning set forth in Section 11.02. “Indemnifying Party” has the meaning set forth in Section 11.02. “Insurance Policies” has the meaning set forth in Section 4.14. “Intellectual Property” means any of the following, as they exist in any jurisdiction throughout the world and under any international treaties or conventions: (a) registered and unregistered United States and foreign (including territorial) trademarks, service marks, names, trade names, logos, trade dress, corporate names, slogans, Internet or web domain names, web sites, rights to social media accounts, email addresses, telephone numbers and similar rights (including registrations and applications to register, or renew the registration of, any of these) (“Marks”); (b) United States and foreign (including territorial) letters patent, patent applications and patent rights and any reissues, divisionals, continuations, continuations-in-part and extensions and counterparts thereof; (c) inventions, ideas, research in progress, processes, process technology, designs, formulae, models, trade secrets, know-how, technical data, designs, specifications, methodologies, algorithms, technical information, proprietary business information, customer and supplier lists, customer and supplier records, pricing and cost information, business and marketing plans, strategies and proposals, and confidential information, and all rights under applicable trade secret law, in each case, which derive economic value from not being generally known and not being readily ascertainable by proper means (“Trade Secrets”); (d) works of authorship (including rights in Software), and all copyrights in both published and unpublished works and mask work rights (including registrations and applications to register, or renew the registration of, any of these); (e) all other proprietary and intellectual property rights; and (f) all goodwill arising from or relating to any of the foregoing. “Investment” as applied to any Person means any direct or indirect: (a) purchase or other acquisition by such Person of any notes, loans, obligations, instruments, Equity Interests, stock, securities, warrants, or ownership interest (including partnership interests and joint venture interests) of any other Person; (b) capital commitment or capital contribution by such Person to any other Person; and (c) investment by such Person in any other Person. “Investment Advisers Act” means the Investment Advisers Act of 1940, as amended, and the rules and regulations promulgated thereunder.

12 “Investment Company Act” means the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder. “Investment Management Services” has the meaning set forth on Schedule 1 of the Disclosure Schedules. “Investor” means any limited partner, member, shareholder (including any preferred shareholder), or other investor in a Fund. “IRS” means the Internal Revenue Service. “IT Assets” has the meaning set forth in Section 4.18(h). “[***]” has the meaning set forth in Schedule 6.22 of the Disclosure Schedules. “Key Employee” has the meaning set forth on Schedule 1 of the Disclosure Schedules. “[***]” has the meaning set forth in Schedule 6.22 of the Disclosure Schedules. “Knowledge of the Buyer” means the actual knowledge of George Aylward, Michael Angerthal and Andra Purkalitis, after reasonable inquiry. “Knowledge of the Company” means the actual knowledge of [***], [***], [***], [***] and [***] after reasonable inquiry. “Labor Agreement” has the meaning set forth in Section 4.16(a)(vi). “Law(s)” means all applicable laws, acts, statutes, codes, Order, ordinances, and governmental rules and regulations, domestic or foreign, including, as applicable, the Investment Advisers Act, the Investment Company Act, the Securities Act, the Exchange Act, the Commodity Exchange Act, ERISA, the U.S. Foreign Corrupt Practices Act of 1977 (as amended), any Anti-Bribery Laws, any Environmental Laws and the rules and regulations promulgated under each of the foregoing; all laws regulating, relating to, or imposing Liability or standards of conduct concerning protection of human health; and all other foreign, federal, or state securities laws, rules and regulations. “Lease” or “Leases” has the meaning set forth in Section 4.11(a). “Liability” means any claim, debt, loss, cost, expense, duty, charge, Tax, commitment, assessment, obligation, or other liability of any kind whatsoever, whether or not accrued or fixed, known or unknown, assessed or assessable, absolute or contingent, determined or determinable, or when due or to become due, or otherwise. “Liens” means any encumbrance, hypothecation, lien, deed of trust, mortgage, easement, pledge, restriction, security interest, option, transfer restriction or other similar restriction. “Lookback Date” means January 1, 2022. “Losses” means any Liability, loss, damage, judgment, fine, penalty, deficiency, Tax and the reasonable and documented out-of-pocket fees, costs and expenses of attorneys, accountants, consultants, investigators, experts and other professionals paid in respect of the investigation, defense, assertion or settlement of any claim. 13 “Material Adverse Effect” means any state of facts, condition, change, event, effect, or occurrence that, individually or in the aggregate, has or would be reasonably expected to: (a) have a material adverse effect on the financial condition, properties, assets, liabilities, business, or results of operations of the Company, taken as a whole; or (b) prevent or have a material adverse effect on the ability of the Company or any Seller to perform such Person’s obligations under this Agreement and/or any other Transaction Document or to timely consummate the Transaction, provided that “Material Adverse Effect” shall not include any fact, condition, change, event, effect, or occurrence, directly or indirectly, arising out of or attributable to: (i) general economic, social, political, or geopolitical changes or conditions, including any result of elections; (ii) any changes or conditions generally affecting the financial services industry or either the investment management industry, the private credit industry or asset-based lending industry in particular; (iii) any changes in capital, credit (including private credit), banking, currency, securities markets, or other financial markets in general, including any disruption thereof, any decline in the price or trading volume of a fund’s securities or investments or any other security or any market index, any change in prevailing interest rates, any market appreciation or depreciation, or any currency fluctuations; (iv) (A) acts of war (whether or not declared), armed hostilities, sabotage or terrorism, (B) trade wars or the implementation of tariffs, or (C) in each case of clauses (A) and (B), the escalation or worsening thereof; (v) any natural or man-made disaster, acts of God, weather conditions, earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires, COVID-19 or other pandemics, epidemics, disease or health emergencies; (vi) any changes in GAAP or other accounting standards (or the interpretation thereof) or changes in Law (or the interpretation thereof), in each case, after the Effective Date; (vii) the entering into or the announcement of this Agreement or any other Transaction Document or the pendency or consummation of the Transaction, including any termination of, reduction in or similar negative impact on relationships, contractual or otherwise, with any clients, investors, vendors or distributors of the Company or the Funds; (viii) any action taken (or omitted to be taken) at the request or with the prior written consent of the Buyer; (ix) any action taken (or not taken) by the Company or the Sellers that is required pursuant to the terms of this Agreement; or (x) any failure by such Person to meet any internal or published projections, forecasts, or revenue or earnings predictions (provided that the underlying causes of such failures (subject to the other provisions of this definition) shall not be excluded); except, in the case of clauses (i) through (vi) and (x), such state of facts, condition, change, event, effect or occurrence shall be considered in determining whether there has been or would reasonably be expected to be a “Material Adverse Effect” solely to the extent the Company is disproportionately affected thereby as compared to other participants in the investment management industry, private credit industry and asset-based lending industry. “Material Contract” has the meaning set forth in Section 4.16. “Most Recent Balance Sheet” has the meaning set forth in Section 4.05(a). “Net Working Capital” means the Current Assets minus the Current Liabilities, determined as of 11:59 PM Eastern Time on the day immediately prior to the Closing Date. Net Working Capital shall be calculated in a manner consistent with the terms of this Agreement (including the definitions contained herein and the Accounting Principles). An illustrative calculation of Net Working Capital is attached hereto as Exhibit L. “Net Working Capital Adjustment Amount” means an amount (which may be positive or negative) equal to Net Working Capital minus the Target Working Capital Amount. “New Registered Fund Advisory Contract” means a new Advisory Contract between the Company and the Registered Fund containing terms, taken as a whole, that are substantially the same (and identical as to fees) as the terms of the existing Advisory Contract as of the Effective Date between such Registered Fund and the Company. 14 “Objections Statement” has the meaning set forth in Section 2.03(c). “Order” means any judgment, ruling, order, writ, injunction, decree, demand, or assessment issued by any Governmental Authority. “Organizational Documents” means: (a) the certificate of formation or articles of organization and limited liability company agreement or operating agreement of a limited liability company; (b) the certificate of limited partnership and the limited partnership agreement of a limited partnership; (c) the certificate of partnership and partnership agreement and any statement of partnership of a general partnership; (d) the articles or certificate of incorporation and the bylaws of a corporation; (e) any other organizational, governing, or constituent document of any Person; (f) any side letter or similar agreement entered into with a Client or Investor amending, altering, or modifying the terms of any of the foregoing; and (g) any amendment to or restatement of any of the foregoing, in each case, as then in effect. “Outside Date” has the meaning set forth in Section 10.01(c). “Pass-Through Income Tax Returns” has the meaning set forth in Section 9.01(a). “Past Client” has the meaning set forth on Schedule 1 of the Disclosure Schedules. “Payoff Indebtedness” has the meaning set forth in Section 8.02(e). “Payoff Letters” has the meaning set forth in Section 8.02(e). “Permits” means, with respect to any Person, any Consents, licenses, or permits issued by or obtained from a Governmental Authority in connection with owning, leasing, conducting, managing or operating the business or assets of such Person. “Permitted Activities” has the meaning set forth in Schedule 6.17(a) of the Disclosure Schedules. “Person” means any individual, sole proprietorship, limited liability company, partnership (general or limited), joint venture, trust, corporation, association, Governmental Authority, or any other similar entity. “Personal Data” means any information about an identified or identifiable individual, and includes any information that constitutes “personal data,” “personally identifiable information,” “nonpublic personal information,” or “personal information” under any Privacy Laws. “Permitted Liens” means (a) statutory Liens securing payments not yet due or that are being contested in good faith and for which sufficient reserves have been made on the financial statements of the Company, (b) Liens with respect to the payment of Taxes, in all cases that are not yet due or payable, or that are being contested in good faith and for which sufficient reserves have been made on the financial statements of the Company, (c) statutory Liens of landlords and Liens of suppliers, mechanics, carriers, materialmen, warehousemen, service providers or workmen and other similar Liens imposed by Law for amounts that are not yet delinquent or that are being contested in good faith and for which sufficient reserves have been made on the financial statements of the Company, (d) non-exclusive licenses of Intellectual Property and (e) such other imperfections or irregularities of title or other Liens that, individually or in the aggregate, do not materially affect the use of the properties or assets subject thereto or otherwise materially impair business operations of the Company as presently conducted. “Plans” has the meaning set forth in Section 4.22(h). 15 “Post-Closing Company LLC Agreement” has the meaning set forth in the Recitals. “Post-Closing Covenant” means any covenant set forth in this Agreement, the performance of which shall occur in whole or in part after the Closing. “Potential Client” has the meaning set forth on Schedule 1 of the Disclosure Schedules. “Pre-Closing Company LLC Agreement” means that certain Fourth Amended and Restated Limited Liability Company Agreement of the Company, dated as of January 1, 2024, as in effect on the Effective Date and as the same may be amended from time to time prior to the Closing, in each case, with the prior written consent of the Buyer. “Pre-Closing Tax Period” means any taxable period ending on or before the Closing Date and the portion of any Straddle Period ending on the Closing Date. “Pre-Closing Tax Returns” has the meaning set forth in Section 9.01(a). “Principal Underwriting Agreement” has the meaning set forth in the Recitals. “Privacy Laws” means, collectively, all Laws applicable to the business of the Company relating to privacy, data protection, information security and/or the processing of Personal Data, including, as and to the extent applicable: U.S. state privacy laws, such as the Illinois Biometric Information Protection Act and other laws governing the collection or processing of biometric information, the Gramm Leach Bliley Act and state Laws concerning financial information, such as the California Financial Information Privacy Act, the California Invasion of Privacy Act and other Laws concerning the recording or interception of communications, the CAN-SPAM Act, the U.S. Telephone Consumer Protection Act, Laws of jurisdictions outside the United States, such as the EU General Data Protection Regulation 2016/679 (the “GDPR”) and EU Member State laws and regulations implementing the same, the GDPR as it forms part of United Kingdom (“UK”) law by virtue of section 3 of the European Union (Withdrawal) Act 2018 (“UK GDPR”), the UK Data Protection Act 2018, the EU e-Privacy Directive 2002/58/EC as amended by Directive 2009/136/EC or further amended or replaced from time to time and other Laws concerning communications recording and/or interception and all Laws governing data security requirements and data breach notification. “Privacy Laws and Requirements” has the meaning set forth in Section 4.10(g). “Private Fund Financial Statements” has the meaning set forth in Section 4.23(e). “Private Fund REIT” means any: (a) Private Fund; or (b) Subsidiary of one or more Private Funds, in each case, that is classified as a REIT. “Private Funds” means any pooled investment vehicle (including any joint venture and any co- investment fund, feeder fund or parallel fund or similar vehicle), and any Subsidiary thereof with respect to which the Company serves as the general partner, managing member, or investment adviser. Private Fund shall also include any special purpose vehicle formed to hold, directly or indirectly, one or more investments made on behalf of a single Person, which Person is directly (or indirectly through such vehicle) managed or advised by the Company. “Pro Rata Share” means, with respect to each Seller, the percentage (carried out to two decimal points) equal to: (i) (A) the number of Purchased Interests being sold by such Seller to the Buyer at the Closing; divided by (B) the aggregate number of Purchased Interests being sold by the Sellers to the Buyer

16 at the Closing multiplied by (ii) 100. The Pro Rata Share of each Seller is set forth opposite such Seller’s name on Exhibit A. “Proceeding” means any audit, action, suit, litigation, investigation, arbitration, mediation, or proceeding (whether civil, criminal, investigative or administrative), by or before a court, arbitrator, mediator, or Governmental Authority. “Proxy and Related Expenses” has the meaning set forth in Section 6.13(b). “PTE 84-14” has the meaning set forth in Section 4.22(i). “PTET” means any entity-level Tax imposed by any jurisdiction on an entity treated as a passthrough entity for U.S. federal income Tax purposes in lieu of a Tax on one or more of such entity’s partners, members, shareholders or owners. “PTET Election” means any election by an entity to be subject to a PTET. “Purchased Interests” has the meaning set forth in the Recitals. “Real Property” has the meaning set forth in Section 4.11(a). “Registered Fund” means Keystone Private Income Fund, a Delaware statutory trust registered under the Investment Company Act. “Registered Fund Board” means the board of trustees or similar governing body of the Registered Fund. “Registered Fund Financial Statements” has the meaning set forth in Section 4.23(e). “Registered Fund Financial Statement Date” has the meaning set forth in Section 4.23(e). “Registered Fund Incentive Fees” any performance-based fees, incentive fees, carried interest or similar fees or interests payable to the Company (or any Subsidiary of the Company created after the Effective Date) in connection with providing Investment Management Services to (i) the Registered Fund or (ii) any other fund formed after the Closing Date that is registered under the Investment Company Act and sponsored by the Company or any Subsidiary of the Company. “Registered Intellectual Property” means Company Intellectual Property that has been issued by, or registered with, or the subject of an application filed with, as applicable, the U.S. Patent and Trademark Office, the U.S. Copyright Office or any similar office or agency anywhere in the world (including any domain name registrar or social media platform). “REIT” means a real estate investment trust within the meaning of Section 856 of the Code. “REIT Opinion” has the meaning set forth in Section 8.02(h). “Related Party Agreements” has the meaning set forth in Section 4.15. “Related Seller” means, with respect to a Beneficial Owner, the Seller entity that such Beneficial Owner owns and controls. 17 “Release” or “Released” means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, dumping, abandonment, leaching, migrating, or disposing into or through the indoor or outdoor environment. “Released Claims” has the meaning set forth in Section 12.14(a). “Releasee” or “Releasees” has the meaning set forth in Section 12.14(a). “Releasor” or “Releasors” has the meaning set forth in Section 12.14(a). “Remaining Excess Amount” has the meaning set forth in Section 2.03(e). “Representative” means, with respect to any Person, any director, manager, partner, trustee, officer, employee, consultant, independent contractor, stockholder, member, securityholder, agent, or representative of such Person, or any other Person acting on such Person’s behalf. “Restricted Cash” means any cash in reserve accounts or cash escrow accounts, custodial cash, security deposits, cash supporting obligations under letters of credit, cash related to customer deposits, all cash collected but not yet paid to Clients in accordance with the terms of any underlying Client agreements with the Company held on behalf of Clients (gross of fees or net of fees in accordance with such client agreements) and any other cash or cash equivalents that are subject to any restrictions, limitations, or Taxes on use or distribution thereof or otherwise restricted for a particular use, purpose, or event and not available for general corporate use and working capital purposes. “Restricted Period” has the meaning set forth on Schedule 1 of the Disclosure Schedules. “RWI Policy” means that certain buyer-side representations and warranties insurance policy obtained by the Buyer in connection with the Transaction. “RWI Retention Amount” has the meaning set forth on Schedule 1 of the Disclosure Schedules. “Sanctions” means any economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by any United States Governmental Authority (including the Office of Foreign Assets Control of the United States Department of the Treasury (“OFAC”)), the United Nations Security Council, the European Union, His Majesty’s Treasury, or other relevant sanctions authority. “SEC” means the Securities and Exchange Commission. “Second Deferred Payment Amount” means $30,000,000. “Securities Act” means the Securities Act of 1933, as amended, and rules and regulations promulgated thereunder. “Seller” or “Sellers” has the meaning set forth in the Preamble. “Seller Prepared Returns” has the meaning set forth in Section 9.01(a). “Sellers’ Representative” has the meaning set forth in the Preamble. “Service Provider” means any employee or Contingent Worker of the Company. “Shortfall Amount” has the meaning set forth in Section 2.03(d). 18 “Software” means any and all: (a) computer programs, including any and all software implementations of algorithms, models and methodologies, whether in source code or object code; (b) databases and compilations, including any and all data and collections of data, whether machine readable or otherwise; (c) descriptions, flow-charts and other work product used to design, plan, organize and develop any of the foregoing, screens, user interfaces, report formats, firmware, development tools, templates, menus, buttons and icons; and (d) documentation related to any of the foregoing. “Specified Agreement” has the meaning set forth in Schedule 6.13(a)(i)(B) of the Disclosure Schedules. “Straddle Period” has the meaning set forth in Section 9.03. “Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association, or other business entity of which: (a) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof; or (b) if a limited liability company, partnership, association, or other business entity, a majority of the limited liability company, partnership, or other similar equity interests thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. Notwithstanding the foregoing, no Client shall be a Subsidiary of the Company or any of its Affiliates. “Tangible Assets” has the meaning set forth in Section 4.11(b). “Target Working Capital Amount” means $1,500,000. “Tax” or “Taxes” means any and all U.S. federal, state, or local, or non-U.S. income, sales and use, excise, franchise, real and personal property, gross income, gross receipt, capital stock, unincorporated business, production, business and occupation, registration, alternative or add-on minimum, transfer, ad valorem, imputed underpayment, profits, capital gains, natural resources, environmental, premium, unclaimed property or escheat, special assessment, contributions, lease, service, service use, license, franchise, stamp, utility, windfall profit, customs, duties, social security, disability, worker’s compensation, employment, payroll, severance, estimated, or withholding tax or other tax, of any kind whatsoever, or any other like charges, fees, levies, imposts, duties or other assessment of a similar nature, imposed by any Taxing Authority, whether disputed or not, including all interest, penalties, fines, and additions to tax or additional amounts imposed by any Taxing Authority in connection with any of the foregoing. “Tax Allocation Schedule” has the meaning set forth in Section 9.07. “Tax Return” means any return, declaration, report, claim for refund or information return or statement filed or required to be filed with any Governmental Authority relating to Taxes, including any form, schedule or attachment thereto and any amendment or supplement thereof. “Tax Sharing Agreement” has the meaning set forth in Section 4.12(i). “Taxing Authority” means the IRS and any other Governmental Authority exercising any authority to impose, assess, or collect any Tax or any other authority exercising Tax regulatory authority. “Terminating Advisory Contracts” has the meaning set forth in Section 4.22(b)(vii). 19 “Third Party Claim” means any claim against any Indemnified Party by a Person who is a third party. For the avoidance, any claim against an Indemnified Party by a Person who is an Affiliate of such Indemnified Party shall not be a Third Party Claim. “Third Party IP” has the meaning set forth in Section 4.18(c). “Third Party Transaction” has the meaning set forth in Section 6.08. “Total Purchase Price” means the Final Closing Payment Amount (as finally determined in accordance with Section 2.03), plus the Deferred Payment Amounts, plus any Earnout Consideration (as finally determined in accordance with Section 2.05). “Transaction” means the transactions contemplated by this Agreement and the other Transaction Documents. “Transaction Documents” means this Agreement, the Escrow Agreement, the Employment Agreements, the GP Amendments, the Post-Closing Company LLC Agreement, the Distribution Agreement and the Principal Underwriting Agreement. “Transaction Tax Deductions” shall mean all items of loss or deduction which are: (i) economically borne by the Sellers and (ii) more likely than not to be currently deductible for applicable Income Tax purposes resulting from or attributable to: (a) liabilities included in Indebtedness or Net Working Capital, (b) Company Transaction Expenses, or (c) any fees, expenses, premiums and penalties with respect to the payment of the Indebtedness of the Company and the write-off of the amortization of deferred financing costs associated therewith; provided, however, that with respect to any “success-based fee” (as defined in IRS Revenue Procedure 2011-29) with respect to the transactions contemplated by this Agreement, the portion of such fee that may be treated as a Transaction Deduction shall not exceed the amount allowable as a deduction pursuant to the safe harbor election provided in Section 4 of IRS Revenue Procedure 2011- 29. “Transfer Taxes” has the meaning set forth in Section 9.08. “Unaudited Registered Fund Financial Statements” has the meaning set forth in Section 4.24(c). “Virtus Parent” has the meaning set forth in the Preamble. “WARN Act” has the meaning set forth in Section 4.20(d). “Year 1 Earnout Period” means the period beginning on January 1, 2026 and ending on December 31, 2026. “Year 1 Retention Earnout Amount” has the meaning set forth on Schedule 1 of the Disclosure Schedules. “Year 2 Earnout Period” means the period beginning on January 1, 2027 and ending on December 31, 2027. “Year 2 Growth Earnout Amount” has the meaning set forth on Schedule 1 of the Disclosure Schedules.

20 ARTICLE II PURCHASE AND SALE OF PURCHASED INTERESTS Section 2.01 Purchase and Sale of the Purchased Interests. Upon the terms and subject to the conditions set forth in this Agreement, at the Closing, the Sellers shall sell, transfer, assign and deliver to the Buyer, and the Buyer shall purchase and acquire from the Sellers, all of the Purchased Interests, free and clear of all Liens (other than restrictions on transfer under applicable federal or state securities Laws and/or under the Pre-Closing Company LLC Agreement). Section 2.02 Closing Payment Amount; Escrow. (a) Closing Payment Amount. Upon the terms and subject to the conditions set forth in this Agreement, as consideration for the Purchased Interests, at the Closing, the Buyer shall pay, or shall cause to be paid, to the Sellers an amount equal to the Estimated Closing Payment Amount: (i) in cash, by wire transfer of immediately available funds to one or more accounts designated in writing by the Company to the Buyer at least five Business Days prior to the Closing Date; and (ii) in accordance with the Closing Payment Schedule. (b) Escrow Agreement. At the Closing, the Sellers’ Representative and the Buyer shall enter into the Escrow Agreement with the Escrow Agent, and, upon the terms and subject to the conditions set forth in this Agreement and the Escrow Agreement, the Buyer shall deposit, or shall cause to be deposited, with the Escrow Agent, in cash, by wire transfer of immediately available funds an amount equal to the Adjustment Escrow Amount to one or more accounts designated in writing by the Escrow Agent to the Sellers’ Representative and the Buyer (the “Adjustment Escrow Account”). (c) Payoff Indebtedness. At the Closing, the Buyer shall pay, or shall cause to be paid, on behalf of the Company, all of the Payoff Indebtedness in the amounts and according to the instructions set forth in the Payoff Letters. (d) Estimated Company Transaction Expenses. At the Closing, the Buyer shall pay, or shall cause to be paid, all of the Estimated Company Transaction Expenses in the amounts and according to the instructions delivered by the Sellers’ Representative to the Buyer at least five Business Days prior to the Closing. (e) Expense Fund. At the Closing, the Buyer shall deposit, or shall cause to be deposited, into an account designated in writing by the Sellers’ Representative to the Buyer at least five Business Days prior to the Closing, an amount equal to $250,000 (the “Expense Fund”). The Expense Fund may be used at any time by the Sellers’ Representative to fund any expenses incurred by the Sellers’ Representative in the performance of its duties and obligations under the Transaction Documents or otherwise in connection with the Transaction; provided that, in the event that any such expenses incurred by the Sellers’ Representative exceed the value of the then remaining balance of the Expense Fund, the Sellers shall pay to the Sellers’ Representative their respective Pro Rata Shares of such excess to an account designated in writing by the Sellers’ Representative to the Sellers. (f) Closing Payment Schedule. Notwithstanding any contrary provision contained in this Agreement, the parties hereto hereby acknowledge and agree that in no event shall the Buyer, any of its Affiliates, or any of their respective Representatives have any Liability to any Seller, or any other Person, on account of any payments to the Sellers (or any Seller) that are made: (i) in the manner directed by the Sellers’ Representative; or (ii) in accordance with the Closing Payment Schedule (including the allocations set forth therein). 21 Section 2.03 Adjustments to the Closing Payment Amount. (a) No later than five Business Days prior to the Closing Date, the Company shall deliver to the Buyer a written statement (the “Estimated Closing Statement”), setting forth: (i) the Company’s good faith calculations of: (A) the Estimated Closing Cash and Cash Equivalents; (B) the Estimated Net Working Capital (and the related Net Working Capital Adjustment Amount, if any); (C) the Estimated Closing Indebtedness Amount; (D) the Estimated Company Transaction Expenses; and (E) the Estimated Balance Sheet Adjustment Amount; (ii) based on the amounts set forth in clause (i) above, the resulting Estimated Closing Payment Amount; and (iii) the Closing Payment Schedule. The Estimated Closing Statement shall be prepared in good faith and in a manner consistent with the terms of this Agreement (including the definitions contained herein and the Accounting Principles), and shall set forth, in reasonable detail and with reasonable supporting information, all of the calculations, estimates and amounts required to be set forth in the Estimated Closing Statement. Following the delivery of the Estimated Closing Statement, and upon the Buyer’s reasonable request and for purposes of the Buyer’s review of the Estimated Closing Statement, the Company shall: (x) promptly provide the Buyer and its Representatives with reasonable access during business hours to the work papers, back-up materials, books, records and supporting data used in the preparation of the Estimated Closing Statement and the employees of the Company who participated in the preparation of the Estimated Closing Statement; and (y) consider in good faith any reasonable comments to the Estimated Closing Statement made by the Buyer in good faith no later than two Business Days prior to the Closing Date, provided that no comments or dispute with respect to the Estimated Closing Statement shall be grounds for the Closing to be delayed. If, after considering any reasonable comments made by the Buyer in good faith to the Estimated Closing Statement, the Company determines to make revisions to the Estimated Closing Statement that incorporate some or all of the Buyer’s comments, then, the Company shall deliver to the Buyer an updated Estimated Closing Statement that reflects such revisions at least one Business Day prior to the Closing Date, and, for purposes of this Agreement, unless otherwise consented to in writing and in advance by the Company and the Buyer, “Estimated Closing Statement” shall mean such updated Estimated Closing Statement delivered by the Company to the Buyer at least one Business Day prior to the Closing. (b) Within 90 days after the Closing Date, the Buyer shall prepare in good faith and deliver to the Sellers’ Representative a statement (the “Closing Statement”) setting forth the Buyer’s good faith calculations of: (i) the Closing Cash and Cash Equivalents; (ii) Net Working Capital (and the related Net Working Capital Adjustment Amount, if any); (iii) the Closing Indebtedness Amount; (iv) the Closing Company Transaction Expenses; (v) the Balance Sheet Adjustment Amount; and (vi) based on the foregoing, the Closing Payment Amount. The Closing Statement shall be prepared in good faith and in a manner consistent with the terms of this Agreement (including the definitions contained herein and the Accounting Principles), and shall set forth, in reasonable detail and with reasonable supporting information, all of the calculations and amounts required to be set forth in the Closing Statement. If, at any time during such 90-day period, the Buyer notifies the Sellers’ Representative in writing that the Buyer agrees with the final Estimated Closing Statement delivered by the Company to the Buyer in accordance with clause (a) above, then the Buyer shall be deemed to have accepted the final Estimated Closing Statement delivered by the Sellers’ Representative to the Buyer in accordance with clause (a) above and the Estimated Closing Payment Amount contained therein as the final Closing Statement and the final Closing Payment Amount, respectively, for all purposes of this Agreement. If the Buyer fails to deliver a Closing Statement to the Sellers’ Representative during such 90-day period, then, the Sellers’ Representative shall have the right, in its sole discretion by delivering written notice to the Buyer, to treat the final Estimated Closing Statement delivered by the Sellers’ Representative to the Buyer in accordance with clause (a) above and the Estimated Closing Payment Amount contained therein as the final Closing Statement and the final Closing Payment Amount, respectively, for all purposes of this Agreement. 22 (c) Following the delivery of the Closing Statement, and upon the Sellers’ Representative’s reasonable request and for purposes of the Sellers’ Representative’s review of the Closing Statement, the Buyer shall promptly provide the Sellers’ Representative and its Representatives with reasonable access to the work papers, back-up materials, books, records and supporting data used in the preparation of the Closing Statement and the employees of the Buyer or its Affiliates who participated in the preparation of the Closing Statement, in each case, during normal business hours and upon reasonable notice. During the 30-day period following the Sellers’ Representative’s receipt of the Closing Statement, the Sellers’ Representative shall complete a good faith review of the Closing Statement and shall either: (i) inform the Buyer in writing that the Closing Statement is acceptable; or (ii) object to the Closing Statement in a written statement setting forth, in reasonable detail and with reasonable supporting information, a description of the Sellers’ Representative’s objections and an alternate calculation of each such objected item (the “Objections Statement”). If the Sellers’ Representative does not timely so object to the Closing Statement, or if, at any time during such 30-day review period, the Sellers’ Representative notifies the Buyer in writing that the Sellers’ Representative agrees with the Closing Statement, then, the Sellers’ Representative (on behalf of the Sellers) shall be deemed to have accepted the Closing Statement. Any item or amount that is not disputed in the Objections Statement shall be deemed to have been agreed to by the Sellers’ Representative (on behalf of the Sellers) and shall be final, conclusive and binding on the parties hereto. If the Sellers’ Representative timely delivers an Objection Statement to the Buyer, then the Sellers’ Representative and the Buyer will have 15 days after delivery of the Objection Statement (such 15- day period, the “Discussion Period”) to discuss each other’s position and to attempt to reach agreement on the disputed items and/or amounts identified therein (the “Dispute Items”). All discussions related thereto will be treated as compromise negotiations governed by Rule 408 of the Federal Rules of Evidence, which will apply to any matter submitted to the Accounting Firm and the Accounting Firm’s decision itself. If all of the Dispute Items are not resolved on a mutually agreeable basis within the Discussion Period, any such unresolved Dispute Items shall be promptly submitted by the Buyer and the Sellers’ Representative to the Accounting Firm, acting in the capacity of an expert and not an arbitrator. The Accounting Firm shall only consider the unresolved Dispute Items and may not assign a value to any item that is higher or lower, as applicable, than the highest or lowest value for such item, as applicable, claimed by the Buyer in the Closing Statement initially submitted to the Sellers’ Representative or by the Sellers’ Representative in the Objections Statement initially submitted to the Buyer, as applicable. The Accounting Firm’s determination shall be based solely on written submissions (which shall be with respect only to the unresolved Dispute Items and not with respect to any other items) by the Buyer and the Sellers’ Representative (i.e., not an independent review) and the definitions and provisions contained in this Agreement and the Accounting Principles. Each of the Buyer and the Sellers’ Representative shall timely receive copies of the written submissions of the other party hereto and shall be entitled to participate in, and shall receive prior written notice of, any meetings or discussions with the Accounting Firm. Neither the Buyer nor the Sellers’ Representative shall have any ex parte meetings or discussions with the Accounting Firm about the substance of the dispute without the prior consent of the other party hereto. In resolving any unresolved Dispute Items, the parties hereto shall not engage in discovery and no arbitration hearing shall be held. The Buyer and the Sellers’ Representative shall direct the Accounting Firm to use its best efforts to resolve the unresolved Dispute Items within 15 days after submission of the dispute by the Buyer and the Sellers’ Representative. The decision of the Accounting Firm shall be final, conclusive and binding upon the Sellers’ Representative, the Sellers and the Buyer, absent fraud or manifest error. The Accounting Firm’s fees, costs and expenses shall be borne by: (A) the Sellers (severally based on their Pro Rata Shares), in the proportion that the aggregate dollar amount of Dispute Items submitted thereto for resolution that are unsuccessfully disputed by the Sellers’ Representative (as finally determined by the Accounting Firm) bears to the aggregate dollar amount of such submitted Dispute Items; and (B) the Buyer, in the proportion that the aggregate dollar amount of Dispute Items submitted thereto for resolution that are unsuccessfully disputed by the Buyer (as finally determined by the Accounting Firm) bears to the aggregate dollar amount of such submitted Dispute Items. For example, if the Dispute Items equal $1,000, and the Sellers’ Representative successfully disputes $600 of the Dispute Items, the Accounting Firm’s fees, costs and 23 expenses shall be allocated 60% (i.e., 600 / 1000) to the Buyer and 40% (i.e., 400 / 1000) to the Sellers. The Buyer and the Sellers’ Representative hereby agree to execute, if requested by the Accounting Firm, a reasonable and customary engagement letter, including customary indemnification provisions in favor of the Accounting Firm, which the Buyer, on the one hand, and the Sellers, on the other hand, shall [***]of any such indemnification obligations. (d) If the Closing Payment Amount as finally determined pursuant to Section 2.03(b) and Section 2.03(c) (the “Final Closing Payment Amount”) is greater than the Estimated Closing Payment Amount (such excess, the “Shortfall Amount”), then, within three Business Days after the determination of the Final Closing Payment Amount: (i) the Buyer shall pay to the Sellers’ Representative (for further payment to the Sellers), in cash, by wire transfer of immediately available funds to an account designated in writing by the Sellers’ Representative to the Buyer, an amount equal to the Shortfall Amount; and (ii) the Sellers’ Representative (on behalf of the Sellers) and the Buyer shall jointly instruct the Escrow Agent to promptly release the Adjustment Escrow Amount to the Sellers (or to the Sellers’ Representative (for further payment to the Sellers)) in accordance with the Escrow Agreement. (e) If the Estimated Closing Payment Amount is greater than the Final Closing Payment Amount (such excess, the “Excess Amount”), then, within three Business Days after the determination of the Final Closing Payment Amount, (i) the Sellers’ Representative (on behalf of the Sellers) and the Buyer shall jointly instruct the Escrow Agent to pay to the Buyer from the Adjustment Escrow Account an amount equal to the Excess Amount (or, if less, the Adjustment Escrow Amount); and (ii) (A) if the Excess Amount is greater than the Adjustment Escrow Amount (such remaining amount, the “Remaining Excess Amount”), then the Sellers (severally based on their Pro Rata Shares) shall be liable for the Remaining Excess Amount, which Remaining Excess Amount shall be satisfied exclusively by offset of each Seller’s Pro Rata Share of its Deferred Payment Amounts; and (B) if the Excess Amount is less than the Adjustment Escrow Amount, the Sellers’ Representative (on behalf of the Sellers) and the Buyer shall jointly instruct the Escrow Agent to pay to the Sellers from the Adjustment Escrow Account any remaining amounts in accordance with the Escrow Agreement. (f) The parties agree that all payments required pursuant to Section 2.03(d) or Section 2.03(e) shall be treated for applicable Tax purposes as an adjustment to the Total Purchase Price, unless otherwise required by Law. Section 2.04 Deferred Payment Amounts. As further consideration for the Purchased Interests, (a) on the first anniversary of the Closing Date, the Buyer shall pay, or shall cause to be paid, to each Seller its Pro Rata Share of an amount equal to the First Deferred Payment Amount, in cash, by wire transfer of immediately available funds to one or more accounts designated in writing by the Sellers’ Representative to the Buyer at least five Business Days prior to the first anniversary of the Closing Date and (b) on the second anniversary of the Closing Date, the Buyer shall pay, or shall cause to be paid, to each Seller its Pro Rata Share of an amount equal to the Second Deferred Payment Amount, in cash, by wire transfer of immediately available funds to one or more accounts designated in writing by the Sellers’ Representative to the Buyer at least five Business Days prior to the second anniversary of the Closing Date. Section 2.05 Earnout Consideration. (a) Upon the terms and subject to the conditions set forth in this Section 2.05, following the Closing, the Sellers may be entitled to earnout payments. Any Earnout Amount that is earned and becomes due and payable with respect to the applicable Earnout Period shall be determined in accordance with this Section 2.05, and following such determination, Buyer shall pay (or cause to be paid) such Earnout Amount to each Seller in accordance with its Pro Rata Share in cash by wire transfer of immediately available funds to one or more accounts designated in writing by the Sellers’ Representative

24 to Buyer within five Business Days after such Earnout Amount, if any, has been finally determined pursuant to Section 2.05(c) or within five Business Days after such Earnout Amount becomes payable pursuant to Section 2.05(g). (b) Non-binding, illustrative examples of the Year 2 Growth Earnout Amount and Catch-up Growth Earnout Amount using varying and illustrative amounts of the Company Revenue are set forth on Exhibit M (the “Illustrative Growth Earnout Amount Examples”). Each party hereto acknowledges and agrees that no party is making any representations or warranties regarding, and each Party hereby waives any claims relating to or arising from, the illustrative, non-binding examples of such Illustrative Growth Earnout Amount Examples. Notwithstanding anything contrary in this Section 2.05, (i) in the event that the Year 2 Growth Earnout Amount equals $45,000,000, the Year 2 Earnout Period shall be the final Earnout Period and the Sellers shall not be entitled to any Catch-up Growth Earnout Amount, and (ii) in no event shall the sum of the Year 2 Growth Earnout Amount and the Catch-up Growth Earnout Amount exceed $45,000,000. (c) Within ten days after the completion of the audited financial statements for the Company’s fiscal year that corresponds to the applicable Earnout Period (but in any event, no later than March 31 of the year immediately following such Earnout Period), the Buyer shall deliver to the Sellers’ Representative a written statement setting forth the Buyer’s good faith calculations of the Company Revenue and the relevant Earnout Amount(s) for such Earnout Period (an “Earnout Consideration Statement”). Following the delivery of an Earnout Consideration Statement, and upon the Sellers’ Representative’s reasonable request and for purposes of the Sellers’ Representative’s review of such Earnout Consideration Statement, the Buyer shall promptly make the work papers, back-up materials, books, records and supporting data used in preparing, and the employees and Representatives of the Buyer and its Affiliates who participated in the preparation of, such Earnout Consideration Statement available to the Sellers’ Representative and its Representatives during normal business hours and upon reasonable notice. Within 15 days following the delivery of an Earnout Consideration Statement, the Sellers’ Representative shall either: (i) inform the Buyer in writing that such Earnout Consideration Statement is acceptable; or (ii) object to such Earnout Consideration Statement in writing, setting forth, in reasonable detail and with reasonable supporting information, a description of the Sellers’ Representative’s objections and an alternate calculation of each such objected item. If the Sellers’ Representative does not timely so object to an Earnout Consideration Statement, then the Sellers’ Representative (on behalf of the Sellers) shall be deemed to have accepted such Earnout Consideration Statement. If the Sellers’ Representative objects to, or disagrees with, any of the calculations set forth in an Earnout Consideration Statement in accordance with this Section 2.05(c), the dispute resolution procedures set forth in Section 2.03(c) shall apply to the resolution of such dispute, and such Earnout Consideration shall be determined by the Accounting Firm, in its capacity as an expert and not as an arbitrator, in accordance with the procedures set forth in Section 2.03(c), mutatis mutandis. (d) The right of a Seller to receive any portion of any Earnout Amount: (i) is not a security for purposes of any federal or state securities Laws; (ii) shall not be represented by any form of certificate or instrument, other than this Agreement; and (iii) shall be payable to such Seller’s heirs, executors, administrators, legal representatives, successors and permitted assigns (including, in the case of any Seller who is an individual, in the event of such Seller’s death prior to any Earnout Amount becoming payable hereunder, if any). (e) The parties hereto intend that for all applicable income Tax purposes, the payment of the Deferred Payment Amounts and any Earnout Consideration to the Sellers with respect to their Purchased Interests shall be treated as deferred contingent purchase price eligible for installment sale treatment under Section 453 of the Code and any corresponding provision of U.S. state, local, or non-U.S. law, as appropriate (subject to imputation of interest under Section 483 or Section 1274 of the Code). 25 (f) From and after the Closing until the conclusion of the final Earnout Period, the Buyer shall (and shall cause its Affiliates to) act in good faith with respect to the Company, the Earnout Consideration and the achievement of Company Revenue; provided, that notwithstanding the foregoing, the Buyer shall have no obligation or duty to use efforts to cause any portion of the Earnout Consideration to be earned, and the implied covenant of good faith and fair dealing shall not be deemed to impose any obligation on the Buyer or its Affiliates to cause any portion of the Earnout Consideration to be earned. Notwithstanding anything to the contrary contained in this Agreement, from and after the Closing until the conclusion of the final Earnout Period, the Buyer shall (and shall cause its Affiliates to) (i) not, directly or indirectly, take or cause to be taken any action or fail to take any action with the primary purpose or intent of frustrating or otherwise impairing the Sellers’ achievement of the Earnout Consideration or the achievement of Company Revenue and (ii) operate the Company in compliance in all material respects with the management and governance provisions of the Post-Closing Company LLC Agreement. (g) Notwithstanding anything to the contrary contained herein, any Earnout Amounts shall immediately accelerate and become due and payable in full upon the earliest to occur of any of the following during any Earnout Period: (i) the consummation of a sale, directly or indirectly (and however structured), of all or a majority of the equity or voting securities of the Company or a sale of all or substantially all of the assets of the Company, in any such case to an independent third party in accordance with the terms of the Post-Closing Company LLC Agreement (provided, that this clause (i) shall not apply to any sale of interests (whether by merger, consolidation or otherwise) of or involving Virtus Parent or any sale of all or a majority of the assets or business of Virtus Parent and its controlled Affiliates); (ii) the termination of any Seller’s or Beneficial Owner’s (as applicable) employment other than under circumstances constituting “Cause” or “Disability” (each as defined in the applicable Seller’s or Beneficial Owner’s (as applicable) Employment Agreement) at the direction of the Buyer or its Affiliates and without the prior written consent of the Executive Committee (as defined in the Post-Closing Company LLC Agreement) or any resignation by a Seller or Beneficial Owner (as applicable) for “Good Reason” (as such term is defined in the applicable Seller’s or Beneficial Owner’s (as applicable) Employment Agreement) other than as a result of actions approved by the Executive Committee; and (iii) the Buyer’s or its Affiliates’ material breach of the covenants set forth in the proviso of the foregoing Section 2.05(f) after written notice by the Sellers’ Representative to the Buyer describing such breach in reasonable detail and a 30-day opportunity for the Buyer to cure such breach, if such breach is susceptible to cure during such cure period; provided that, for the avoidance of doubt, the Sellers shall not be entitled to the unearned Year 1 Retention Earnout Amount and/or unearned Year 2 Growth Earnout Amount to the extent that any of the actions set forth in clauses (i) – (iii) above occur after the applicable Earnout Period. Section 2.06 Distribution of Expense Fund. The Sellers’ Representative shall pay, or shall cause to be paid, to the Sellers their respective Pro Rata Shares of the Expense Fund, as and to the extent such amounts, if any, are no longer required to be held by the Sellers’ Representative for the performance of its duties hereunder, as determined by the Sellers’ Representative in its sole discretion but no later than the first anniversary of the Closing Date. All amounts deposited to the Expense Fund shall be treated for all purposes of this Agreement and for all applicable Tax purposes as having been paid to the Sellers at the Closing and contributed by the Sellers to the Expense Fund. Section 2.07 Withholding. Notwithstanding any contrary provision contained in this Agreement or in any other Transaction Document, the Buyer, the Sellers’ Representative, the Company and the Escrow Agent (and any other Person that has a withholding obligation with respect to any payment made pursuant to this Agreement) shall be entitled to deduct and withhold from any amounts otherwise payable pursuant to this Agreement to any Person such amounts as are required to be deducted and withheld under the Code (or any provision of applicable Law) with respect to such payment. To the extent that amounts are so deducted and withheld, such deducted and withheld amounts shall be treated for all purposes 26 of this Agreement as having been paid to such Person in respect of whom such deduction and withholding were made. ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE SELLERS AND BENEFICIAL OWNERS As a material inducement to the Buyer to enter into and perform its obligations under this Agreement: (a) each Seller, severally, and not jointly, hereby represents and warrants (other than with respect to Section 3.02(b)) to the Buyer; and (b) each Beneficial Owner severally, and not jointly, hereby represents and warrants (other than with respect to Section 3.02(a)) as if such Person were a “Seller” to the Buyer, as follows in this Article III. Section 3.01 Authority; Authorization. If such Seller is an entity, such Seller is duly formed or organized, validly existing and in good standing in the jurisdiction of such Seller’s formation or organization, and such Seller is duly qualified or licensed to do business as a foreign entity, and is in good standing, in each jurisdiction where the failure to be so qualified or licensed would have a material adverse effect on such Seller. Such Seller has all requisite power and authority and, if an individual, full legal capacity, to execute and deliver each of the Transaction Documents to which such Seller is or shall be a party and to perform such Seller’s obligations hereunder and thereunder. The execution, delivery and performance of each of the Transaction Documents to which such Seller is or shall be a party have been or shall be duly executed and delivered by such Seller. Assuming due and valid authorization, execution and delivery of each of the Transaction Documents by the other parties hereto and thereto, each of the Transaction Documents to which such Seller is or shall be a party constitutes the valid and legally binding obligation of such Seller, enforceable in accordance with its terms and conditions, in each case subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Section 3.02 Equity Interests. (a) Such Seller is the record and beneficial owner of and has good and valid title to all of the Equity Interests of the Company set forth opposite such Seller’s name on Schedule 3.02(a) of the Disclosure Schedules, free and clear of any Liens (other than restrictions on transfer under applicable federal or state securities Laws and/or the Pre-Closing Company LLC Agreement). Except: (a) as set forth on Schedule 3.02(a) of the Disclosure Schedules with respect to such Seller; (b) as set forth in the Pre- Closing Company LLC Agreement; and (c) for the Transaction, such Seller: (i) does not own (and none of such Seller’s Affiliates owns) any Equity Interests of the Company or other securities convertible or exchangeable for any Equity Interests in the Company, nor any rights or options to subscribe for or to purchase any Equity Interests of the Company or other securities convertible into or exchangeable for Equity Interests of the Company or any stock or unit appreciation or similar rights, phantom stock or unit or similar plans or similar rights; and (ii) is not party to any Contracts with respect to: (A) options, warrants, rights, contracts, pledges, calls, puts, rights to subscribe, conversion rights, exchange rights, preemptive rights, rights of first refusal or first offer, or other agreements or commitments providing for the disposition, sale, purchase, or acquisition of such Seller’s interest in the Equity Interests of the Company; or (B) voting trust, proxy, equity holders agreement, or other Contract with respect to the voting, control, or distribution rights or the redemption, sale, transfer, conveyance, or other disposition of any of the Equity Interests of the Company. Upon the consummation of the Transaction, the Buyer shall acquire good and valid title to the Purchased Interests owned by such Seller, free and clear of all Liens (other than restrictions on transfer under applicable federal or state securities Laws). 27 (b) Such Beneficial Owner is the record and beneficial owner of and has good and valid title to all of the Equity Interests of its Related Seller set forth opposite its Related Seller’s name on Schedule 3.02(b) of the Disclosure Schedules (the “Seller Securities”), free and clear of any Liens (other than restrictions on transfer under applicable federal or state securities Laws and/or the Organization Documents of its Related Seller). The total issued and outstanding Equity Interests of each Related Seller is also set forth opposite such Related Seller’s name on Schedule 3.02(b) of the Disclosure Schedules. Each Beneficial Owner or its Related Seller is not party to any Contracts with respect to: (i) options, warrants, rights, contracts, pledges, calls, puts, rights to subscribe, conversion rights, exchange rights, preemptive rights, rights of first refusal or first offer, or other agreements or commitments providing for the disposition, sale, purchase, or acquisition of the Seller Securities; or (ii) voting trust, proxy, equity holders agreement, or other Contract with respect to the voting, control, or distribution rights or the redemption, sale, transfer, conveyance, or other disposition of any Seller Securities. Except for the Seller Securities, no other Equity Interests or other voting securities of any Seller that is an entity are issued, reserved for issuance or outstanding. Section 3.03 Noncontravention. Except: (a) as set forth on Schedule 3.03 of the Disclosure Schedules; (b) as contemplated by Section 6.12 and Section 6.13; and (c) for any filings pursuant to the HSR Act, the execution, delivery and performance by such Seller of this Agreement, and all other Transaction Documents to which such Seller is or will be a party, and the fulfillment of and compliance with the respective terms hereof and thereof, do not and will not, directly or indirectly (with or without due notice or lapse of time or both): (i) conflict with or result in a breach of the terms, conditions, or provisions of; (ii) constitute a default under; (iii) result in the creation of any Lien on any Equity Interests of the Company owned by such Seller pursuant to; (iv) give any third party the right to modify, terminate, or accelerate any obligation under or result in the modification, termination, or acceleration of any obligation under or result in the obligation to make any payment (including any change of control, severance or similar payments) under; (v) result in a violation of; or (vi) require any authorization, consent, approval, exemption, or other action by or notice or declaration to, or filing with, or other Consent from, any Governmental Authority or other Person pursuant to, any Law to which such Seller or any Equity Interests of the Company owned by such Seller are subject or any Contract to which such Seller is a party or any Order to which such Seller is subject, in each case of clauses (i)-(vi), except to the extent it would not impair or delay the performance of such Seller under the Transaction Documents to which such Seller is a party or the consummation of the Transaction. Section 3.04 No Proceeding. There are no Proceedings or Orders by or against such Seller pending or, to the knowledge of such Seller, threatened against or affecting such Seller, at law or in equity, or before or by any court or other Governmental Authority, which, in respect of such Seller, questions the validity of this Agreement, seeks to prevent the consummation of the Transaction, or would otherwise materially impair or delay the performance of such Seller under the Transaction Documents to which such Seller is a party or the consummation of the Transaction, whether in respect of the Equity Interests of the Company held by such Seller or otherwise. Section 3.05 Brokerage. There are no claims for brokerage commissions, finders’ fees, or similar compensation that would be payable by the Company in connection with the Transaction based on any Contract entered into by or on behalf of such Seller. ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE COMPANY As a material inducement to the Buyer to enter into and perform its obligations under this Agreement, the Company hereby represents and warrants to the Buyer as follows in this Article IV.

28 Section 4.01 Organization; Authority; Authorization. (a) The Company is duly organized, validly existing and in good standing under the Law of the jurisdiction of its organization. The Company is duly qualified, licensed, and admitted to do business, and is in good standing (or equivalent status), in each jurisdiction in which such qualification, license, or admission is necessary, including to conduct the Business, except for such jurisdictions where the failure to be so qualified, licensed, or admitted would not have a Material Adverse Effect. The Company possesses all requisite entity power and authority and all material licenses, Permits and authorizations necessary to own, lease and operate its assets, rights and properties, to carry on the Business as now conducted and as currently proposed to be conducted and to carry out the Transaction. True and complete copies of the Organizational Documents (including all amendments made thereto) of the Company, in each case as in effect as of the Effective Date, have been made available to the Buyer, and such Organizational Documents are currently in full force and effect, and the Company is not in default in any material respect under, or in violation in any material respect of, any provision thereof. (b) The Company has all requisite entity power, right and authority to, enter into, deliver and perform its obligations under this Agreement and each of the other Transaction Documents to which it is or shall be a party. The managing members (or equivalent governing body) of the Company have duly approved and authorized the execution and delivery of this Agreement and each of the other Transaction Documents to which the Company is or shall be a party or by which the Company is or shall be bound and the consummation of the Transaction. No other organizational or other proceedings on the part of the Company are necessary to approve and authorize the execution and delivery of this Agreement and the other Transaction Documents to which the Company is or shall be a party or by which the Company is or shall be bound and the consummation of the Transaction. This Agreement and the other Transaction Documents to which the Company is or shall be a party or by which the Company is or shall be bound, have been or shall be duly executed and delivered by the Company. Assuming due and valid authorization, execution and delivery of this Agreement and each of the other Transaction Documents by the parties hereto and thereto, this Agreement and each of the other Transaction Documents to which the Company is or shall be a party or by which the Company is or shall be bound constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms and conditions, in each case subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Section 4.02 Equity Interests and Related Matters. The authorized, issued and outstanding Equity Interests of the Company are set forth on Schedule 4.02 of the Disclosure Schedules. All of the Equity Interests of the Company have been duly authorized, are validly issued and are held of record by the Persons set forth on Schedule 4.02 of the Disclosure Schedules, free and clear of all Liens (other than restrictions on transfer under applicable federal or state securities Laws and/or the Pre-Closing Company LLC Agreement). Except as set forth on Schedule 4.02 of the Disclosure Schedules, the Company has no outstanding securities convertible or exchangeable for any Equity Interests of the Company or containing any profit participation features, nor shall it have outstanding any rights or options to subscribe for or to purchase Equity Interests of the Company or any securities convertible into or exchangeable for Equity Interests of the Company or any equity appreciation rights or phantom equity plans, profit participation plan or other equity or equity-based rights or interests. Except as set forth on Schedule 4.02 of the Disclosure Schedule, there are no statutory or contractual equityholders preemptive rights, rights of refusal or offer, redemption rights, calls, puts, exchange rights, conversion rights, Contracts or commitments of any kind with respect to the Equity Interests of the Company to issue, repurchase, exchange, transfer, deliver, purchase, redeem, or sell any such Equity Interests. The Company has not violated in any material respect any applicable federal, provincial, or state securities laws in connection with the offer, sale, or issuance of any of the Equity Interests of the Company. Except as set forth on Schedule 4.02 of the 29 Disclosure Schedules, there are no Contracts, proxies, voting trusts, restrictions on transfer, or requirements concerning or with respect to the voting or transfer of the Equity Interests of the Company to which the Company is a party or otherwise bound. No former equityholder of the Company has any claim or rights against the Company or any Seller. Section 4.03 Subsidiaries; Investments; General Partners. (a) The Company does not currently have: (a) any Subsidiaries; or (b) any Investments, directly or indirectly. The Company is not subject to any obligation (contingent or otherwise) to purchase or otherwise acquire any Equity Interests or any other securities of (or make any Investment in) any other Person. (b) Schedule 4.03(b) of the Disclosure Schedules lists each General Partner as of the Effective Date, together with the type of entity, jurisdiction of organization, and direct and indirect ownership (including a schedule of all Persons entitled to share in any Carried Interest). (c) All of the outstanding Equity Interests of each of the General Partners have been duly authorized and validly issued and (where applicable) are fully paid and non-assessable and are owned by each Person as indicated on Schedule 4.03(b) of the Disclosure Schedules. Each of the General Partners is duly licensed and organized, validly existing, duly registered and in good standing under the Laws of the jurisdiction of its incorporation or organization, has all requisite corporate, partnership, limited liability company or similar power and authority necessary to own its properties and to carry on its businesses as now conducted. (d) Each General Partner is duly licensed, qualified to do business or to otherwise act as a foreign corporation, partnership or limited liability company and in good standing to do business in every jurisdiction in which its ownership of property or the conduct of its businesses as now conducted requires it to qualify, except in each such case where the failure to be so qualified, licensed in good standing or otherwise authorized has not been and would not reasonably be expected to be material to such General Partner. The Company has made available to the Buyer true, correct and complete copies of the Organizational Documents of each of the General Partners, including all amendments made through the Effective Date, and all side letters thereto. Such Organizational Documents are in full force and effect, and the General Partners are in material compliance with their respective Organizational Documents and side letters thereto. (e) With respect to each General Partner, the sole assets of such General Partner are the general partner interests of the Private Fund set forth opposite such General Partner’s name on Schedule 4.22(b)(iv) of the Disclosure Schedules. Each General Partner does not carry on, nor has it ever carried on, any business other than holding general partner interests in the Private Fund set forth opposite such General Partner’s name on Schedule 4.22(b)(iv) of the Disclosure Schedule, with such activities and liabilities incidental thereto or derived therefrom. Notwithstanding the foregoing, each General Partner does not have, and never has had, any employees. Section 4.04 Noncontravention. Except: (a) as set forth on Schedule 4.04 of the Disclosure Schedules; (b) as contemplated by Section 6.12 and Section 6.13; (c) for any filings pursuant to the HSR Act; and (d) as would not, individually or in the aggregate, would be material to the Company (other than in the case of the Organizational Documents of the Company), the execution, delivery and performance by the Company of this Agreement, and all other Transaction Documents to which the Company is a party, and the fulfillment of and compliance with the respective terms hereof and thereof and the consummation of the Transaction, do not and shall not, directly or indirectly (with or without due notice or lapse of time or both): (i) conflict with or result in a breach of the terms, conditions or provisions of; (ii) constitute a 30 default under; (iii) result in the creation of any Lien on the Equity Interests or any asset or property of the Company pursuant to; (iv) give any third party the right to modify, terminate, revoke, or accelerate any obligation under or result in the modification, termination, revocation, or acceleration of any obligation under or result in the obligation to make any payment (including any change of control, severance, or similar payments) under; (v) result in a violation of; or (vi) require any authorization, consent, approval, exemption, or other action by or notice or declaration to, or filing with, or other Consent from, any Governmental Authority or other Person pursuant to, the Organizational Documents of the Company, any Law to which the Company or any of its Affiliates or any of the Company’s or its Affiliates’ assets or properties is subject, or any Material Contract, Order or material Permit to which the Company or its assets or properties are subject. Section 4.05 Financial Statements. (a) The Company has delivered to the Buyer prior to the Effective Date true and complete copies of the following financial statements, which are attached hereto as Schedule 4.05(a) of the Disclosure Schedules: (i) the Audited Financial Statements; and (ii) an unaudited consolidated balance sheet (including any notes thereto) of the Company as of September 30, 2025 (the “Most Recent Balance Sheet”) and the related consolidated statement of income for the nine-month period then ended. All of the financial statements referred to in clauses (i) and (ii) of this Section 4.05(a) are referred to as the “Financial Statements.” (b) Each of the Financial Statements (including in all cases the notes thereto, if any) presents fairly in all material respects the financial condition, results of operations, changes in members’ equity and cash flows of the Company and has been prepared on the basis of accounting used for U.S. federal income tax reporting purposes applied on a consistent basis as of the dates and for the periods set forth therein, subject, in the case of interim financial statements, to the absence of footnote disclosures and to changes resulting from normal year-end adjustments (none of which would, alone or in the aggregate, be material). No financial statements of any Person (including any Private Fund or Registered Fund) other than the Company are required on the basis of accounting used for U.S. federal income tax reporting purposes to be included or reflected in any of the Financial Statements. (c) The books and records of the Company: (i) are true and complete in all material respects; (ii) accurately reflect the assets, liabilities, financial condition and results of operations of the Company in all material respects; and (iii) have been maintained in all material respects in accordance with good business and bookkeeping practices and applicable Law. The Company maintains and complies in all material respects with an established system of internal accounting controls sufficient to provide reasonable assurances that transactions are recorded as necessary to permit preparation of financial statements in conformity with the standards described in the foregoing Section 4.05(b), consistently applied. Since December 31, 2024, there has not been any Material Adverse Effect. There has never been: (A) any significant deficiency or weakness in the system of internal accounting controls used by the Company since the Lookback Date; (B) any fraud that involves any of the management of the Company or other employees who have a role in the preparation of the Financial Statements, in each case in their capacity as management or an employee of the Company; or (C) any written, or to the Knowledge of the Company, threatened claim or allegation, regarding any of the foregoing. (d) Except as set forth on Schedule 4.05(d) of the Disclosure Schedules, the Company has no outstanding Indebtedness. Section 4.06 Absence of Undisclosed Liabilities. Except as set forth on Schedule 4.06 of the Disclosure Schedules, the Company has no material Liabilities, except for: (a) Liabilities reflected or reserved against in the Most Recent Balance Sheet; (b) Liabilities of the type reflected on the face of the 31 Most Recent Balance Sheet which have arisen since the date of the Most Recent Balance Sheet in the ordinary course of business (none of which relates to breach of Contract, breach of tort, infringement, misappropriation or violation of any applicable Law, or any Proceeding); (c) Liabilities consisting of executory obligations under agreements (none of which relates to breach of Contract, breach of tort, infringement, misappropriation or violation of any applicable Law, or any Proceeding); and (d) Liabilities arising out of the negotiation and execution of this Agreement and the consummation of the transactions contemplated hereby. Section 4.07 [Reserved]. Section 4.08 Business; Registrations. (a) The Company has at all times required by Laws since its inception been duly registered as an investment adviser under the Investment Advisers Act. The Company is duly registered, licensed and qualified as an investment adviser in all jurisdictions and with respect to all investment vehicles where such registration, licensing, or qualification is required by Laws in order to conduct its business as currently conducted. The Company has not received any written, or to the Knowledge of the Company, oral notice, that the Company’s registration, licensing, or qualification as an investment adviser is, is to be, or will be restricted or terminated. (b) All of the Persons employed or engaged by the Company who are required to be registered or licensed as an investment adviser representatives (as such term is defined in Rule 203A-3(a) under the Investment Advisers Act) are duly registered or licensed in each jurisdiction in which such licensing or registration is required and such licenses and registrations are in full force and effect. There are no Proceedings or any other disciplinary proceedings pending, or, to the Knowledge of the Company, threatened to terminate, suspend, limit or adversely modify any such license or registration. (c) The Company does not provide Investment Management Services to any Persons other than the Persons set forth on Schedule 4.08(c)(i) of the Disclosure Schedules. The Company has not at any time since its inception been engaged in any business other than providing Investment Management Services. Except as set forth on Schedule 4.08(c)(ii) of the Disclosure Schedules, no Person other than a full-time employee of the Company renders Investment Management Services to or on behalf of Clients or solicits any Persons with respect to the provision of Investment Management Services by the Company. (d) The Company has delivered to the Buyer a true and complete copy of the Company’s most recent Form ADV filed with the SEC. The information contained in the Company’s most recent Form ADV: (A) was true, correct and complete in all material respects as of the time it was filed; and (B) does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At each time of its filing during the previous three years, the Form ADV of the Company did not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Company has made all amendments to such forms as it is required to make under all applicable Laws. The Company has not made and is not required to make any filings with any non-U.S. Governmental Authority. (e) Neither the Company, nor any of its Affiliates is required, or has been required, to register as a “commodity pool operator” or “commodity trading advisor” within the meaning of the Commodity Exchange Act, or been required to register in any other capacity with the Commodity Futures Trading Commission or the National Futures Association or a trust company. To the extent required, the Company has duly and timely filed all notices and other documentation required to permit the Company to

32 rely on exclusions or exemptions under the Commodity Exchange Act, the regulations thereunder, or the rules of the National Futures Association. Section 4.09 Litigation. There is no, and since the Lookback Date there has not been any, Proceeding in which the Company or any Fund, or to the Knowledge of the Company, any manager, director, officer or Service Provider of the Company or any Fund (in each case, in their capacity as such), is a party, other than any Proceedings in the ordinary course of a Fund’s business. To the Knowledge of the Company, none of the Company, any Fund or any manager, director, officer or Service Provider is threatened with a Proceeding, other than Proceedings in the ordinary course of a Fund’s business. Section 4.10 Compliance with Laws. (a) The Company, the Funds, the General Partners and their respective managers, directors, officers and employees (in each case, solely in their capacity as such), are, and since the Lookback Date have been, in compliance in all material respects with all applicable Laws in connection with the business, affairs, properties and assets of the Company and the Funds. (b) The Company, the Funds, the General Partners and their respective managers, directors, officers and employees (in each case, solely in their capacity as such), are not in default with respect to any Order, in each such case, relating to or otherwise affecting the Company or the Funds. The Company, the Funds, the General Partners and their respective managers, directors, officers and employees (in each case, solely in their respective capacity as such), have not, since the Lookback Date been charged with, and to the Knowledge of the Company, have not been threatened with and are not under investigation by any Governmental Authority with respect to, any violation of any applicable Laws or Order affecting or relating to the Company, the Funds or the Transaction. (c) The Company, the Funds and the General Partners are not subject to any cease- and-desist or similar Order issued by, or a party to any written agreement, consent agreement or memorandum of understanding with, or a party to any commitment letter or similar undertaking to, or subject to any written or, to the Knowledge of the Company, oral order or directive by, or a recipient of any supervisory letter from, and have not, since the Lookback Date, adopted any resolutions at the request of, any Governmental Authority, in any such case that materially restricts the conduct of the Company, any Fund, any General Partner or any of their respective managers, directors or officers (in each case, solely in their capacity as such), and, to the Knowledge of the Company, none of them is threatened with the imposition or receipt of any of the foregoing. (d) The Company, the Funds, the General Partners and their respective managers, directors or officers (in each case, solely in their capacity as such), have not, since the Lookback Date, directly or indirectly made or attempted to make any contribution, gift, bribe, rebate, payoff, influence payment, kickback or other payment to any Person, private or public, regardless of form, whether in money, property, or services: (i) to obtain favorable treatment for business or contracts secured; (ii) to pay for favorable treatment for business or contracts secured; (iii) to obtain special concessions or for special concessions already obtained, in each case in violation of any requirement of any applicable Laws or Order in each jurisdiction where the Company or the Funds are conducting or have conducted business (including Anti-Bribery Laws); or (iv) established or maintained any fund or asset that has not been recorded in the applicable books and records. The Company and the Funds have established internal controls and procedures reasonably designed to ensure compliance with Anti-Bribery Laws. (e) None of the Company, the Funds, the General Partners or, to the Knowledge of the Company, any manager, director or officer of the foregoing Persons: (i) is currently subject or the target of any Sanctions; (ii) is located, organized or resident in a country, territory or geographical region that is 33 itself the subject of Sanctions (including, without limitation, Cuba, Iran, North Korea, Syria, Russia, and the Crimea region of Ukraine) or whose government is the subject or target of Sanctions; (iii) is named in any Sanctions-related list maintained by OFAC, the U.S. Department of State, the U.S. Department of Commerce or the U.S. Department of the Treasury, including the Specially Designated Nationals and Blocked Persons List maintained by OFAC; (iv) is, otherwise, by public designation of the United Nations Security Council, the European Union, His Majesty’s Treasury, or other equivalent, applicable Governmental Authority, a subject or target of any Sanctions; (v) is a Person with which any United States person is prohibited from dealing or otherwise engaging in any transaction by any applicable Laws; (vi) is owned or controlled by Persons described in clauses (i) through (v) or is otherwise the subject of Sanctions; or (vii) conducts any business or engages in, or has conducted any business or engaged in, making or receiving any contribution of goods, services or money to or for the benefit of any Person, or in any country or territory, that is the subject of Sanctions, other than in compliance with Sanctions laws and regulations. No Proceedings by or before any Governmental Authority with respect to any such Sanctions is pending or, to the Knowledge of the Company, threatened. (f) To the extent required by applicable Laws, the Company and the Funds have adopted written anti-money laundering programs and written customer identification programs (including with respect to Clients and Investors), in each case that complies in all material respects with applicable Laws, and a true, correct and complete copy of which has been made available to the Buyer. Each of the Company and the Funds has complied with the terms of such programs in all material respects since the Lookback Date. (g) Each of the Company and the Funds complies in all material respects, and has at all times since the Lookback Date complied in all material respects with all: (i) Privacy Laws; (ii) contractual obligations (including, but not limited to, those with customers) relating to privacy and data security matters; (iii) public-facing privacy, data handling and/or security policies of the Company or Funds (as applicable) ((i), (ii) and (iii) are collectively referred to as the “Privacy Laws and Requirements”). (h) Since the Lookback Date, each of the Company and the Funds has implemented and maintained, in all material respects, reasonable and appropriate physical technical and administrative policies and measures that are reasonably designed to protect Personal Data collected by or on behalf of the Company and each Fund and trade secrets or confidential information of the Company and each Fund. (i) The Company has made available to the Buyer true, correct and complete copies of all of its written privacy policies to the extent not contained on its public-facing website. Each such privacy policy complies in all material respects with all applicable Privacy Laws and Requirements, and, since the Lookback Date, none of the disclosures made or contained in any such privacy policy or in any such materials has materially violated any Privacy Laws and Requirements and none of the disclosures made or contained in such privacy policies or other materials related to the Company’s and the Fund’s processing of Personal Data has been inaccurate, misleading, deceptive, or in violation of any Privacy Laws and Requirements, including by containing any material omission. (j) There are no material Proceedings currently pending before any Governmental Authority, against the Company or any Fund, with respect to the collection, use, retention, disclosure, transfer, storage or disposal of Personal Data, and there have been no such Proceedings. Since the Lookback Date, there has been no unauthorized access to, disclosure of and/or other misuse of any Personal Data, nor have there been any security incidents or breaches of security of any of the IT Assets or any other information systems used to store or otherwise process Personal Data that would, under applicable Privacy Laws and Requirements, require notification to affected individuals or Governmental Authorities. 34 (k) The consummation of the Transaction will not violate any of the applicable Privacy Laws and Requirements as they currently exist or as they existed at such time as the Personal Data was collected or obtained by each of the Company and the Funds. (l) Since the Lookback Date, to the Knowledge of the Company, no intermediary, placement agent, finder, distributor or solicitor has unlawfully marketed the services of the Company or unlawfully marketed or sold any interest in any Fund. Since the Lookback Date, there have been no Proceedings against the Company or any Fund with respect to such marketing or sale. (m) Since the Lookback Date, neither the Company nor any “covered associate” of the Company has made a “contribution,” or “coordinated” or “solicited” a “contribution,” to an “official” of a “government entity” that is a Client (or an investor in a “covered investment pool” that is a Client) which would disqualify the Company from providing investment advisory services for compensation to such Governmental Authority either directly or through a “covered investment pool”, in accordance with Rule 206(4)-5 of the Investment Advisers Act. (n) Except as set forth on Schedule 4.10(n) of the Disclosure Schedules, no exemptive orders, “no-action” letters or similar exemptions or regulatory relief have been obtained, nor are any requests pending therefor, by or specifically with respect to: (i) the Company or any Fund; (ii) any officer, director, member, owner or employee of the Company or any Fund (in each case, in connection with the business of the Company of such Fund); or (iii) any Client or Investor (in connection with the provision of Investment Management Services to such Client or Investor by the Company). (o) There are no Orders, deficiencies, violations or exceptions claimed by any Governmental Authority or unresolved SEC comments, or disagreements over SEC comments, with respect to any filings by, or examinations of, the Company or any Fund currently in effect on or with regard to any Fund which specifically relates to the provision of services by the Company to such Fund. (p) There is no disqualification of the Company or any employee of the Company under Section 9(a) or 9(b) of the Investment Company Act. Neither the Company nor any other Person “associated” (as defined in the Investment Advisers Act) with the Company is ineligible pursuant to Section 203(e) or 203(f) of the Investment Advisers Act to serve as a registered investment adviser or as an associated Person of a registered investment adviser nor is there any Proceeding pending or, to the Knowledge of the Company, threatened by any Governmental Authority that would result in the ineligibility of the Company or any such “person associated with” the Company to serve in any such capacities pursuant to Section 203(e) or 203(f) of the Investment Advisers Act. (q) None of the Company, the Funds or any director, executive officer or any other officer thereof participating in or expected in the future to participate in any offering of securities in reliance on Rule 506 of Regulation D under the Securities Act is ineligible pursuant to Rule 506(d) of Regulation D under the Securities Act to serve as an investment manager, solicitor, promoter or in any other capacity with respect an offering of securities in reliance on Rule 506 of Regulation D under the Securities Act, nor is there any Proceedings pending or to the Knowledge of the Company threatened by any Governmental Authority that would reasonably be expected to result in the ineligibility of the Company, any Fund or any director, executive officer or any other officer thereof participating in an offering of securities in reliance on Rule 506 of Regulation D under the Securities Act to serve as an investment manager, solicitor, promoter or in any other capacity with respect an offering of securities in reliance on Rule 506 of Regulation D under the Securities Act. (r) Since the Lookback Date, the Company and the Funds have duly adopted and implemented written policies and procedures that comply in all material respects with applicable Laws (the 35 “Compliance Policies”), including, but not limited, as required under Section 204A of the Investment Advisers Act and Rules 204A-1, 206(4)-1, 206(4)-5 and 206(4)-7 under the Investment Advisers Act. True, correct and complete copies of the Compliance Policies have been made available to the Buyer. The Company’s chief compliance officer has conducted all annual compliance reviews in accordance with Rule 206(4)-7 under the Investment Advisers Act and Rule 38a-1 of the Investment Company Act since the Lookback Date and the Company has made available to the Buyer prior to the Effective Date each such annual compliance review. Except as otherwise noted in any such annual compliance review, the Company and each Fund has been in compliance in all material respects with the Compliance Policies. (s) At no time since the Lookback Date has the Company: (i) had “custody” of client funds within the meaning of Rule 206(4)-2 under the Investment Advisers Act or any other Laws, except with respect to the Funds; or (ii) been in violation of Rule 206(4)-2 under the Investment Advisers Act or any other Laws with respect to the custody of client funds. Since the Lookback Date, each audit of the Funds has been conducted, and the audited financial statements have been delivered, in accordance with Rule 206(4)-2. (t) None of the Company, the Sellers, the Beneficial Owners, nor, to the Knowledge of the Company, any other Person that is “associated” (as such term is used in Section 3(a)(39) of the Exchange Act) with the Company is subject to potential or actual disqualification pursuant to Section 3(a)(39) of the Exchange Act to serve as an broker-dealer or as a person associated with a registered broker- dealer, except for any such disqualification that would not, individually or in the aggregate, reasonably be expected to be material to the Company. Section 4.11 Real Property and Personal Property. (a) All of the real property and interests in real property owned by or leased as tenant by the Company is identified in Schedule 4.11(a) of the Disclosure Schedules (herein referred to as the “Real Property”). All leases of Real Property are identified in Schedule 4.11(a) of the Disclosure Schedules, and true, correct and complete copies thereof have been made available to the Buyer, together with all amendments, modifications, supplements, waivers and side letters related thereto (each individually a “Lease” and, collectively, the “Leases”). Each Lease has been duly authorized and executed by the Company as a party thereto and, to the Knowledge of the Company, each of the other parties thereto, and is in full force and effect. The Company has a good, marketable and valid leasehold interest in each Real Property subject to a Lease. With respect to each Lease: (i) the Lease is legal, valid, binding, enforceable and in full force and effect; (ii) the Company is not in default under the Lease, nor, to the Knowledge of the Company, has any event occurred which, with the giving of notice or the passage of time, or both, would give rise to such a default or permit termination, modification or acceleration under the Lease; (iii) no party to the Lease has repudiated any provision thereof; (iv) there are no disputes, oral agreements or forbearance programs in effect as to the Lease; (v) the Lease has not been modified in any respect, except to the extent that such modifications are disclosed by the documents delivered to the Buyer; (vi) the Company has not assigned, transferred, conveyed, mortgaged, deeded in trust or encumbered any interest in the Lease; and (vii) the Lease covers the entire estate it purports to cover. To the Knowledge of the Company, each other party to each of said Leases is not in default under any of said Leases and there is no event which, with the giving of notice or the passage of time, or both, would give rise to such a default. After giving effect to the Closing, each Lease will be valid and effective in accordance with its terms. (b) Since the Lookback Date, valuations and/or appraisals of any real property held by the Funds or Subsidiary of a Fund, including mark-to-market valuations and/or appraisals, as of the Effective Date have been (and, as of the Closing Date, will have been) conducted and performed in compliance in all material respects with the valuation policies of the Company made available to the Buyer.

36 (c) The Company has good and marketable title to, a valid leasehold interest in or a valid license to use, all the tangible properties and assets used by them, located on their premises, or shown on the Most Recent Balance Sheet or acquired thereafter (the “Tangible Assets”), free and clear of all Liens. The Tangible Assets are in good operating condition (normal wear and tear excepted), and are fit in all material respects for use in the ordinary course of business. The Tangible Assets are all the material tangible properties and assets necessary and sufficient for the current operation of its business. Section 4.12 Taxes. (a) The Company has filed, or has caused to be filed on its behalf, all income and other material Tax Returns required to be filed by it (taking into account any applicable extensions of time to file), and all such Tax Returns are true, correct and complete in all material respects and were prepared in material compliance with all appliable Laws. The Company has timely paid or caused to be paid all Taxes and payments in lieu of such Taxes required to be paid by it, whether or not shown on any Tax Returns. (b) There are no Liens upon any of the assets of the Company that relate to Taxes, other than statutory liens for Taxes not yet due and payable. (c) The unpaid Taxes of the Company did not, as of the date of the Most Recent Balance Sheet materially exceed the reserve for Tax Liability (rather than the reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the face of the Most Recent Balance Sheet (rather than in any notes thereto). Since the date of the Most Recent Balance Sheet, the Company has not incurred any material liability for Taxes outside the ordinary course of business or otherwise inconsistent with past custom and practice. (d) All Taxes required to be withheld by the Company including, but not limited to, Taxes arising as a result of payments, including salaries and wages, to foreign persons, creditors, other third parties or to employees of the Company, have been collected and withheld, and have either been paid to the respective Governmental Authorities, set aside in accounts for such purpose, or accrued, reserved against, and entered on the books and records of the Company. The Company has complied in all material respects with the information reporting and record keeping requirements under all applicable Laws, including retention and maintenance of required records with respect to any of the foregoing Taxes that were withheld by the Company. (e) The Company has made available to the Buyer (i) true, correct and complete copies of the Company’s income and other material Tax Returns for each of its preceding four taxable years and (ii) all audit reports and statements of deficiencies assessed against or agreed to by the Company. (f) At all times during its existence, the Company has been treated as a partnership that is not a “publicly traded partnership” (within the meaning of Section 7704 of the Code) for all applicable income Tax purposes, and each Seller has included its allocable share of the Company’s income on its applicable Tax Returns. (g) No Taxing Authority is now asserting in writing or, to the Knowledge of the Company, threatening to assert against the Company any deficiency or claim for additional Taxes. No claim has ever been made by a Taxing Authority in a jurisdiction where the Company does not file Tax Returns that the Company is or may be subject to taxation by that jurisdiction. (h) There has not been any audit of any Tax Return filed by the Company which audit has not been resolved, no such audit is in progress, and the Company has not been notified by any Taxing Authority in writing that any such audit is contemplated or pending. No extension of time with respect to 37 any date on which a material Tax Return was or is to be filed by the Company is in force (other than customary extensions for which no approval is required), and no waiver or agreement by the Company is in force for any statute of limitations or extension of time for the assessment or payment of any Taxes. (i) The Company has never been (including as successor to any Person) (and has never had any liability for unpaid Taxes because it once was) a member of an “affiliated group” (as defined in Section 1504(a) of the Code) or any similar group for federal, state, local or foreign Tax purposes. The Company is not a party to, nor does the Company have any obligation under, any Tax sharing, Tax indemnity, Tax allocation or similar agreement (excluding, for this purpose, customary commercial Contracts and customary loans and lines of credit entered into in the ordinary course of business and not primarily related to Taxes) (each, a “Tax Sharing Agreement”). The Company has no Liability for the Taxes of any other Person: (i) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign law); or (ii) as a transferee or successor. (j) The Company has not engaged in any “reportable transaction” under Section 6011 of the Code and the Treasury Regulations thereunder, or any other transaction requiring disclosure under analogous provisions or state, local or foreign Tax law. The Company has not disclosed on its Tax Returns any Tax reporting position taken in any Tax Return which could result in the imposition of penalties under Section 6662 of the Code or any comparable provisions of state, local or non-U.S. law. (k) The Company will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any: (i) change in method of accounting made prior to the Closing for a taxable period ending on or prior to the Closing Date, including any adjustment pursuant to Sections 481 or 263A of the Code (or any corresponding or similar provision of state, local or non-U.S. Tax law); (ii) use of an improper method of accounting for a taxable period ending on or prior to the Closing Date; (iii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local, or non-U.S. Tax law) executed on or prior to the Closing; (iv) installment sale or open transaction disposition made on or prior to the Closing; or (v) prepaid amount or deferred revenue received on or prior to the Closing Date. The Company has no outstanding liability for Taxes under Section 965 of the Code. (l) If the Company were taxable as a C corporation as of immediately prior to the Closing, the Company would not be a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code. (m) The Company has not requested or received, in respect of Taxes, a ruling, technical advice memorandum or similar ruling or memorandum from any Governmental Authority that will have continuing effect after the Closing Date or signed a closing or other agreement with any Taxing Authority that will have continuing effect after the Closing Date. (n) For U.S. federal income Tax purposes, the Company uses the accrual method of accounting, and uses December 31st as the end of its taxable year. (o) There is no power of attorney given by or binding upon the Company with respect to Taxes for any period for which the statute of limitations (including any waivers or extensions) has not yet expired that is currently in effect. (p) The Company is not subject to Tax in any country other than its country of incorporation or formation by virtue of having a permanent establishment (as defined in any applicable tax treaty) or other fixed place of business in such other country. 38 (q) The Company is not a party to any joint venture, partnership or other arrangement or contract treated or that could reasonably be expected to be treated as a partnership for U.S. federal income Tax purposes. (r) The Company has not made any PTET Election in any jurisdiction. (s) The Company has not waived any management fees and received in lieu thereof, directly or indirectly, an equity interest in any Private Fund or any other entity classified as a partnership for U.S. federal income tax purposes. Section 4.13 Absence of Certain Changes. Since the date of the Most Recent Balance Sheet, (a) the Company has conducted the Business in all material respects in the ordinary course and consistently with its prior practices; and (b) the Company has not taken any action which, had it occurred after the Effective Date and prior to the Closing, would have required the Buyer’s consent pursuant to Section 6.01. Section 4.14 Insurance Policies. All insurance policies covering the Company are listed on Schedule 4.14 of the Disclosure Schedules (not including any insurance policy constituting an Employee Benefit Plan, which is covered by the representations in Section 4.21) (the “Insurance Policies”), together with a description of any material claim paid out or pending during the Lookback Period. True, correct and complete copies of the Insurance Policies have been made available to the Buyer. All of the Insurance Policies are in full force and effect. The Company is not in default under any Insurance Policy and policy limits have not been materially eroded by the payment of claims under any Insurance Policy. The Insurance Policies collectively are sufficient for compliance in all material respects with all requirements of applicable Laws and all Contracts to which the Company is a party or is otherwise bound. All premiums due and payable under all the Insurance Policies have been paid. No material default exists with respect to the obligations of the Company under any Insurance Policy, and the Company has not received any written notification of cancellation of any Insurance Policies. Except as set forth on Schedule 4.14 of the Disclosure Schedules, the Company has not had any self-insurance or co-insurance program. Section 4.15 Transactions with Interested Persons. Except the Pre-Closing Company LLC Agreement and any employment-related agreements or arrangements, (a) none of the Sellers or Beneficial Owners is a party to any Contract with the Company; (b) the Company is not a party to any Contract or transaction with any manager, partner, director or officer of the Company or any of the respective Immediate Family members or Affiliates of any of the foregoing Persons; and (c) none of the Sellers or any of their respective Affiliates, or any manager, partner, director or officer of the Company serves as a manager, partner, director, employee, independent contractor, member or stockholder or securityholder (other than passive investments in the shares of a publicly traded company) of (i) any competitor of the Company; or (ii) any Person that, directly or indirectly, provides, or has provided, valuation and/or appraisal services (A) to the Company or any of the Funds or (B) in connection with or in regards to any Investment of the Company or any Fund (any Contracts described in clauses (a) or (b) of Schedule 4.15 of the Disclosure Schedules, the “Related Party Agreements”). Section 4.16 Material Contracts. Except as set forth in Schedule 4.16 of the Disclosure Schedules and except with respect to any Employee Benefit Plan set forth in Schedule 4.21(a) of the Disclosure Schedules, as of the Effective Date, the Company is not a party to (or otherwise bound by) any of the following (each a “Material Contract”): (i) Advisory Contract or any other Contract for the provision of Investment Management Services; (ii) side letter or other Contract with an Investor; 39 (iii) Contract for the provision of services (other than Investment Management Services) to Clients or Investors (e.g., brokerage services, Tax preparation, or similar services) where the Company has received greater than $[***] during the last 12 months; (iv) Contract for the employment or engagement of any Service Provider on a full time, part time, consulting or other basis: (A) providing for aggregate compensation, whether cash and/or otherwise, which may exceed $[***] per annum; (B) providing for the payment and/or accelerated vesting of any form of compensation or benefits upon the consummation a transaction; or (C) otherwise restricting the Company’s ability to terminate the employment or engagement of such Service Provider at any time for any reason or no reason without penalty or Liability; (v) Contract with current or former Service Providers pursuant to which the Company, as of the Closing Date, is or will be paying, or is or will have an obligation to pay, severance or other post-termination pay to such individuals; (vi) collective bargaining agreement, works council agreement or other Contract with any labor union, works council or labor organization (each, a “Labor Agreement”); (vii) any settlement agreement, conciliation agreement, release agreement or similar agreement with any Governmental Authority or any current or former Service Provider under which the Company has continuing obligations; (viii) Contract for the purchase or disposition of any assets, material, or equipment, except for the purchase or sale of immaterial tangible assets in the ordinary course; (ix) Contract with any material distributor, placement agent or finder; (x) Contract that limits the ability of the Company or any of its Affiliates from: (A) engaging or competing in any line of business or with any Person; (B) providing any services or investment opportunities to any Person; (C) soliciting any business or any Person for business; or (D) soliciting any employees or hiring any Person (other than, in the case of this clause (D), any such restrictions contained in non-disclosure agreements entered into in the ordinary course of business), in each instance, in any geographic area to the extent such restriction still is in effect; (xi) Contract that requires the Company or any of its Affiliates to deal exclusively with any Person or requiring any Person to deal exclusively with the Company or any of its Affiliates; (xii) Contract that contains a “key person” clause; (xiii) license or other Contract under which the Company has been granted a license, or assignment of, in or under items of Intellectual Property (other than (A) non-exclusive licenses for commercial off-the-shelf software entered into pursuant to the standard form agreement or terms in all material respects, (B) nondisclosure agreements entered into by the Company in the ordinary course of business, (C) licenses which are incidental to the primary purpose of the Contract (e.g., licenses granted in connection with an equipment lease) and (D) Contracts with the Company’s employees entered into pursuant to the Company’s standard form employment agreement), and all trademark co-existence agreements or covenants not to sue to which the Company is a party;

40 (xiv) license or other Contract under which the Company has granted to another Person a license or assignment of, in or under items of Company Intellectual Property, other than (A) nondisclosure agreements entered into by the Company in the ordinary course of business, and (B) licenses which are incidental to the primary purpose of the Contract (e.g., feedback licenses or licenses allowing for the use of the Company’s name on a customer list, licenses to Service Provider, suppliers or vendors allowing such Person to use Company Intellectual Property to provide services or products to the Company); (xv) Contract relating to any Indebtedness for borrowed money; (xvi) Contract under which any Seller (in each case, with respect to the Company and the Funds) or the Company is obligated, directly or indirectly, to make any capital contribution, co-investment, provision of seed capital, or other investment in any Person, or otherwise invest in any Person (other than any investments made on behalf of any Clients); (xvii) Contract under which the Company is obligated to pay any outstanding earn-out or other similar contingent payment; (xviii) Contract that contains: (A) a “clawback” or similar undertaking regarding the reimbursement, refund, or repayment of any fees or other amounts (whether performance based or otherwise, including in respect of any carried interest, promote, incentive fees, or incentive distributions) paid to: (x) the Company or any of its Service Providers; or (y) any General Partner; or (B) a “most favored nation” or similar provision; (xix) Contract providing for a joint venture, strategic alliance, partnership or revenue sharing arrangement; (xx) side letter or other Contract, arrangement, or understanding (written or oral) relating to this Agreement, the other Transaction Documents, or the Transaction, or the operation or ownership of the Company (other than any such side letter or other Contract, arrangement, or understanding to which the Buyer or any of its Affiliates is a party or which is otherwise contemplated by this Agreement or any other Transaction Document or any Contract between the Company and its legal counsel, financial advisor or other representatives); (xxi) Contract relating to the provision or receipt of ongoing valuation and/or appraisal services or any such services rendered to the Company or the Funds since the Lookback Date; (xxii) Contract (other than for payment of Company Transaction Expenses or other payment of fees to outside legal counsel) not otherwise included in clause (i)-(xxi) above that involved the payment or receipt by the Company of more than $[***] in calendar year 2024 or that is expected to involve the payment or receipt by the Company of more than $[***] in calendar year 2025; or (xxiii) Contract that contains a commitment to do any of the foregoing. (b) All of the Material Contracts to which the Company is a party are valid, binding and enforceable against the Company and, to the Knowledge of the Company, enforceable by the Company against the other parties thereto, in accordance with their respective terms. The Company is not in default of any material payment or other obligation under any Material Contract and has not received any written or, to the Knowledge of the Company, oral notice that the Company is in default under or in breach of any 41 Material Contract. To the Knowledge of the Company, (i) no event has occurred which with the passage of time or the giving of notice or both would result in a material default by the Company under any Material Contract and (ii) no other party to any Material Contract is in default thereunder, and the Company has not received any written notice of termination under any such Material Contract. Section 4.17 Environmental Matters. The Company is, and since the Lookback Date has been, in compliance in all material respects with all applicable Environmental Laws. The Company holds, and is in compliance in all material respects with, all permits, licenses, franchises, certificates, approvals, consents, certificates of authorization, registrations and other authorizations required for its operations and Real Property under Environmental Laws. There is no Proceeding pending or, to the Knowledge of the Company, threatened against the Company that is based on or alleges Liability under Environmental Laws. The Company has not received any written or, to the Knowledge of the Company, oral claim, notice or information request alleging that the Company is in material violation of, or may have material Liability under, Environmental Laws, which, in each case, was either received during the Lookback Period or the subject of which remains unresolved. No Hazardous Material has been Released: (a) as a result of the Company’s operations; (b) at, to, on, under or from any real property currently or, formerly owned, leased, or operated by the Company; or (c) at, to, on, under or from any real property at or to which the Company has disposed of, arranged for the disposal of, or transported (or arranged for the transport of) any Hazardous Material, in the case of each of clauses (a), (b) and (c), in an amount, manner, condition or concentration that has resulted, or would reasonably be expected to result, in material Liability to the Company under Environmental Laws. The Company has not assumed (whether by Contract or operation of law), or provided an indemnity with respect to, any material Liability (including any material investigatory, corrective, or remedial obligation) of any other Person arising under Environmental Laws. Section 4.18 Intellectual Property. (a) Except as would not be material and adverse to the Business taken as a whole, the Company has exclusive ownership of, or a license or other valid right to use, all Intellectual Property used in the business of the Company as presently conducted. Following the Closing Date, the Buyer will have the same rights and privileges to the Company Intellectual Property as the Company had in such Intellectual Property immediately prior to the Closing Date. Except as would not be material and adverse to the Business taken as a whole, all Company Intellectual Property is solely and exclusively owned by the Company, free and clear of all Liens (other than Permitted Liens). (b) Schedule 4.18(b) of the Disclosure Schedules sets forth a complete and accurate list of all Registered Intellectual Property, in each case including, to the extent applicable: (i) the owner of such filing, issuance or registration; (ii) the date of filing, issuance or registration; (iii) the filing, issuance or registration number; and (iv) the name of the jurisdiction or territory where the filing, issuance or registration was made. Each item of Registered Intellectual Property is subsisting, and to the Knowledge of the Company, valid and enforceable, and has not been abandoned or cancelled. Except as would not be material and adverse to the Business, taken as a whole, all Registered Intellectual Property has been duly maintained (including the payment of maintenance fees) and is currently in compliance with formal legal requirements and all required filings and payments with respect to the Registered Intellectual Property due through the Effective Date have been made. (c) There are no pending or, to the Knowledge of the Company, currently threatened claims or demands against the Company alleging that any of the operations of the Business infringes or violates (or in the past infringed or violated) the rights of any other Person in or to any Intellectual Property (“Third Party IP”) or constitutes a misappropriation of (or in the past constituted a misappropriation of) any subject matter of any Third Party IP, or that any of the Company Intellectual Property is invalid or 42 unenforceable. No Proceedings are pending or, to the Knowledge of the Company, threatened, against the Company that challenge the rights of the Company in respect of any of the Company Intellectual Property. (d) The Company has taken commercially reasonable actions to maintain the confidentiality and value of its Trade Secrets. Except as would not be material and adverse to the Business taken as a whole, the Company has not made valuable proprietary and non-public information of the Company available to any Person except pursuant to written agreements requiring the recipients to maintain the confidentiality of such information and restricting the use of such information. (e) Except as would not be material and adverse to the Business taken as a whole, each current or former employee, advisor, partner, consultant or contractor of the Company that has been involved in the creation, invention or development of material Intellectual Property for or on behalf of the Company (each such Person, a “Contributor”), has executed and delivered written Contracts with the Company that presently assign to the Company all such Intellectual Property to the Company, except to the extent such Intellectual Property is owned by the Company as a matter of Law. Without limiting the foregoing, no Contributor owns or has any right, claim, interest or option, including the right to further remuneration or consideration, with respect to any Company Intellectual Property, nor has any Contributor made any assertions in writing or, to the Knowledge of the Company, orally to the Company with respect to any alleged ownership or any such right, claim, interest or option, nor, to the Knowledge of the Company, threatened any such assertion; and neither this Agreement and the other Transaction Documents nor the consummation of the Transaction or thereby will provide any Contributor with any such right, claim, interest or option. (f) Except as would not be material and adverse to the Business taken as a whole, the operation of the Business does not infringe or violate (and since the Lookback Date has not infringed or violated) any Third Party IP nor constitute a misappropriation of (and since the Lookback Date has not constituted a misappropriation of) any Third Party IP. To the Knowledge of the Company, and except as would not be material and adverse to the Business taken as a whole, there is no, nor has there been, any infringement, misappropriation or other violation by other Persons of any Company Intellectual Property. (g) No funding, facilities or personnel of any Governmental Authority, university, college, other educational institution or research center was used to develop any Company Intellectual Property in such a manner as to give any of the foregoing any claim or right, current or contingent, in or to any Company Intellectual Property. (h) Except as would not be material and adverse to the Business taken as a whole, the Company has obtained and possesses valid licenses to use all of the Software present on the computers and other Software-enabled electronic devices that they own or lease or that they have otherwise provided to their employees and contractors for use. The Software, computers, servers, workstations, routers, hubs, switches, circuits, networks, data communications lines and all other information technology equipment of the Company (collectively, the “IT Assets”) are in good working condition to effectively perform all information technology operations necessary to conduct the Company’s business, including with the respect to redundancy and scalability, in each case, in all material respects. The Company has not experienced, since the Lookback Date, any material disruption to, or material interruption in, the IT Assets. The Company has implemented commercially reasonable measures designed to protect the confidentiality and security of the IT Assets and all information stored or contained therein or transmitted thereby against any unauthorized use, access, interruption, modification or corruption. The Company has implemented commercially reasonable data backup, data storage, system redundancy and disaster avoidance and recovery procedures with respect to the IT Assets. Section 4.19 Powers of Attorney; Bank Accounts. 43 (a) The Company does not, as of the date hereof, have any outstanding powers of attorney that authorize any Person other than an officer of the Company (including any Seller and/or Beneficial Owner) to act on behalf of and legally bind the Company. (b) Schedule 4.19(b) of the Disclosure Schedules sets forth each bank account of the Company and each authorized signatory with respect thereto. Section 4.20 Employee and Labor Matters. (a) The Company is not, and since the Lookback Date has not been, bound by or negotiating any Labor Agreement with respect to the Company Employees or Contingent Workers. There is no, and since the Lookback Date there has not been any, labor strike, work stoppage, picketing, hand billing, lockout, organizational campaigns, labor dispute or walkout pending or, to the Knowledge of the Company, threatened orally or in writing against the Company. To the Knowledge of the Company, there are, and since the Lookback Date there have been, no (i) labor unions, works council or other labor organizations representing or purporting to represent any Company Employees or Contingent Workers, (ii) unfair labor practice charges or representation or certification proceedings pending or threatened before the National Labor Relations Board or any other Governmental Authority, or (iii) grievances, complaints, claims or judicial or administrative proceedings pending or threatened by or on behalf of any Company Employees. (b) The Company is, and has been at all times since the Lookback Date, in compliance in all material respects with all applicable Laws respecting labor and employment matters, including fair employment practices, terms and conditions of employment, wages and hours (including payment of minimum wage and overtime), pay equity, pay transparency, discrimination, harassment, retaliation, wrongful discharge, whistleblowing, employee trainings, collective bargaining, fair labor standards, occupational health and safety, restrictive covenants, work authorization and immigration (including the completion of Forms I-9 for all Company Employees and the proper confirmation of employee visas), unemployment compensation, workers’ compensation, employee leave, classification of employees, classification of independent contractors, plant closures and layoffs (including the WARN Act), artificial intelligence and the use of automated decision-making tools. The Company is not, nor since the Lookback Date has been, a party to, or otherwise bound by or negotiating any consent decree with, or citation from, any Governmental Authority relating to current or former Service Providers or labor or employment practices. (c) (i) The Company has paid in full, or has caused to be paid in full, to all current and former Service Providers or, with respect to current Service Providers, adequately accrued in accordance with the Accounting Principles, all compensation and benefits due to or on behalf of such Service Providers; (ii) there is no Proceeding with respect to the payment of wages or other compensation due with respect to any services performed for the Company, or amounts required to be reimbursed by the Company, now pending or, to the Knowledge of the Company, threatened before any Governmental Authority; and (iii) the Company has no Liability for any employment Taxes or any payment to any trust or other fund governed by or maintained by or on behalf of any Governmental Authority with respect to unemployment compensation benefits, social security or other benefits or obligations for employees (other than routine payments to be made in the normal course of business and consistent with past practice). (d) Since the Lookback Date, the Company has not engaged in or effectuated any “plant closing,” “business closing,” or “mass layoff” as defined in the federal Worker Adjustment Retraining and Notification Act of 1988, as amended, or any similar state, local or foreign law or regulation (the “WARN Act”) affecting any site of employment or one or more facilities or operating units within any site of employment or facility of the Company.

44 (e) Schedule 4.20(e) of the Disclosure Schedules contains a true, correct and complete list of all employees of the Company as of the date of this Agreement (the “Company Employees”), setting forth for each such Company Employee: their name; employing entity; job title; current annual salary rate or current hourly wage rate, as applicable; target bonus opportunity; commission eligibility; hire date; accrued but unused vacation and paid-time-off; principal work location (city, state and country); residence (state and country); status (i.e., active or inactive and if inactive, the type of leave and estimated duration); whether classified as exempt or nonexempt for purposes of wage and hour laws; whether full-time or part- time; any visa or work permit status and the date of expiration, if applicable; and the total amount of bonus, retention, severance and other amounts to be paid to such employee at the Closing or otherwise in connection with the Transaction. (f) Schedule 4.20(f) of the Disclosure Schedules contains a list of all individual independent contractors or consultants used by the Company and classified by the Company as other than employees (“Contingent Workers”) currently engaged by the Company as of the date of this Agreement, along with the following information for each such Contingent Worker: the role or position with the Company, date of retention, end date (if applicable), location (city, state and country), average hours worked per week, rate of remuneration and whether, to the Knowledge of the Company, such Contingent Worker has entered into a written agreement with the Company containing customary covenants regarding confidentiality and assignment of Intellectual Property. (g) Since the Lookback Date, the Company is not, nor has been, involved in any Proceeding with respect to employment or labor matters (including but not limited to allegations of employment discrimination, retaliation, noncompliance with wage and hour laws, the misclassification of independent contractors or employees, violation of restrictive covenants, sexual harassment, other unlawful harassment or unfair labor practices). (h) Since the Lookback Date, no allegations of sexual harassment, other unlawful harassment, unlawful discrimination or retaliation have been made to the Company with respect to any Service Provider. Any and all allegations of sexual harassment, other unlawful harassment, unlawful discrimination or retaliation made to the Company with respect to any Service Provider have been promptly and thoroughly investigated, and the Company has taken appropriate steps, as necessary, to address and resolve any and all such allegations. To the Knowledge of the Company, there are no facts that would reasonably be expected to give rise to a claim for sexual harassment, other unlawful harassment or unlawful discrimination or retaliation against the Company or any of its officers, directors, partners or employees. (i) Except as set forth on Schedule 4.20(i) of the Disclosure Schedules, to the Knowledge of the Company, no Key Employee or officer or executive of the Company has communicated to the Company or any of its members any plans to terminate his, her or its employment or service arrangement with the Company before the one (1) year anniversary of the Closing. Section 4.21 Employee Benefit Plans. (a) Schedule 4.21(a) of the Disclosure Schedules lists all material Employee Benefit Plans. (b) The Company has made available to the Buyer a true, correct and complete copy of the following with respect to each material Employee Benefit Plan, as applicable, (i) each plan document (including any amendments thereto) and descriptions of the material terms of any such material Employee Benefit Plan that is not in writing; (ii) the three most recently filed annual reports; (iii) the most recent summary plan description (or other material descriptions provided to employees) and all modifications thereto; (iv) the most recently received determination or opinion letter issued by the IRS; (v) the most 45 recently prepared actuarial report and financial statements; (vi) the non-discrimination testing results for the last three years; and (vii) all material, written communications received from any Governmental Authority during the Lookback Period. (c) Each Employee Benefit Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and has received a favorable determination letter from the IRS or is the subject of a favorable opinion letter from the IRS and, to the Knowledge of the Company, there are no facts or circumstances that would be reasonably likely to adversely affect the qualified status of any such Employee Benefit Plan or require corrective action with the IRS or under the Employee Plans Compliance Resolution System to maintain such qualification. (d) Neither the Company nor any ERISA Affiliate has, within the past six (6) years, maintained, contributed to, or been required to contribute to: (i) any employee benefit plan subject to Title IV of ERISA, Section 412 of the Code, Section 302 of ERISA; (ii) a multiemployer plan (within the meaning set forth in Section 3(37) of ERISA); (iii) any funded welfare benefit plan within the meaning of Section 419 of the Code, (iv) any “multiple employer plan” (within the meaning of Section 210 of ERISA or Section 413(c) of the Code); or (v) any “multiple employer welfare arrangement” (as such term is defined in Section 3(40) of ERISA), and neither the Company nor any ERISA Affiliate has within the past six years incurred any Liability under Title IV of ERISA that has not been paid in full. No event has occurred and no condition exists that could reasonably be expected to subject the Company, by reason of its affiliation with any ERISA Affiliate, to any material Tax or Liability in respect of any plan that is sponsored, maintained, contributed to, or required to be contributed to by any ERISA Affiliate (other than the Company). (e) The Company has no obligation to provide (whether under an Employee Benefit Plan or otherwise) health, accident, disability, life or other welfare or insurance benefits to any current or former Service Providers or retirees of the Company (or any spouse, beneficiary or dependent of the foregoing ) beyond the termination of employment or engagement, as applicable, of such Service Provider or retiree, other than health continuation coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act or similar state Law. (f) (i) Each Employee Benefit Plan is and has been established, operated, and administered in all material respects in accordance with applicable Law and its terms. (ii) No Employee Benefit Plan is, or within the past six years has been, the subject of an application or filing under a government sponsored amnesty, voluntary compliance, or similar program, or been the subject of any self- correction under any such program. (iii) No Proceeding (other than those relating to routine claims for benefits) is pending or, to the Knowledge of the Company, threatened with respect to any Employee Benefit Plan, and to the Knowledge of the Company, no material facts or circumstances exist that would reasonably be expected to form a reasonable basis for any such Proceeding. (iv) All payments and/or contributions required to have been timely made with respect to any Employee Benefit Plan either have been made or have been accrued in accordance with the terms of the applicable Employee Benefit Plan and applicable Law. (v) The Employee Benefit Plans satisfy in all material respects the minimum coverage, affordability and non-discrimination requirements under the Code. (g) Each Employee Benefit Plan that constitutes in any part a nonqualified deferred compensation plan within the meaning of Section 409A of the Code has been operated and maintained in all material respects in operational and documentary compliance with Section 409A of the Code and applicable guidance thereunder. (h) Neither the execution and delivery of this Agreement or the other Transaction Documents, nor the consummation of the Transaction, either alone or in combination with another event 46 (whether contingent or otherwise) will (i) entitle any current or former Service Provider of the Company to any payment; (ii) increase the amount of compensation or benefits due to any such Service Provider; (iii) accelerate the vesting, funding or time of payment of any compensation, equity award or other benefit under any Employee Benefit Plan; or (iv) restrict any rights of the Company to amend or terminate any Employee Benefit Plan. No Service Provider of the Company is entitled to receive any Tax “gross-up” or similar “make whole” payment from the Company for the imposition of the excise Tax under Section 4999 of the Code or the additional Tax under Section 409A of the Code. (i) Neither the execution and delivery of this Agreement or the other Transaction Documents, nor the consummation of the Transaction or thereby, either alone or in combination with another event (whether contingent or otherwise) will result in any “parachute payment” under Section 280G of the Code (or any corresponding provision of state, local, or foreign Tax law). (j) No Employee Benefit Plan is subject to the laws of any jurisdiction outside the United States. (k) None of the outstanding Equity Securities of the Company constitutes “restricted equity” (i.e., equity that is or was subject to a risk of forfeiture) for purposes of the Code with respect to which an election under Section 83(b) of the Code was intended to be made and was treated by the Company, for Tax and withholding purposes, as having been made that has not been timely made. Section 4.22 Assets Under Management. (a) Set forth in Schedule 4.22(a) of the Disclosure Schedules are: (i) the aggregate dollar amount of Assets Under Management by the Company as of the Base Date; and (ii) the aggregate Base Revenue Run-Rate for those Advisory Contracts listed on Schedule 4.22(b) of the Disclosure Schedules. (b) Set forth in Schedule 4.22(b) of the Disclosure Schedules is a list as of the Base Date of all Advisory Contracts, setting forth with respect to each such Advisory Contract: (i) The name of the Client under such Advisory Contract, indicating whether such Client is a Private Fund or the Registered Fund; (ii) The amount of Assets Under Management by the Company pursuant to such Advisory Contract; (iii) (A) The fee schedule in effect with respect to such Advisory Contract; (B) any other fees payable by the Client in connection with Investment Management Services provided by the Company other than pursuant to such Advisory Contract; and (C) any fees or other payments required to be paid as of the Base Date by the Company to the Sellers or the Beneficial Owners, any Company Employee, or any of their respective Affiliates in connection with such Advisory Contract and/or the relationship with such Client; (iv) Any fee changes under such Advisory Contract, or changes in the amount of Assets Under Management pursuant to such Advisory Contract as a result of deposits in, or withdrawals from, a Client by Investors therein, in each case, from the Base Date to the Effective Date; (v) Any pending withdrawals or redemptions of, or subscriptions or contributions for, interests of a Fund, or notices received by the Company that an Investor intends 47 to withdraw or redeem, or subscribe or contribute for, interests of a Fund, pursuant to such Advisory Contract; (vi) With respect to each of the Private Funds, (A) the jurisdiction of organization or formation; (B) the investment adviser; (C) the General Partner; (D) the aggregate capital commitments to such Private Fund as of the end of the most recently completed calendar month preceding the Effective Date, including the amount of capital commitments by the Company; (E) the aggregate amount of capital contributions made by the Investors to such Private Fund as of the most recently completed calendar month preceding the Effective Date; (F) the basis for exception from the definition of investment company under the Investment Company Act or exemption from the registration requirements of the Investment Company Act and applicable non- U.S. investment company registration laws; (vii) The manner of: (A) Consent required for the “assignment” under all Laws and such Advisory Contract by the Company of such Advisory Contract resulting from the consummation of the Transaction, including whether express written consent is required under such Advisory Contract (including without limitation, in the case of a Private Fund, an indication of whether or not approval is required from the investors therein, as applicable), in the case of Advisory Contracts which do not terminate by their express terms and/or under Laws as a result of the consummation of such transactions (which Contracts are specifically identified on Schedule 4.22(b) of the Disclosure Schedules); or (B) approval required for the execution and delivery of a new Advisory Contract between the Company and such Client in connection with the Transaction (including, in the case of a Private Fund, an indication of whether or not approval is required from the investors therein, as applicable), for those Advisory Contracts (“Terminating Advisory Contracts”) that will terminate by their express terms and/or under Laws as a result of the consummation of such transactions (which contracts are specifically identified on Schedule 4.22(b) of the Disclosure Schedules), in each case, such that such existing or new Advisory Contract (as applicable) would be duly and validly authorized and approved under applicable Laws and would be in full force and effect between the Company and such Client as of immediately following the Closing. (c) Except for customary “most-favored nations” provisions with Investors in Private Funds set forth in side letters that have been made available to the Buyer, there are no contracts, agreements, arrangements or understandings pursuant to which the Sellers, the Beneficial Owners, the Company or any of their respective employees have undertaken or agreed to cap, waive, offset, reimburse or otherwise reduce any or all future fees or charges payable by or with respect to any Client or Investor. (d) Neither the Company nor any Company Employee provides Investment Management Services to any Person other than pursuant to a written Advisory Contract. (e) Each Client and Investor in a Fund with respect to which the Company earns any performance based fees is a “qualified client” within the meaning of the Investment Advisers Act. (f) The Company does not provide investment advisory services to: (i) any Person that is an investment company (within the meaning of the Investment Company Act) other than the Registered Fund; (ii) other than the Private Funds, any Person that would be an investment company (within the meaning of the Investment Company Act) but for the provisions of Section 3(c)(1), Section 3(c)(7), Section 3(c)(5), the final clause of Section 3(c)(3), or the third or fourth clauses of Section 3(c)(11) of the Investment Company Act; or (iii) any Person that is or is required to be registered under applicable Laws of the appropriate securities regulatory authority in the jurisdiction in which the issuer is domiciled (other than

48 the United States or the states thereof), which is or holds itself out as engaged primarily in the business of investing, reinvesting or trading in securities. (g) As to each Client: (i) there has been in full force and effect an Advisory Contract at all times that the Company was performing Investment Management Services for such Client; and (ii) since the Lookback Date, each Advisory Contract has been performed in all material respects in accordance with applicable Laws and with such Client’s investment policies, guidelines and restrictions set forth in (or otherwise provided to the Company pursuant to or in connection with) such Advisory Contract and Organizational Documents, to the extent applicable. (h) No Client is (or is acting on behalf of) or, within the past six years, has been (or has been acting on behalf of): (i) an employee benefit plan, as defined in Section 3(3) of ERISA, that is subject to Title I of ERISA or a plan, as defined in and that is subject to Section 4975 of the Code; (ii) an entity whose assets include the assets of any such employee benefit plan or a plan, within the meaning of ERISA and applicable regulations; (iii) an employee benefit plan, as defined in Section 3(3) of ERISA, that is not subject to Title I of ERISA but that is subject to any law, rule or regulation similar to any of Part 4, Subtitle B, Title I of ERISA and/or Section 4975 of the Code; or (iv) an entity whose assets include the assets of any employee benefit plan described in clause (iii) immediately above, within the meaning of such applicable Law, rule or regulation (the employee benefit plans, plans and entities described herein collectively being referred to in this Agreement as “Plans”). (i) In the last ten years, neither the Company nor any “affiliate” thereof, as defined in Section VI(d) of Prohibited Transaction Class Exemption 84-14, as amended (“PTE 84-14”), nor any owner, direct or indirect, of a 5% or more interest of the Company has been subject to a “Criminal Conviction”, as defined in Section VI(r) of PTE 84-14, or “Participated” in “Prohibited Misconduct” as defined in Section VI(s) and VI(t) of PTE 84-14. Section 4.23 Private Funds. (a) Each Private Fund has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite corporate, partnership, limited liability company, or similar power and authority to own, lease or otherwise hold its properties and assets and to carry on its business as it is now conducted. Each Private Fund is qualified, licensed or registered to do business in each jurisdiction where it is required to do so under applicable Law, except as would not be material to such Private Fund. All of the outstanding ownership interests of each Private Fund (as applicable) are duly authorized, validly issued, fully paid and non-assessable, and none of such ownership interests have been issued in material violation of any Laws. All ownership interests of the Private Funds that have been and are being offered for sale have been exempt from registration under the Securities Act and are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares or other ownership interests have been or are being offered for sale. No Private Fund is, or at any time since its inception has been, required to register as an investment company under the Investment Company Act. (b) Since the Lookback Date: (i) each Private Fund has been in compliance with all Laws in all material respects; and (ii) there have been no Proceedings pending or, to the Knowledge of the Company, threatened against any Private Fund. The Company and each Private Fund have, since the Lookback Date, complied in all material respects with all material Permits that are necessary for the lawful ownership and use of their respective properties and assets and the conduct of their respective businesses under and pursuant to each applicable Law. The consummation of the Transaction will not result in any revocation, cancellation, material limitation or suspension of any such material Permits. 49 (c) There are no Orders on any of the Private Funds. Each Private Fund (and the Company, with respect to such Private Fund) has timely filed all documents that it was required to file with any Governmental Authority and has paid all fees and assessments due and payable in connection therewith, and all authorizations, licenses, consents and approvals required by all Laws have been obtained in relation to the Private Funds, in each case since the Lookback Date. As of their respective dates, the public filings of each Private Fund made since the Lookback Date complied in all material respects with the requirements of the federal securities laws applicable to such public filings and did not at the time they were filed, and did not during the period of their authorized use, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were or are made, not misleading. (d) Copies of the current private placement memorandum or other offering document of each of the Private Funds have been provided or made available to the Buyer by the Company. The private placement memorandum or other offering document (as applicable) of each Private Fund has at all times since the original offering of shares or other ownership interests in such Private Fund (as applicable) complied with applicable Laws in all material respects, and has not contained any untrue statement of a material fact, or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading, in each such case at all such times as any such prospectus or other applicable offering document was delivered to investors or potential investors in such Private Fund. Since the Lookback Date, each Investor or offeree of an investment in a Private Fund has been delivered a private placement memorandum (or other applicable offering document) relating to such Private Fund at all times required by applicable Laws (and in any event prior to subscribing for, or otherwise making an investment decision with respect to, investment interests in such Private Fund). (e) True, correct and complete copies of the audited financial statements of each Private Fund for the fiscal year ended on December 31, 2024 have been made available to the Buyer. The audited (and unaudited, as applicable) financial statements of each Private Fund (“Private Fund Financial Statements”) fairly present in all material respects the financial condition of such Private Fund as of or for the periods ended on the respective dates of such audited and unaudited financial statements, in each case, in accordance with GAAP applied on a consistent basis (except as otherwise noted therein, subject to year- end adjustments and footnote disclosures with respect to the unaudited financial statements). The Private Fund Financial Statements: (i) were prepared from, and are consistent with, the books and records of the applicable Private Fund; (ii) have been prepared in accordance with GAAP consistently applied throughout the periods covered thereby; and (iii) fairly present in all material respects the financial condition of the applicable Private Fund as of the respective dates of the Private Fund Financial Statements and the results of operations, changes in partners’ equity and cash flow of the Private Fund for the periods ended on such dates, in each case, subject to year-end adjustments and footnote disclosures with respect to unaudited financial statements. No financial statements of any Person other than the applicable Private Fund are required by GAAP to be included or reflected in any of the applicable Private Fund Financial Statements. (f) The Private Funds and their respective Subsidiaries have filed all U.S. federal income and all other material Tax Returns required to be filed by or with respect to them (and paid all Taxes required to be paid or remitted by or with respect to them), and all such Tax Returns are true, correct and complete in all material respects. No Private Fund (or subsidiary thereof) is the subject of any audit or investigation regarding any Tax, and the Company has not been notified that any Private Fund (or subsidiary thereof) has been selected for any such Tax audit or investigation. (g) Since the Lookback Date, the value of each Private Fund’s net assets has been determined and is being determined using portfolio valuation methods that comply in all material respects 50 with the methods then in effect or currently in effect, as applicable, as described in the Organizational Documents applicable to such Private Fund and any requirements imposed under Laws. (h) Any performance based fees and allocations paid or payable to the Company has been since inception, and continues to be, calculated and paid to the Company in compliance with the Organizational Documents applicable to such Private Funds. There does not exist, as of the Effective Date, any clawback or similar obligation to any Private Fund, and no such obligation is expected to exist at the next measurement date for such clawback obligations. (i) No Client or Investor in a Private Fund has provided written notice to the Company of any unresolved material dispute such Client or Investor has with any Seller or the Company. No Investor in any Private Fund has, since the Lookback Date, sought or, to the Knowledge of the Company, threatened to seek removal of the Company from the role of investment advisor, investment manager, general partner, managing member or manager with respect to such Private Fund, and to the Knowledge of the Company, there are no facts or circumstances that, after notice or lapse of time or both, would constitute cause for removal under the Organizational Documents or Advisory Contract relating to any Private Fund. (j) Except as set forth in Schedule 4.23(i) of the Disclosure Schedules, within the past six years, no Investor or other investor in any account, fund or other vehicle to which the Company provides services as an investment advisor or manager is (or has been) a Plan. There has been no non-exempt “prohibited transaction” within the meaning of Section 406 of ERISA, Section 4975 of the Code, or applicable similar law with respect to any Investor or other such investor that is a Plan. The Company has not, with respect to any Investor that is a Plan, breached an applicable fiduciary responsibility under Part 4 of Subtitle B of Title I of ERISA within the six (6) years prior to the date of this Agreement. (k) Within the past six years, none of the Company, Private Funds or other such vehicles (or the management thereof) is or has been the subject of any audit, proceeding, penalty or enforcement by the U.S. Department of Labor or any Governmental Authority under ERISA, Section 4975 of the Code or similar law. (l) The Company has delivered or made available to the Buyer each side letter agreement in effect entered into by and between each Private Fund, or other such vehicle, and each Investor that is subject to Title I of ERISA, Section 4975 of the Code, or any similar law. (m) With respect to each Private Fund REIT: (i) Each Private Fund REIT: (A) has been subject to taxation as a REIT and has satisfied all requirements to qualify and be taxed as a REIT beginning with its first REIT taxable year and for each subsequent taxable years through the taxable year most recently ended; and (B) has been organized and operated in a manner consistent with the requirements for qualification and taxation as a REIT for the taxable year that includes the Closing Date (without regard to any transactions that occur after the Closing and without regard to any distribution requirements). (ii) No challenge to any Private Fund REIT’s status as a REIT is pending or, to the Knowledge of the Company, has been threatened. (iii) No Private Fund REIT directly or indirectly holds any asset the disposition of which would be subject to (or to rules similar to) Section 1374 of the Code (or otherwise result in any “built-in gains” Tax under Section 337(d) of the Code and the applicable Treasury Regulations thereunder). 51 (iv) No Private Fund REIT has engaged at any time in any “prohibited transactions” within the meaning of Section 857(b)(6) of the Code. (v) No Private Fund REIT has any earnings and profits attributed to itself or any other corporation accumulated in any non-REIT year within the meaning of Section 857 of the Code. (vi) No Private Fund REIT has engaged at any time in any transaction that would give rise to “redetermined rents,” “redetermined deductions,” “excess interest,” or “redetermined TRS service income” as described in Section 857(b)(7) of the Code. Section 4.24 Registered Fund. (a) Registered Fund Agreements. Schedule 4.24(a) of the Disclosure Schedules describes each Advisory Contract, distribution or underwriting contracts, plans adopted pursuant to Rule 12b-1 under the Investment Company Act, arrangements for the payment of service fees (as such term is defined in Rule 2830 of the FINRA Conduct Rules), administrative, custody, transfer agent, shareholder servicing and similar services agreements and other material agreements and contracts (other than agreements and contracts entered into by the Registered Funds in the ordinary course of business consistent with past practice in connection with the making of portfolio investments) pertaining to the Registered Fund that are currently in effect, to the extent not previously filed with the SEC and publicly available. The Registered Fund, has had at all times in full force and effect (x) an Advisory Contract and (y) a distribution or underwriting agreement at all times since the inception of the Registered Fund, and each such agreement pursuant to which the Company has received compensation with respect to its activities in connection with the Registered Fund was duly approved in accordance with the applicable provisions of the Investment Company Act. (b) Registration and Regulation. The Registered Fund is duly registered with the SEC as an investment company under the Investment Company Act, and all shares of the Registered Fund, which since its organization, have been or are being offered for sale: (i) have been duly registered under the Securities Act; and (ii) have been duly registered, qualified or are exempt from registration or qualification under the securities Laws of each state or other jurisdiction in which such shares have been or are being offered. Since the Lookback Date, the Registered Fund has been in compliance with all applicable Laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act and all applicable state securities Laws, in each case, in all material respects. To the Knowledge of the Company, the value of the net assets of the Registered Fund is determined pursuant to the requirements of the Investment Company Act. Except as set forth on Schedule 4.24(b) of the Disclosure Schedules, there are, and since the Lookback Date, there have been, no legal or governmental actions, investigations or proceedings pending or, to the Knowledge of the Company, threatened against the Registered Fund. (c) Financial Statements. The books of account and related records of the Registered Fund fairly reflect their respective assets, liabilities and transactions in accordance with GAAP applied on a consistent basis. (i) The audited financial statements of the Registered Fund as of and for the fiscal year ended September 30, 2024 (the “Audited Registered Fund Financial Statements” and the “Registered Fund Financial Statement Date”); and (ii) the unaudited financial statements of Registered Fund for the nine- month period ended June 30, 2025 (including, in each case, balance sheets, statements of operations and statements of cash flows) (the “Unaudited Registered Fund Financial Statements”) (the Audited Registered Fund Financial Statements and the Unaudited Registered Fund Financial Statements being referred to herein, collectively, as the “Registered Fund Financial Statements”) present fairly in all material respects the financial position of the Registered Fund and the results of operations and cash flows for the dates and periods indicated. The Audited Registered Fund Financial Statements have been certified by an

52 independent registered public accounting firm and have been prepared in accordance with GAAP applied on a consistent basis. The Company has made available to the Buyer true and complete copies of the Registered Fund Financial Statements. (d) No Material Adverse Changes. Since the Registered Fund Financial Statement Date, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of the Registered Fund. (e) Contracts. Except for contracts and agreements disclosed in Part C to its registration statement on Form N-1A, the Registered Fund is not a party to any material contract, debt arrangement, futures contract, plan, lease, franchise, license or permit (other than permits issued under any securities Law) of any kind or nature whatsoever. Since the Lookback Date, no material default by the Registered Fund nor by any other party, exists under any of the Contracts listed in Part C to each of the Registered Fund’s registration statement on Form N-1A. (f) Assets Under Management. The investments made by the Company on behalf of the Registered Fund have, since the Lookback Date, been made in accordance with the Registered Fund’s investment policies, guidelines and restrictions set forth in its Advisory Contract, offering documents, constituent documents and marketing materials, in each case as in effect at the time the investments were made, and have been held thereafter in accordance with such investment policies, guidelines and restrictions, in each case, in all material respects. (g) Taxes. (i) The Registered Fund has paid or caused to be paid all material Taxes required to be paid by it through the Effective Date. The unpaid Taxes of the Registered Fund: (i) did not, as of the Registered Fund Financial Statement Date, materially exceed the reserve for Tax Liability (rather than the reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth in the unaudited balance sheet as of such date (rather than in any notes thereto); and (ii) do not materially exceed that reserve as adjusted for the passage of time through the Effective Date and the Closing Date in accordance with the past custom and practice of the Registered Fund in filing its Tax Returns. All material Taxes required to be withheld by the Registered Fund including, but not limited to, Taxes arising as a result of payments, including salaries and wages, to non-U.S. persons or to employees of the Company or the Registered Fund, have been collected and withheld, and have either been paid to the applicable Governmental Authority, set aside in accounts for such purpose, or accrued, reserved against, and entered on the books and records of the Registered Fund, all in accordance with applicable Law. (ii) The Registered Fund has, in accordance with all applicable Laws, filed all income and other material Tax Returns required to be filed by it, and all such Tax Returns are correct and complete in all material respects. For each Taxable period of the Registered Fund ended on or after December 31, 2019, the Registered Fund has delivered to the Buyer true, correct and complete copies of all material Tax Returns, examination reports and statements of deficiencies assessed against or agreed to by the Registered Fund. The Registered Fund has delivered to the Buyer true, correct and complete copies of all Tax notices filed and elections made by (or with respect to) the Registered Fund. (iii) No claim has ever been made in writing by a Governmental Authority in a jurisdiction where the Registered Fund does not file reports and returns that the Registered Fund is or may be subject to Taxation by that jurisdiction. There are no Liens related to Taxes on any of the assets of the Registered Fund that arose in connection with any failure (or alleged failure) to 53 pay any Taxes. The Registered Fund has not entered into a closing agreement pursuant to Section 7121 of the Code or with any Governmental Authority. (iv) There has not been any audit of any Tax Return filed by the Registered Fund, no such audit is in progress, and the Registered Fund has not been notified in writing by any Governmental Authority that any such audit is contemplated or pending. No extension of time with respect to any date on which a Tax Return was or is to be filed by the Registered Fund is in force, and no waiver or agreement by the Registered Fund is in force for the extension of time for the assessment or payment of any Taxes. (v) The Registered Fund has not received from any Governmental Authority any notice of a proposed adjustment, deficiency or underpayment of Taxes or any other such notice which has not been satisfied by payment or been withdrawn. To the Knowledge of the Company, neither the IRS nor any Governmental Authority is threatening to assert against the Company any deficiency or claim for additional Taxes. (vi) The Registered Fund has never been (and has never had any Liability for unpaid Taxes because it had been) a member of an “affiliated group” (as defined in Section 1504(a) of the Code). The Registered Fund has never filed, and has never been required to file, a consolidated, combined or unitary Tax Return with any other entity. The Registered Fund is not party to, nor does it have any obligation under, any Tax sharing agreement. The Registered Fund has no Liability for the Taxes of any Person as a transferee or successor. (vii) For each taxable year of its existence, the Registered Fund has had in effect an election to be a regulated investment company under Subchapter M of the Code, has satisfied, and, for the taxable year that includes the Closing Date, for that portion of such taxable year ending on the Closing Date, expects to satisfy, all of the requirements of Subchapter M of the Code for treatment as a regulated investment company, and for each such taxable year (or portion thereof), the Registered Fund has been eligible to compute its U.S. federal income tax under Section 852 of the Code. (viii) The Registered Fund will qualify as such as of the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d)(1) of the Code. The Registered Fund has not taken any action, caused any action to be taken, failed to take any action, or caused any failure to take any action which action or failure could cause the Registered Fund to fail to qualify as a regulated investment company under the Code. (ix) The Registered Fund does not and will not have any tax liability under Section 4982 of the Code for any taxable period (or portion thereof) ending on or before the Closing Date. The Registered Fund has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply to the Registered Fund. (x) All dividends paid by the Registered Fund at any time prior to the Closing Date have qualified, or will qualify, for the deduction for dividends paid as defined in Section 561 of the Code. (h) Books and Records. Since the Lookback Date, the books and records of the Registered Fund reflecting the purchase and sale of shares of the Registered Fund by its shareholders, the number of issued and outstanding shares owned by each shareholder and the state or other jurisdiction in which such shares were offered and sold, are true, correct and complete in all material respects. 54 (i) Section 17(e). Neither the Company nor any Person who is an “affiliated person” (as defined in the Investment Company Act) or any other “interested person” (as defined in the Investment Company Act) of the Company receives or is entitled to receive any compensation directly or indirectly: (i) from any Person in connection with the purchase or sale of securities or other property to, from or on behalf the Registered Funds, other than bona fide compensation as principal underwriter for the Registered Fund or as broker in connection with the purchase or sale of securities in compliance with Section 17(e) of the Investment Company Act; or (ii) from any of the Registered Funds or its security holders for other than bona fide investment advisory, administrative or other services. Accurate and complete disclosure of all such compensation arrangements has been made in the registration statement of the Registered Funds filed under the federal securities Laws. (j) Orders. Since the Lookback Date, the Registered Fund is not subject to, or bound by, any Order, including by the SEC or of any arbitrator. (k) Litigation or Proceeding. Since the Lookback Date, no Proceeding is pending or, to the Knowledge of the Company, threatened, against or affecting the Registered Fund before any Governmental Authority (including, but not limited to, the SEC). (l) No Pending Transaction. The Registered Fund is not a party to or bound by any agreement, undertaking or commitment to merge or consolidate with, or acquire all or substantially all of the property and assets of, any other Person, or to sell, lease or exchange all or substantially all of its property and assets to any other Person. (m) Unfair Burden. The Company does not have any express or implied understanding or arrangement that would reasonably be expected to impose an “unfair burden” (as defined in the Investment Company Act) on the Registered Fund for purposes of Section 15(f) of the Investment Company Act as a result of the Transaction. (n) CCO Reports. The Company has made available to the Buyer, prior to the Effective Date, each annual report since the Lookback Date of the Registered Fund’s chief compliance officer required by Rule 38a-1 under the Investment Company Act to be provided to the board of directors or trustees, as applicable, of the Registered Fund. The Company has made available to the Buyer, prior to the Effective Date, each annual report since the Lookback Date of the Company’s chief compliance officer required by Rule 206(4)-7 under the Investment Advisers Act. (o) Since the Lookback Date, the value of the Registered Fund’s net assets has been determined since its inception and is being determined using portfolio valuation methods that comply in all material respects with the methods then in effect or currently in effect and in compliance with Section 2(a)(41) of the Investment Company Act and Rule 2a-5 thereunder. Section 4.25 Brokers. No broker, finder, or investment banker is entitled to any brokerage, finder’s, or other fee or commission in connection with the Transaction based upon arrangements made by or on behalf of the Company or any Seller. ARTICLE V REPRESENTATIONS AND WARRANTIES OF THE BUYER As a material inducement to the Company, Sellers and the Beneficial Owners to enter into and perform their respective obligations under this Agreement, the Buyer represents and warrants as follows in this Article V. 55 Section 5.01 Authority; Authorization. The Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Buyer has all requisite power and authority to execute and deliver this Agreement and the other Transaction Documents, and to perform and comply with all the terms, covenants and conditions to be performed and complied with by the Buyer hereunder and thereunder. The execution, delivery and performance of each of the Transaction Documents to which the Buyer is or shall be a party have been or shall be duly executed and delivered by the Buyer. Assuming due and valid authorization, execution and delivery of each of the Transaction Documents by the other parties hereto and thereto, each of the Transaction Documents to which the Buyer is or shall be a party constitutes the valid and legally binding obligation of the Buyer, enforceable in accordance with its terms and conditions, in each case subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).Noncontravention. Except: (a) as set forth on Schedule 5.02; (b) as contemplated by Section 6.12 and Section 6.13; and (c) for any filings pursuant to the HSR Act, the execution, delivery and performance by the Buyer of this Agreement, and all other Transaction Documents to which the Buyer is or shall be a party, and the fulfillment of and compliance with the respective terms hereof and thereof, do not and shall not (with or without due notice or lapse of time or both): (i) conflict in any material respect with or result in a breach in any material respect of the terms, conditions, or provisions of; (ii) constitute a material default under; (iii) give any third party the right to modify, terminate, or accelerate any material obligation under or result in the modification, termination, or acceleration of any material obligation under or result in the obligation to make any material payment (including any change of control, severance or similar payments) under; (iv) result in a material violation of; or (v) require any authorization, consent, approval, exemption, or other action by or notice or declaration to, or filing with, or other Consent from, any Governmental Authority or other Person pursuant to, any material Law to which such the Buyer is subject or any material Contract to which the Buyer is a party or any order, judgment, or decree to which the Buyer is subject. Section 5.03 Compliance with Law. (a) The Buyer, and to the Knowledge of the Buyer, its managers, directors, officers, and employees, is, and since the Lookback Date has been, in compliance in all material respects with all Laws in connection with the business or affairs or properties or assets of the Buyer. (b) The Buyer is not in default with respect to any Order, in each such case, relating to or otherwise affecting the Buyer. The Buyer, and to the Knowledge of the Buyer, its managers, directors, officers, and employees, have not been or are charged by any Governmental Authority with or, to the Knowledge of the Buyer, is threatened with or under investigation by any Governmental Authority with respect to, any violation of any applicable Laws or Order affecting or relating to the Buyer or the Transaction. (c) Since the Lookback Date, neither the Buyer nor any “covered associate” of the Buyer has made a “contribution,” or “coordinated” or “solicited” a “contribution,” to an “official” of a “government entity” that is a client or prospective client (or an investor in a “covered investment pool” that is a Client or prospective client) which would disqualify the Buyer from providing investment advisory services for compensation to such Governmental Authority either directly or through a “covered investment pool”, in accordance with Rule 206(4)-5 of the Investment Advisers Act. (d) There is no disqualification of the Buyer, its affiliates, or its or their employees under Section 9(a) or 9(b) of the Investment Company Act. Neither the Buyer nor any other Person “associated” (as defined in the Investment Advisers Act) with the Buyer is ineligible pursuant to Section 203(e) or 203(f) of the Investment Advisers Act to serve as a registered investment adviser or as an

56 associated Person of a registered investment adviser nor is there any Proceeding pending or, to the Knowledge of the Buyer, threatened by any Governmental Authority that would result in the ineligibility of the Buyer or any such “person associated with” the Buyer to serve in any such capacities pursuant to Section 203(e) or 203(f) of the Investment Advisers Act. Section 5.04 No Proceedings. There are no Proceedings pending against or related to, or, to the Knowledge of the Buyer, threatened against or otherwise affecting the Buyer that would, or would reasonably be expected to, prevent or delay the consummation of the Transaction. Section 5.05 Sufficient Funds. The Buyer has, and will have at the Closing, cash on hand and/or undrawn amounts immediately available under existing credit facilities sufficient to pay the Sellers the Closing Payment Amount and to pay the Buyer’s expenses relating to this Agreement and the Transaction. Section 5.06 No Brokers. Except for RBC Capital Markets, LLC, whose fees and expenses will be paid by the Buyer, no broker, finder, or investment banker is entitled to any brokerage, finder’s, or other fee or commission in connection with the Transaction based upon arrangements made by or on behalf of the Buyer. ARTICLE VI COVENANTS Section 6.01 Conduct of Business Prior to the Closing. (a) Except: (x) required by applicable Law, (y) as expressly set forth in this Agreement; or (z) with the prior written consent of the Buyer (not to be unreasonably withheld, conditioned or delayed), from the Effective Date until the Closing (or the earlier termination of this Agreement in accordance with Article X), the Company shall: (i) use commercially reasonable efforts to conduct the Business in the ordinary course of business consistent with past practice; and (ii) use commercially reasonable efforts to maintain and preserve intact the current organization, business and franchise of the Company and to preserve the rights, franchises, goodwill and relationships of the Company’s key employees, Clients and their Investors, vendors, suppliers, lenders, regulators and others having material business relationships with the Company. In furtherance of, and without limiting, the foregoing, from the Effective Date until the Closing (or the earlier termination of this Agreement in accordance with Article X), the Company shall not, directly or indirectly, without the prior written consent of the Buyer, not to be unreasonably withheld, conditioned or delayed (provided, that the following restrictions shall not apply to any activities conducted by the Company on behalf of any Fund in the ordinary course of its management of such Fund): (i) enter into any new line of business; (ii) acquire any business, division, or entity by merger, consolidation, business combination, purchase of Equity Interests or other securities, purchase of assets, or otherwise, in a single transaction or a series of related transactions; (iii) (A) form or create any Subsidiary; (B) invest in, or acquire any Equity Interests of, any entity; or (C) enter into any partnership or joint venture of any kind; (iv) make or commit to make any capital expenditures or purchases of personal property or other assets which are in excess of $[***] in the aggregate; 57 (v) sell, lease, exclusively license, assign, abandon or dispose of, or otherwise transfer, or create or incur any Lien (other than Permitted Liens) on, any material asset or any material Intellectual Property rights; (vi) enter into any lease for real property or amend any Lease of the Company; (vii) except as otherwise required in order to comply with applicable fiduciary duties upon the advice of outside counsel, (A) amend, modify, or initiate a termination of: (1) any Advisory Contract or other Contract with any Client; or (2) any Contract with any Investor in any Fund or any of such Investor’s Affiliates; (B) other than in the ordinary course of business, consistent with past practice, (1) enter into any Advisory Contract or other Contract with any Client or any of such Client’s Affiliates, or any Contract with any Investor in any Fund or any of such Investor’s Affiliates, or (2) resign or voluntarily divest itself as the investment adviser, investment sub-adviser, or General Partner of any Client; (viii) transfer or waive the right to receive any investment advisory or other fees or effect (or seek Investor or Client approval of or otherwise take steps to effect) or announce any increase in promote percentages, decrease in promote hurdles, or change in expense allocation or similar provisions, in respect of any Client; (ix) enter into any Contract or commitment that would, after the Closing Date, limit the Business or the Buyer from engaging or competing in any line of business; (x) amend or modify the Organizational Documents of the Company; (xi) (A) authorize or issue, or propose the authorization or issuance of, any Equity Interests or other securities of the Company, or any rights in respect thereof, or any other security convertible into or exchangeable or exercisable for any such Equity Interests or other security; or (B) adopt a plan of complete or partial dissolution of the Company, or resolutions providing for or authorizing such dissolution or a merger, consolidation, business combination, sale of Equity Interests, sale of assets, restructuring, recapitalization, reorganization, or other similar transaction of, or involving, the Company; (xii) (A) incur any funded Indebtedness (other than the Indebtedness for borrowed money incurred in the ordinary course of business that will be taken into account in determining the Closing Payment Amount (to the extent it remains outstanding as of the Closing)); (B) guarantee the Indebtedness of any other Person; or (C) make any loan or advance to any Person, other than in the ordinary course of business consistent with past practices to employees of the Company; (xiii) (A) enter into, negotiate, establish, adopt, or amend or modify any Labor Agreement or (B) recognize or certify any labor union, works council, labor organization, or group of employees as the bargaining representative for employees of the Company; (xiv) (A) hire or terminate without cause any Service Provider earning annual cash compensation in excess of $[***]; or (B) implement or announce any layoffs, plant closings, reductions in force, furloughs, temporary layoffs, salary or wage reductions, work schedule changes or other such actions that would implicate the WARN Act; (xv) other than in the ordinary course of business, consistent with past practice, enter into, assume, amend, modify, or initiate a termination of any Contract that: (A) is a Material 58 Contract; or (B) would have been a Material Contract had such Contract been in effect on the Effective Date; (xvi) change any Tax or accounting method or accounting or cash management practice or policy used by the Company (including the collection of receivables and payment of payables); (xvii) (A) make or change any material Tax election; (B) prepare or file any Tax Return inconsistent with past practice; (C) amend any income or other material Tax Return; (D) settle or compromise any Liability for Taxes; (E) enter into any closing agreement or similar agreement with a Governmental Authority relating to Taxes; (F) surrender any right to claim a material Tax refund; (G) consent to any extension or waiver of the statute of limitations period applicable to any material Tax claim or assessment; (H) request any ruling or similar guidance with respect to Taxes; (I) file any Tax appeal with respect to real property; (J) take any action that would change the jurisdiction of any Private Fund or the Registered Fund or approve any transaction that would constitute a merger, division or change in type of entity of any Private Fund or the Registered Fund; or (K) take any action, or fail to take any action, that could have the effect of causing any Private Fund REIT to fail to be taxed as a REIT (without regard to any “savings” or “cure” provisions in the Code); (xviii) (A) initiate or prosecute any claim; (B) settle, release, or forgive any claim with a value over $[***] individually or $[***] in the aggregate under this clause; or (C) waive any material right, with respect to: (1) the Company; or (2) the provision of Investment Management Services to any Client; (xix) initiate, prosecute, or settle any Proceeding; (xx) except as may be required by applicable Law or the terms of any Employee Benefit Plan, and except as expressly contemplated by this Agreement, take any of the following actions outside the ordinary course of business consistent with past practices: (A) enter into, adopt, amend, modify, or terminate any material Employee Benefit Plan; (B) increase the compensation, incentive arrangements (including equity arrangements), or other benefits of any Service Provider; or (C) pay any special bonus or special remuneration to any Service Provider; (xxi) fail to maintain at any time any insurance of the kind, in the amount and with the insurers set forth in Schedule 4.14 of the Disclosure Schedules or substantially equivalent insurance with any substitute insurers reasonably acceptable to the Buyer; (xxii) enter into, amend, or modify any Related Party Agreement; (xxiii) waive or release any noncompetition, nonsolicitation, nondisclosure, noninterference, nondisparagement, or other restrictive covenant obligation of any current or former Service Provider; (xxiv) authorize, issue, grant, accelerate, terminate, or amend, modify, or waive any terms of, any interest in, or entitlement to, any Carried Interest; or (xxv) agree, authorize, resolve, commit, or offer to do any of the foregoing, in writing or otherwise. 59 Section 6.02 Transfer of Securities. From the Effective Date until the Closing (or the earlier termination of this Agreement in accordance with Article X), without the prior written consent of the Buyer, each Seller hereby acknowledges and agrees that such Seller shall not, directly or indirectly (through the transfer of any record or beneficial ownership of any intermediate Person or otherwise), transfer record or beneficial ownership of, permit to become subject to any Lien, any of its: (a) Equity Interests of the Company; or (b) Equity Interests in any General Partner, to any Person. Section 6.03 Access to Information; Interim Reports. From the Effective Date until the Closing (or the earlier termination of this Agreement in accordance with Article X), upon reasonable advance notice, the Company shall: (a) afford the Buyer and its Representatives reasonable access to the offices, properties and personnel and the books and records of, the Company, and, upon the reasonable request of the Buyer, direct its advisors to reasonably cooperate with the Buyer and its Representatives, in each case to the extent required in connection with Buyer’s transitioning efforts, or otherwise in connection with the consummation of the Transaction or the RWI Policy; (b) furnish to the Representatives of the Buyer such additional financial, operating, Client and Investor data and other Contracts, documents and information regarding the Company, each Fund and the Business (or copies thereof) as the Buyer may from time to time reasonably request, in each case to the extent required in connection with Buyer’s transitioning efforts, or otherwise in connection with the consummation of the Transaction or the RWI Policy; (c) in addition to the items set forth in clause Error! Reference source not found., furnish to the Buyer such regularly prepared financial and operating data and other information relating to the Company, each Fund and the Business as the Buyer may from time to time reasonably request; provided, that (i) any such access or furnishing of information shall be conducted in such a manner as not to unreasonably interfere with the normal operations of the Company, each Fund and the Business; (ii) no information or access shall be required to be provided if doing so would reasonably be expected to result in either (A) the violation of any applicable Law or (B) the loss of any legal or other privilege available to the Company, any Seller or any Beneficial Owner. If clause (B) of the immediately preceding sentence applies, the parties shall use their commercially reasonable efforts to arrange for the sharing of the relevant information in a manner that does not violate applicable Law, result in the loss of any such legal or other privilege, including, if necessary to avoid the loss of any privilege, entering into a joint defense or similar agreement. All information and access provided herein shall be subject in all respects to the terms of the Confidentiality Agreement. Section 6.04 Notification of Certain Matters. (a) At all times prior to the Closing, upon the written request of the other party hereto, the Company, on the one hand, and the Buyer, on the other hand, shall each give prompt written notice to the other party of the occurrence of any event or the existence of any condition of which the Company, on the one hand, or the Buyer, on the other hand, is aware which would result in any representation, warranty or covenant made by the Company, any Seller, or any Beneficial Owner, on the one hand, or the Buyer, on the other hand, in this Agreement to be untrue or inaccurate (or in the case of any covenant, to be breached) in a manner that would, or would reasonably be expected to, cause the failure of any condition contained in Article VII. (b) At all times prior to the Closing, the Company shall promptly notify the Buyer of any written notice or communication from any Person alleging that the Consent of such Person is required in connection with the Transaction. Section 6.05 Confidentiality. (a) The terms of that certain Confidentiality Agreement, dated as of [***], by and between the Company and the Buyer (the “Confidentiality Agreement”), are hereby incorporated herein by reference and shall continue in full force and effect until the Closing, at which time such Confidentiality

60 Agreement shall terminate. If this Agreement is terminated prior to the Closing for any reason, the Confidentiality Agreement shall nonetheless continue in full force and effect. (b) Following the Closing, each Seller and Beneficial Owner shall, and shall cause such Person’s Affiliates and their respective Representatives to, hold in strict confidence and not disclose, use, or access, any Confidential Information, except to the extent that such information: (i) (A) is or becomes in the public domain through no fault of any Seller or any Beneficial Owner (or such Person’s Affiliates and their respective Representatives); or (B) later lawfully acquired by such Seller or such Beneficial Owner from sources other than those related to such Seller’s or such Beneficial Owner’s direct or indirect prior ownership of the Company or the Business which are not known by such Seller or Beneficial Owner to be bound by an obligation of confidentiality to the Buyer, the Company, or any of their respective Affiliates; (ii) based on the advice of outside counsel, is required to be disclosed pursuant to applicable Law; or (iii) relates to a claim involving the Sellers and Beneficial Owners, on the one hand, and the Buyer, on the other hand; provided however that: (A) with respect to each of clause (ii) and clause (iii) above, if there is any such requirement or claim, each Party hereto shall use its commercially reasonable efforts to seek an order or other reliable assurance that confidential treatment will be accorded to any such disclosure (at the Company’s expense); and (B) notwithstanding the foregoing, each Seller who is an individual and each Beneficial Owner, as of the Closing, shall be an employee of the Buyer or an Affiliate of the Buyer (including the Company) may, solely during the term of such Person’s employment with the Buyer or an Affiliate of the Buyer and in accordance with such Person’s employment-related agreements and other documents with the Buyer or an Affiliate of the Buyer and the Buyer’s or its Affiliates’ policies and procedures, disclose, use and access such information to the extent necessary for such Seller to perform such Seller’s employment duties to the Buyer and its Affiliates. Section 6.06 Commercially Reasonable Efforts. Upon the terms and subject to the conditions set forth in this Agreement, and unless a different standard is otherwise expressly stated herein, from the Effective Date until the Closing (or the earlier termination of this Agreement in accordance with Article X), the Company and the Buyer shall use commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things, reasonably necessary, advisable, or appropriate consistent with applicable Laws and the terms of this Agreement to consummate and make effective in the most expeditious manner reasonably practicable the Transaction. Section 6.07 Further Assurances. Upon the terms and subject to the conditions set forth in this Agreement, at any time or from time to time after the Closing Date, at the reasonable request of another party hereto and without further consideration, each party hereto shall (and shall cause such party’s Affiliates to) execute and deliver such other reasonable documents as may be required to evidence the transfer of ownership of the Purchased Interests to the Buyer in accordance with this Agreement. Section 6.08 No Other Negotiations. From the Effective Date until the Closing (or the earlier termination of this Agreement in accordance with Article X), the Company, each Seller and each Beneficial Owner shall not, and shall cause their respective Affiliates and Representatives not to, directly or indirectly, solicit, knowingly encourage, initiate, continue, or participate or engage in negotiations or discussions with, provide to any Person any confidential information or documentation, or approve, recommend, execute, or enter into any letter of intent, purchase agreement, or other similar Contract or understanding with, any Person relating to the possible sale, lease, or other transfer (in whole or part) of any interest in the Company, the Business, the Equity Interests of the Company or Equity Interests in any General Partner (whether structured as a merger, consolidation, business combination, sale of Equity Interests, sale of assets, joint venture, or otherwise), other than the Buyer and/or its Affiliates (a “Third Party Transaction”). The Company, each Seller and each Beneficial Owner shall, and shall cause their respective Affiliates and Representatives to, immediately cease any discussions or negotiations with any Persons other than the Buyer and its Affiliates that may be ongoing with respect to any such Third Party Transaction. 61 Section 6.09 Announcements. No party hereto shall issue or cause the publication of any press release or other public announcement with respect to this Agreement or the Transaction unless the Sellers’ Representative, on the one hand, and the Buyer, on the other hand, have mutually agreed as to the form, content and timing of such press release or public announcement; provided however that (a) any press release or public announcement of the Transaction shall be mutually agreed by the Sellers’ Representative, on the one hand, and the Buyer, on the other hand, and (b) nothing herein shall prohibit the Sellers’ Representative and, prior to the Closing, the Company, on the one hand, or the Buyer and, following the Closing, the Company, on the other hand, from issuing or causing publication of any other press release or public announcement to the extent that such party determines such action to be required by applicable Laws or the rules of any stock exchange applicable to it or its Affiliates, in which event the party making such determination shall, if not prohibited by such applicable Law or rule, permit the Sellers’ Representative (in the case of a press release or public announcement of the Buyer and, following the Closing, the Company) or the Buyer (in the case of a press release or public announcement of the Sellers’ Representative and, prior to the Closing, the Company) reasonable time to comment on such press release or public announcement in advance of the issuance thereof and consider in good faith (and implement if deemed acceptable) any such comments in any such press release or public announcement. Each party hereto shall cause its Affiliates and their respective Representatives to comply with this Section 6.09. Section 6.10 Expenses. Except as otherwise expressly set forth in this Agreement (including, for clarity, as set forth in the definition of Company Transaction Expenses), each party hereto shall be fully responsible for all fees, costs and other expenses incurred by such party hereto, such party’s Affiliates and/or any of their respective Representatives in connection with: (a) the negotiation, execution, delivery and performance of this Agreement and the other Transaction Documents; and (b) the Transaction, including all fees, costs and other expenses of legal counsel, investment bankers, accounting firms, consultants, brokers and other representatives employed or engaged by such party or such party’s Affiliates. Section 6.11 D&O Indemnification and Tail Policy. (a) The Buyer shall cause the Company to honor and fulfill the obligations of the Company under any and all indemnification, advancement of expenses and similar provisions of the Organizational Documents of the Company for the benefit of its current or former directors, managers, officers and any successor, assign, heir, executor or administrator of any such Person (each, a “D&O Indemnified Party” and collectively, the “D&O Indemnified Parties”). In addition, during the period commencing at the Closing and ending on the sixth (6th) anniversary of the Closing, the Buyer shall cause the Organizational Documents of the Company to contain provisions with respect to indemnification, exculpation and the advancement of expenses, covering acts and omissions of the applicable D&O Indemnified Parties, in each case in their capacities as officers, managers or directors of the Company, occurring at or prior to the Closing, that are at least as favorable as the indemnification, exculpation and advancement of expenses provisions contained in the Organizational Documents the Company as of the Closing and, during such six (6) year period, except as required by applicable Law, such provisions shall not be repealed, amended, or otherwise modified in any manner that adversely affects the rights of the D&O Indemnified Parties. (b) Prior to the Closing, the Company shall obtain a fully prepaid “tail” insurance policy with respect to the insurance coverages currently in effect for the directors, managers and officers of the Company (collectively, the “D&O Tail Policy”) with a claims period of at least six (6) years after the Closing Date for the D&O Indemnified Parties with respect to claims or other matters arising out of or relating to acts or omissions which occurred or existed (or alleged to have occurred or existed) at or prior to the Closing in connection with a D&O Indemnified Party’s service with the Company (including in connection with the transactions contemplated hereby and by any other Transaction Document), which D&O Tail Policy shall provide substantially the same or better levels of coverage under, and with other 62 terms, conditions and retentions at least as favorable as, the directors and officers insurance policy presently maintained by the Company. All fees, costs and other expenses relating to the D&O Tail Policy shall be borne fifty percent (50%) by the Sellers as a Company Transaction Expense, and fifty percent (50%) by the Buyer. After the Closing, for a period of not less than six years from the Closing Date, the Buyer shall not, and shall cause the Company not to, cancel or reduce the coverage under the D&O Tail Policy. (c) If the Buyer or the Company or any of their respective successors or assigns (i) consolidates with or merges into any other Person (other than an Affiliate of the Buyer) and is not the continuing or surviving Person of such consolidation or merger or (ii) transfers or conveys 50% or more of its voting securities or all or substantially all of its assets to any Person, then in each such case the Buyer or the Company shall cause proper provision to be made so that the applicable successors and assigns or transferees expressly assume the obligations set forth in this Section 6.11. (d) The provisions of this Section 6.11 shall survive the Closing and (i) are intended to be for the benefit of, and shall be enforceable by, each D&O Indemnified Party, each of whom is an intended third-party beneficiary of this Section 6.11 and (ii) are in addition to, and not in substitution for, any other rights to indemnification or contribution that any such Person may have by Contract or otherwise. Notwithstanding anything herein to the contrary, the respective rights and benefits of the D&O Indemnified Parties under this Section 6.11 may not be terminated or modified in such a manner as to adversely affect the rights of any D&O Indemnified Party without the prior written consent of such affected D&O Indemnified Party. Section 6.12 Private Funds. The parties hereto acknowledge and agree that the consummation of the Transaction shall constitute an assignment of the Advisory Contracts for the Private Funds under the Investment Advisers Act. (a) With respect to each Private Fund, the Company shall, as promptly as reasonably practicable following the Effective Date (and in no event more than ten Business Days following the Effective Date) send a notice (each, a “Consent Notice”), in a form and substance reasonably satisfactory to the Buyer, informing such Private Fund’s Investors of the Transaction and: (i) requesting the affirmative written consent of such Client’s Investors to the “assignment” (as defined in the Investment Advisers Act) of the Advisory Contract between such Private Fund and the Company resulting from the Transaction; and (ii) informing such Client’s Investors that the consent of such Investor to the assignment of the Advisory Contract will be deemed to have been granted if such Investor: (A) returns the countersigned Consent Notice; or (B) has not withdrawn, or submitted a written request to withdraw, from the Private Fund within forty-five (45) days after the sending of the Consent Notice or otherwise notified the Company in writing that it does not consent to the assignment of the Advisory Contract. (b) An Investor of a Private Fund shall be deemed to have provided its Consent to the “assignment” (as defined in the Investment Advisers Act) of the Advisory Contract between such Private Fund and the Company resulting from the Transaction, if such Investor (i) has returned a countersigned Consent Notice (which Consent Notice may allow for such Investor to execute such Consent Notice with an electronic signature through DocuSign); or (ii) has not, within forty-five (45) days after the sending of the Consent Notice, withdrawn, or submitted a written request to withdraw, from the Private Fund or otherwise notified the Company in writing that it does not consent to the assignment of the Advisory Contract. (c) With respect to each Private Fund, consent to the “assignment” of the Advisory Contract between such Private Fund and the Company resulting from the Transaction of (i) the General Partner of such Private Fund and (ii) at least a majority in interest of the Investors in such Private Fund, 63 shall be required to be obtained by the Company (and shall be required to remain effective immediately after giving effect to the Closing) for such Private Fund to be a Consenting Client. (d) In connection with obtaining Consents from Clients and their Investors, the Company shall keep the Buyer reasonably informed of the status of obtaining such Consents (including any conditions requested by Clients or their Investors and providing copies of such Consents and any written evidence of Persons declining to consent or withdrawing any such Consent), and provide the Buyer in advance of distribution with any notices or other materials to be distributed by the Company to any Client or its Investors that reference the Buyer or any of its Affiliates for the Buyer’s prior review and written consent (not to be unreasonably withheld, delayed or conditioned) and shall promptly provide the Buyer with a copy of any other materials sent to Clients and their Investors in connection with obtaining Consents (or a form thereof for substantially identical materials sent to multiple Clients and/or their Investors). In furtherance of, and without limiting, the foregoing, the Company shall promptly consult with the Buyer regarding any material complaints or material negative feedback received from any Client or its Investors regarding the Transaction or the Consent. (e) Notwithstanding any contrary provision contained in this Agreement, in connection with obtaining the Consents from the Clients and their Investors, the Company shall not agree to any economic concessions (including any fee reduction or waiver, reimbursement obligation, expense cap, or similar offset or arrangement) or other material changes to an Advisory Contract or any other Contract (including and side letters) without the Buyer’s prior written consent. Section 6.13 Registered Fund. The parties hereto acknowledge and agree that the consummation of the Transaction shall constitute an assignment of the Advisory Contract for the Registered Fund under the Investment Company Act. (a) With respect to the Registered Fund, the Company shall, as promptly as reasonably practicable following the Effective Date and subject to the requirements of applicable Law and the fiduciary duties of the Company and the Registered Fund Board, use commercially reasonable efforts to obtain the approval by the Registered Fund Board of the following: (i) (A) a New Registered Fund Advisory Contract, pursuant to the provisions of Section 15 of the Investment Company Act applicable thereto, to be effective (subject to receipt of the Advisory Contract Stockholder Approval) as of the Closing; (B) the matter set forth on Schedule 6.13(a)(i)(B) of the Disclosure Schedules; and (C) the Principal Underwriting Agreement as the principal underwriting agreement for the Registered Fund, to be effective as of the Closing (the foregoing clauses (A)-(C), collectively, the “Fund Board Approvals”); and (ii) the matters set forth on Schedule 6.13(a)(ii) of the Disclosure Schedules. (b) The Company shall, as promptly as reasonably practicable following receipt of the Fund Board Approvals and subject, in each case, to the requirements of applicable Law, use commercially reasonable efforts to cause the Registered Fund Board to solicit approval by the stockholders of the Registered Fund pursuant to the provisions of Section 15 of the Investment Company Act applicable thereto, the New Registered Fund Advisory Contract for the Registered Fund (“Advisory Contract Stockholder Approval”). Without limiting the foregoing, subject, in each case, to the requirements of applicable Law and the fiduciary duties of the Company and the Registered Fund Board, the Company shall use commercially reasonable efforts to: (A) request, as promptly as practicable following receipt of the Fund Board Approvals, the Registered Fund Board to call a meeting of stockholders to be held as promptly as reasonably practicable for the purpose of voting upon the Advisory Contract Stockholder Approval; (B) request that the Registered Fund prepare and file (or cause to be prepared and filed) with the SEC and all other applicable Governmental Authorities, as promptly as reasonably practicable, all proxy solicitation materials required to be distributed to its stockholders with respect to the actions recommended for the Advisory Contract Stockholder Approval, and request that the Registered Fund mail (or cause to be mailed)

64 such proxy solicitation materials as promptly as reasonably practicable after clearance thereof by the SEC (if applicable); and (C) request the Registered Fund Board to prepare and submit, as promptly as reasonably practicable following the mailing of the proxy materials, to its stockholders for a vote at a stockholders meeting, the proposals described in clause (A) above. Any expenses incurred by the Company or the Registered Fund in connection with obtaining the approvals contemplated by this Section 6.13(b) (the “Proxy and Related Expenses”) shall be borne [***]% by the Sellers as a Company Transaction Expense. (c) In connection with materials requested by the Registered Fund or its legal counsel in connection with the review or preparation of the proxy materials referenced in Section 6.13(b), the Buyer shall be given, and have the right to review, in advance of submission to the Registered Fund Board or its legal counsel, the materials (and any amendment or supplement thereto) to be furnished by the Company to the Registered Fund Board or its legal counsel, and to promptly provide reasonable comments on such material, and the Company (in coordination with the Registered Fund and under the general direction of the Registered Fund Board and its legal counsel) shall consider such comments in good faith. (d) The Buyer, on one hand, and the Company, the Sellers and the Beneficial Owners, on the other hand, shall cooperate with one another in connection with the actions contemplated by this Section 6.13, including in any communications or presentations by the Company, the Sellers or the Beneficial Owners to the Registered Fund Board or the stockholders of the Registered Fund and by providing any information reasonably requested by the other. Further, the parties shall promptly provide to the Registered Fund Board all information relating to such party and its Affiliates as is reasonably requested by the Registered Fund Board to enable it to evaluate the terms of the New Registered Fund Advisory Contract, or other arrangements proposed, or consent requested, in connection with the Transaction and relating to the Registered Fund. None of the information provided in writing by (or on behalf of) the Company, the Sellers, or the Beneficial Owners to the Registered Fund Board or the Registered Fund in connection with the foregoing matters (other than information that is or will be provided by or on behalf of the Buyer or any other third party specifically for inclusion therein or in the proxy statement to be filed with the SEC in connection with obtaining the Advisory Contract Stockholder Approval) will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were or are made, not misleading. None of the information provided in writing by (or on behalf of) the Buyer to the Company, the Registered Fund Board or the Registered Fund in connection with the foregoing matters (including any information provided for use in the proxy statement to be filed with the SEC in connection with obtaining the Advisory Contract Stockholder Approval) will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were or are made, not misleading. (e) The Company shall, as promptly as reasonably practicable following the Effective Date, use commercially reasonable efforts to cause the Registered Fund to: (i) file supplements to its prospectus forming a part of its registration statement then currently in use, which supplements or amendments shall disclose the transactions contemplated hereby to the extent required by applicable Law and reflect any other changes as necessary in the Registered Fund’s affairs as a consequence of the Transaction; and (ii) make any other filing necessary under any applicable Law to satisfy disclosure requirements to enable the public distribution of the shares of the Registered Fund to continue. The Buyer shall have the right to provide and have included reasonable comments on such materials to the same extent as provided in Section 6.13(c). (f) The Buyer shall be given, and shall have the right to review, to the extent provided to the Company, the Sellers or the Beneficial Owners by the Registered Fund, all the information relating to the Buyer and any of its Affiliates proposed to appear in any registration statement or proxy statement 65 or any amendment or supplement thereto submitted to the SEC or such other applicable Governmental Authority in connection with the approvals contemplated by this Section 6.13, and the Company will use its commercially reasonable efforts (in coordination with the Registered Fund and under the general direction of the Registered Fund Board and its legal counsel) to incorporate the Buyer’s reasonable comments on such materials to the extent that such comments relate directly to information contained therein about the Buyer (or its Affiliates). Section 6.14 Section 15(f) of the Investment Company Act. (a) Neither Buyer nor any Seller (in such Seller’s capacity as a member of the Executive Committee (as defined in the Post-Closing Company LLC Agreement), but only as long as such Seller is a member of such Executive Committee) shall (and Buyer shall cause its Affiliates not to) (i) take any action that would have the effect, directly or indirectly, of causing the requirements of any of the provisions of Section 15(f) of the Investment Company Act not to be met in respect of the Transaction; or (ii) fail to take any action that is within the scope of its authority under the LLC Agreement, if the failure to take such action would have the effect, directly or indirectly, of causing the requirements of any of the provisions of Section 15(f) of the Investment Company Act not to be met in respect of the Transaction. (b) None of Buyer or any of its affiliated persons has any express or implied understanding or arrangement which would reasonably be expected to impose an “unfair burden” on the Registered Fund as a result of the Transaction or which would in any way violate, or otherwise make unavailable to any Seller, Section 15(f) of the Investment Company Act. Section 6.15 RWI Policy. The Buyer has bound the RWI Policy on or prior to the date hereof (a copy of which has been provided to the Sellers). The Buyer, on one hand, and the Sellers, on the other hand, [***] (including premiums, underwriting fees, Taxes, and any broker fee) relating to obtaining the RWI Policy and the Buyer shall cause the RWI Policy to expressly provide that the insurer thereunder irrevocably waives, and agrees not to pursue, directly or indirectly, any subrogation rights against the Sellers, the Beneficial Owners or any of their Affiliates or Representatives as to any claim made by any insured under the RWI Policy, except for claims for Fraud. After the Closing, the Buyer shall not amend the RWI Policy in any manner that would modify the waiver against the Sellers and the Beneficials Owners of any of its Affiliates or Representatives by the insurer of all rights of subrogation, except for claims for Fraud, without the Sellers’ Representative’s consent. The Buyer agrees that if the insurers under the RWI Policy pay out a claim made on behalf of the Company for Losses directly incurred by the Company, the Buyer will cause such proceeds (net of any applicable retention under the RWI Policy, Taxes, and the Buyer’s cost of recovery for such claim) to be paid to or for the benefit of the Company; provided that the foregoing agreement shall not be applicable if the exclusion in Section III.A.(ii) or Section III.C.(ii) of the RWI Policy is triggered and such proceeds are reduced pursuant to the terms of the RWI Policy. Buyer acknowledges and agrees that no Seller, Beneficial Owner or any of their respective Affiliates shall have any Liability to Buyer or any of its Affiliates arising out of any “no claims declaration” or similar document executed by any such Seller or Beneficial Owner under the RWI Policy. Section 6.16 HSR Filing. Within 20 Business Days after the Effective Date, each of the parties hereto shall file (or have filed) the applicable notification and report forms and related materials required with the Federal Trade Commission and the Antitrust Division of the United States Department of Justice under the HSR Act with respect to the Transaction. The Buyer, the Company, the Sellers’ Representative, the Sellers and the Beneficial Owners hereby agree to cooperate and to use reasonable best efforts to obtain all applicable approvals under the HSR Act. Such cooperation and reasonable best efforts shall include exchanges of information reasonably required to prepare all applicable filings and sharing communications to or from any Governmental Authority. The Buyer, on the one hand, and the Company, the Sellers’ Representative, the Sellers and the Beneficial Owners, on the other hand, shall, subject to applicable Laws 66 and except as prohibited by any applicable Governmental Authority: (a) promptly notify each other of any written or oral communication from any Governmental Authority received by it or its Affiliates in respect of any filings, investigation, or inquiry concerning this Agreement and the other Transaction Documents; (b) not participate in or agree to participate in any substantive meeting or discussion with any Governmental Authority in respect of any filings, investigation, or inquiry concerning this Agreement and the other Transaction Documents without first consulting with each other and, to the extent permitted by such Governmental Authority, giving the other party the opportunity to attend; and (c) furnish to each other copies of all correspondence, filings and written communications (and memoranda setting forth the substance thereof) between it and its Affiliates and its respective Representatives, on the one hand, and any Governmental Authority, including any regulatory authority, or members of their respective staffs, on the other hand, with respect to this Agreement and the other Transaction Documents. Without in any way limiting the foregoing, each such party shall also consult and cooperate with one another, and consider in good faith the views of one another, in connection with the analyses, appearances, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of any party hereto to or for any Governmental Authority in connection with the Transaction. Each such party shall have the right to review in advance, and each shall consult the other on all information relating to the other and each of their respective Affiliates that appears in any filing made with, or written materials submitted to, any Governmental Authority in connection with this Agreement and the other Transaction Documents; provided that materials may be redacted: (i) to remove references concerning the valuation of the Company; (ii) as necessary to comply with Contracts; and (iii) as necessary to address reasonable attorney client or other privilege or confidentiality concerns. Notwithstanding any contrary provision contained in this Agreement or in the other Transaction Documents, the Buyer shall have the right and authority, so long as the Buyer is acting in good faith and in consultation with the Company, the Sellers’ Representative, the Sellers and the Beneficial Owners, to determine and implement the strategy for obtaining any applicable clearance, consent, approval, or waiver under the antitrust Laws with respect to the Transaction. For the avoidance of doubt, the parties hereto acknowledge and agree that, notwithstanding the foregoing, nothing in this Section 6.16 shall require, or be construed to require, the Buyer or any of its Affiliates to agree to: (A) litigate or contest any legal proceeding challenging the Transaction (or any part thereof) as violative of any antitrust Laws; (B) sell, hold, divest, discontinue, or limit, prior to or after the Closing Date, any assets, businesses, or interests of the Buyer, any of its Affiliates or the Company; (C) any conditions relating to, or changes or restrictions in, the operations of any such assets, businesses, or interests which, in either case, would reasonably be expected to materially and adversely impact the economic or business benefits to the Buyer of the Transaction; or (D) any material modification or waiver of the terms and conditions of this Agreement and the other Transaction Documents. The Buyer shall bear 100% of all filings fees under the HSR Act. Section 6.17 Restrictive Covenants. During the Restricted Period, each Seller and each Beneficial Owner agrees to be bound by the restrictive covenants set forth on Schedule 6.17 of the Disclosure Schedules. Section 6.18 Employment Matters. (a) During at least the twelve (12)-month period following the Closing Date (or until the date that a Continuing Employee’s employment ends, whichever is earlier) (the “Continuation Period”), the Buyer shall provide, or shall cause to be provided, to each Company Employee who remains employed by the Company as of immediately following the Closing Date (each, a “Continuing Employee”): (i) base salary or hourly wages and annual cash incentive compensation opportunities, in each case, that are no less than the base salary or hourly wages and annual cash incentive compensation opportunities provided to such Continuing Employee immediately prior to the Closing Date; and (ii) employee benefits, including retirement, health and welfare benefits that are substantially comparable in the aggregate to those provided by the Company immediately prior to the Closing. 67 (b) For purposes of vesting and eligibility to participate under the employee benefit plans of the Buyer or its Affiliates (as applicable) providing benefits to Continuing Employees after the Closing (the “Buyer Plans”), each Continuing Employee shall be credited with his or her years of service with the Company prior to the Closing, to the same extent as such Continuing Employee was entitled, before the Closing, to credit for such service under any similar Employee Benefit Plan in which such Continuing Employee participated or was eligible to participate immediately prior to the Closing Date, except where such credit would result in a duplication of benefits or for any purpose under any defined benefit pension plan or frozen plan. In addition, and without limiting the generality of the foregoing: (i) each Continuing Employee shall be immediately eligible to participate, without any waiting time, in any and all Buyer Plans to the extent coverage under such Buyer Plan is comparable to an Employee Benefit Plan of the Company in which such Continuing Employee participated immediately before the Closing Date and (ii) for purposes of each Buyer Plan providing medical, dental, pharmaceutical, vision, life insurance and/or other welfare benefits to any Continuing Employee (collectively, the “Buyer Welfare Plans”), the Buyer shall use commercially reasonable efforts to cause all pre-existing conditions, exclusions or limitations, eligibility waiting periods and actively-at-work requirements of such Buyer Welfare Plan to be waived for such Continuing Employee and his or her covered dependents. During the Continuation Period, Buyer shall use commercially reasonable efforts to ensure that the participation cost to a Continuing Employee under the Buyer Welfare Plans shall be not more than the participation cost to a Continuing Employee under the Buyer Welfare Plans shall be not more than the participation cost to similarly situated employees of the Buyer and its Affiliates and to give credit for any co-pays, deductibles or other out-of- pocket expenses paid by Continuing Employees in respect of the pre-Closing portion of the year of the Closing. (c) Nothing contained in this Section 6.18 shall be treated as an amendment to any Employee Benefit Plan or otherwise create any third party beneficiary status or confer any legal right, entitlement or remedy for any current or former employee, director, service provider or other third party. Further, and for the avoidance of doubt, nothing in this Section 6.18 confers upon any Continuing Employee any right to continue in the employ of the Company, the Buyer or any of their Affiliates, or shall interfere with or restrict in any way the rights of the Buyer, which rights are hereby reserved, to discharge or terminate the services of any Continuing Employee at any time for any reason whatsoever, with or without cause. Section 6.19 Annual Incentive Plan. The Buyer and the Sellers shall, as reasonably as practicable following the Closing, cause the Company to adopt and implement the Annual Incentive Plan. Section 6.20 Termination of Contracts. The Sellers shall cause the Company to, and the Company shall, without any Liability to the Company, terminate those Contracts set forth in Schedule 6.20 of the Disclosure Schedules as of the Closing Date. Section 6.21 Beneficial Owner Covenants. Each Beneficial Owner covenants and agrees to (a) be responsible for any breach of representations and warranties of his or her Related Seller to the same extent as the Related Seller under this Agreement and (b) to cause his Related Seller to perform all of its covenants and obligations under this Agreement and the other Transaction Documents. Section 6.22 Continuing [***] Activities. Each of the Sellers and the Beneficial Owners agree to take the actions set forth on Schedule 6.22 of the Disclosure Schedules and to be bound by the terms set forth therein. Section 6.23 Additional Actions. Before the Closing, the Company will use commercially reasonable efforts to take the actions set forth on Schedule 6.23 of the Disclosure Schedules.

68 ARTICLE VII CONDITIONS PRECEDENT Section 7.01 Mutual Conditions. The obligation of the parties hereto to consummate the Transaction is subject to satisfaction (or written waiver by the Buyer and the Company) of the following conditions at the Closing: (a) Compliance with Law; Proceedings. (i) The consummation of the Transaction shall not be prohibited by any applicable Laws; (ii) no Proceeding shall be pending before any Governmental Authority which would restrain or prohibit the Transaction; and (iii) no Order prohibiting the Transaction shall have been entered and not vacated. (b) HSR Approval. All necessary filings or notices pursuant to the HSR Act shall have been made, and all applicable waiting periods thereunder shall have expired or been terminated. Section 7.02 Conditions to Obligations of the Buyer. The obligation of the Buyer to consummate the Transaction is subject to satisfaction (or written waiver by the Buyer) of the following conditions at the Closing: (a) Representations and Warranties. (i) Other than the Fundamental Representations, each of the representations and warranties of each Seller and each Beneficial Owner set forth in Article III, and each of the representations and warranties of the Company set forth in Article IV (in each case, as modified by the Disclosure Schedules), shall be true and correct in all respects, without giving effect to any materiality, Material Adverse Effect, or similar phrases, as of the Effective Date and as of the Closing Date with the same force and effect as though made on and as of the Closing Date (except for those representations and warranties which are made as of a specific date, which shall be so true, correct and complete as of such date), except where the failure of any such representations or warranties to be so true, correct and complete would not, individually or in the aggregate, have a Material Adverse Effect. (ii) The Fundamental Representations (as modified by the Disclosure Schedules) set forth in Article III and Article IV shall be true and correct in all material respects (except for the Fundamental Representation set forth in Section 4.02 which shall be true and correct in all but de minimis respects), in each case as of the Effective Date and as of the Closing Date with the same force and effect as though made as of the Closing Date (except for those Fundamental Representations which are made as of a specific date, which shall be so true and correct as of such date). (b) Performance of Covenants. The Company, each Seller and each Beneficial Owner shall have performed or complied with in all material respects all of the covenants and agreements required to be performed or complied with by such Person pursuant to this Agreement on or prior to the Closing Date. (c) No Material Adverse Effect. During the period from the Effective Date to the Closing Date, there shall have occurred and be continuing a Material Adverse Effect. (d) Consenting Clients. (i) The Registered Fund shall be a Consenting Client; (ii) the Specified Agreement shall be terminated; and (iii) the Principal Underwriting Agreement shall be in effect; 69 and, in each case, such Consent, termination, approval or effectiveness (as applicable) has not been terminated, revoked, rescinded or cancelled. (e) Officer’s Certificate. The Company and the Sellers shall have delivered to the Buyer a certificate executed by each of a duly authorized officer of the Company and the Sellers’ Representative, dated as of the Closing Date, stating that each of conditions specified in clauses (a), (b) and (c) above have been satisfied. (f) D&O Tail Policy. The D&O Tail Policy shall be in full force and effect upon the Closing. (g) Termination of Contracts. (i) Each Contract set forth on Schedule 6.20 of the Disclosure Schedules shall have been terminated as of the Closing Date, and the Sellers’ Representative shall have delivered to the Buyer evidence reasonably satisfactory to the Buyer of each such termination; (ii) each such Contract shall no longer be in force or effect; and (iii) the Company shall have no Liability in respect of any such Contract. (h) Employment Agreements. The Employment Agreements with the Key Employees shall be in full and force and effect upon the Closing, and no Key Employee shall have been terminated as an employee of the Company or shall have given his notice of resignation to the Company. (i) Closing Deliverables. The Company shall have delivered (or cause to be delivered) to the Buyer the deliverables set forth in Section 8.02. Section 7.03 Conditions to Obligations of the Company, the Sellers and the Beneficial Owners. The obligation of the Company, the Sellers and the Beneficial Owners to consummate the Transaction is subject to satisfaction (or written waiver by the Company) of the following conditions at the Closing: (a) Representations and Warranties. (i) Other than the Fundamental Representations, each of the representations and warranties of the Buyer set forth in Article V (in each case, as modified by the Disclosure Schedules) shall be true and correct in all respects, without giving effect to any materiality or similar phrases, as of the Effective Date and as of the Closing Date with the same force and effect as though made on and as of the Closing Date (except for those representations and warranties which are made as of a specific date, which shall be so true, correct and complete as of such date), except where the failure of any such representations or warranties to be so true, correct and complete would not, individually or in the aggregate, have a material adverse effect on the ability of the Buyer to promptly perform its obligations under this Agreement. (ii) The Fundamental Representations contained in Article V (as modified by the Disclosure Schedules) shall be true and correct in all material respects, in each case as of the Effective Date and as of the Closing Date with the same force and effect as though made as of the Closing Date (except for those Fundamental Representations which are made as of a specific date, which shall be so true and correct as of such date). (b) Performance of Covenants. The Buyer shall have performed or complied with in all material respects all of the covenants and agreements required to be performed or complied with by the Buyer pursuant to this Agreement on or prior to the Closing Date. 70 (c) Officer’s Certificate. The Buyer shall have delivered to the Sellers’ Representative a certificate executed by each of a duly authorized officer of the Buyer, dated as of the Closing Date, stating that each of conditions specified in clauses (a) and (b) above have been satisfied. (d) Closing Deliverables. The Buyer shall have delivered (or cause to be delivered) to the Company and/or to the Sellers the deliverables set forth in Section 8.03. ARTICLE VIII CLOSING AND CLOSING DELIVERIES Section 8.01 Closing. Upon the terms and subject to the conditions set forth in this Agreement, the closing of the Transaction (the “Closing”) shall take place by means of a remote or electronic exchange of documents in lieu of a physical closing, on the third Business Day following the satisfaction or waiver of all conditions set forth in Article VII, as applicable (in each case, other than those conditions that by their nature can only be satisfied at the Closing, but subject to their satisfaction at the Closing) (the date that such conditions other than those contemplated by the preceding parenthetical are satisfied, the “Condition Satisfaction Date”), or at such other place or on such other date as may be mutually agreed upon in writing by the Buyer and the Company; provided that, notwithstanding the foregoing or any contrary provision contained in this Agreement, but subject to the satisfaction or waiver of all of the conditions set forth in Article VII, as applicable, unless otherwise agreed to in advance and in writing by each of the Buyer and the Company, the Closing shall occur on the first Business Day of the calendar month following the calendar month in which the Condition Satisfaction Date occurred; provided, further, that so long as the conditions set forth in Section 7.02(a)(i), Section 7.02(c), Section 7.02(f) and Section 7.03(a)(i) would have been satisfied had the Closing occurred on the date otherwise required by this Section 8.01 in the absence of the first proviso of this Section 8.01, such conditions shall be deemed satisfied for all purposes under this Agreement from and after such time (including, for clarity, at the time the Closing is required to occur after giving effect to the first proviso in this Section 8.01). The date that the Closing actually occurs is referred to herein as the “Closing Date”, and the Closing shall be deemed effective as of 12:01 AM Eastern Time on the Closing Date. Section 8.02 Deliveries by the Company. At the Closing, the Company shall deliver, or cause to be delivered, to the Buyer: (a) the Assignment and Transfer Agreement, duly executed by each the Sellers; (b) the Distribution Agreement, duly executed by the Company; (c) a properly completed and executed IRS Form W-9 with respect to each Seller; (d) the Escrow Agreement, duly executed the Sellers’ Representative and the Escrow Agent; (e) at least five Business Days prior to the Closing Date, payoff letters or releases in respect of indebtedness for borrowed money duly executed by each Person set forth on Schedule 8.02(d) of the Disclosure Schedules (the “Payoff Indebtedness”) with each such Person agreeing that all indebtedness owed to such Person and all Liens maintained by such Person with respect to the assets and properties of the Company shall automatically be terminated and/or released upon the payment to, or on behalf of, such Person of the amount specified in such letter (to the extent any amounts are owed to such Person) and agreeing to file or granting Buyer, the Company and/or the Sellers’ Representative the authority to file any Lien release or termination documents and, if applicable, providing wire transfer instructions for payment to such Person (the “Payoff Letters”); 71 (f) at least five Business Days prior to the Closing, copies of the final invoices with respect to the Persons set forth on Schedule 8.02(f) of the Disclosure Schedules indicating that upon payment of a specified amount, each such Person shall be paid in full in respect of such invoices; (g) a USB drive containing a complete copy of the Data Room in electronic format as of 11:59 PM Eastern Time on the date that is two days prior to the Closing Date; (h) a legal opinion for each Private Fund REIT (each, a “REIT Opinion”) issued by Dorsey & Whitney LLP, or such other counsel reasonably acceptable to Buyer and the Company, dated as of the Closing Date and with respect to the matters set forth on Schedule 8.02(h) of the Disclosure Schedules, which opinion shall be a customary “clean” or “will level” REIT Opinion in form and substance reasonably satisfactory to the Buyer and which shall be based upon customary representations and shall be subject to customary assumptions, exceptions, limitations and qualifications set forth in such REIT Opinion; (i) copies of resolutions of the Company’s managing members authorizing and approving this Transaction; (j) good standing certificates for the Company from the Secretary of State of the State of Delaware dated no more than 10 days prior to the Closing Date; (k) for each General Partner, the GP Amendment, duly executed by all of the applicable Sellers and Beneficial Owners; and (l) the Post-Closing Company LLC Agreement, duly executed by each of the Sellers. Section 8.03 Deliveries by the Buyer. At the Closing, the Buyer shall deliver, or shall cause to be delivered, to (or for the benefit of) the Company and/or the Sellers: (a) in furtherance of Section 2.02(a), in cash, by wire transfer of immediately available funds, an amount equal to the Estimated Closing Payment Amount to one or more accounts designated in writing by the Company for distribution to the Sellers in accordance with the Closing Payment Schedule; (b) in furtherance of Section 2.02(b), in cash, by wire transfer of immediately available funds, to the Escrow Agent an amount equal to the Adjustment Escrow Amount for deposit into a segregated escrow account established and held in escrow pursuant to the terms of the Escrow Agreement; (c) the Assignment and Transfer Agreement, duly executed by the Buyer; (d) the Distribution Agreement, duly executed by the Buyer; (e) the Escrow Agreement, duly executed by the Buyer; (f) the Post-Closing Company LLC Agreement, duly executed by the Buyer; and (g) for each General Partner, the GP Amendment, duly executed by the Buyer. ARTICLE IX TAX MATTERS Section 9.01 Preparation of Tax Returns.

72 (a) The Sellers’ Representative, at the Sellers’ sole cost and expense, shall timely prepare and file, or shall cause to be prepared and filed: (i) all Tax Returns of the Company that are required to be filed on or before the Closing Date (the “Pre-Closing Tax Returns”); and (ii) all Tax Returns of the Company reflecting items of taxable income or loss that pass through to the Sellers for U.S. federal and, where applicable, state and local income Tax purposes, with respect to any Pre-Closing Tax Period (including, for the avoidance of doubt, any Straddle Period) (the “Pass-Through Income Tax Returns” and, together with the Pre-Closing Tax Returns, the “Seller Prepared Returns”). The Sellers shall timely pay, or shall cause to be timely paid, all Taxes that are shown as payable with respect to any Seller Prepared Returns. The Sellers’ Representative shall prepare all Seller Prepared Returns in a manner consistent with past practice of the Company, unless otherwise required by applicable Laws or this Agreement. The Sellers’ Representative shall deliver a draft of each such income or other material Seller Prepared Return to the Buyer for its review and comment at least 20 days before the earlier of: (A) the due date for filing thereof; or (B) the date such Tax Return is actually filed, and the Sellers’ Representative shall consider in good faith any reasonable comments made by the Buyer; provided, that with respect to any Seller Prepared Return that includes a Straddle Period, the Sellers’ Representative shall incorporate into such Seller Prepared Return any reasonable comments made by the Buyer. (b) The Buyer shall cause to be prepared and filed in a timely manner all Tax Returns for any Pre-Closing Tax Period (including, for the avoidance of doubt, any Straddle Period) filed by the Company after the Closing Date, other than the Seller Prepared Returns (the “Buyer Prepared Returns”). The Sellers’ Representative (on behalf of the Sellers) shall pay to the Buyer any Taxes shown (and required to be paid in connection with) on any Buyer Prepared Return (and with respect to any Buyer Prepared Return that includes a Straddle Period, the portion of such Straddle Period ending on and including the Closing Date in a manner consistent with Section 9.03) no later than five Business Days before the Buyer is required to file such Buyer Prepared Returns with the applicable Taxing Authority (taking into account any extensions timely filed by the Company), in each case except to the extent such Taxes were taken into account in the determination of the Closing Indebtedness Amount, Net Working Capital or Company Transaction Expenses, each as finally determined. The Buyer shall deliver a draft of each such Buyer Prepared Return that is an income Tax Return to the Sellers’ Representative for its review and comment at least 20 days before the earlier of: (A) the due date for filing thereof; or (B) the date such Tax Return is actually filed, and, the Buyer shall consider in good faith any reasonable comments made by the Sellers’ Representative. (c) PTET; Partnership Tax Audits. The Parties agree that (i) the Sellers shall bear the liability of any PTET Tax obligations of the Company for any Pre-Closing Tax Period, and (ii) the Company will make a valid “push-out” election described in Section 6226(a) of the Code (or any similar provision of U.S. state or local Tax Law) with respect to the settlement or disposition of any Tax Contest or other Tax audit involving a Pre-Closing Tax Period, unless waived by the Buyer in its sole discretion. (d) 754 Election. The parties hereto agree that the Company shall have a valid election in effect under Section 754 of the Code for the taxable period that includes the Closing Date. (e) Transaction Tax Deductions. Notwithstanding the foregoing, the parties acknowledge and agree that, to the extent allowed by applicable Tax Law, any Transaction Tax Deductions, which are more likely than not to be deductible under applicable Tax Law in a Pre-Closing Tax Period, shall be allocated to a Pre-Closing Tax Period for purposes of preparing and filing any income Tax Returns and for purposes of calculating income Taxes associated with a Pre-Closing Tax Period, including pursuant to this Agreement. Section 9.02 Cooperation on Tax Matters. 73 (a) The Sellers’ Representative, the Sellers and the Buyer shall: (i) cooperate in the preparation of any Tax Returns which the other is responsible for preparing and filing with respect to the Company; (ii) cooperate in preparing for any audits of, or disputes with Taxing Authorities regarding, any Tax liability of the Company with respect to Pre-Closing Tax Periods; (iii) provide timely written notice to the Sellers’ Representative or the Buyer, as applicable, of any notice received from any Taxing Authority in connection with any audit or information request with respect to any Tax liability of the Company with respect to Pre-Closing Tax Periods; and (iv) furnish the Sellers’ Representative or the Buyer, as applicable, with copies of all correspondence received from any Taxing Authority in connection with any audit or information request with respect to any Tax liability of the Company with respect to Pre-Closing Tax Periods; provided that nothing in this Section 9.02 shall be construed to require the Buyer to provide any information, records or other documents unrelated to the Company. (b) In addition, each of the Sellers’ Representative, the Sellers and the Buyer hereby agrees to retain all books and records in its possession with respect to Tax matters pertinent to the Company relating to any taxable period beginning before the date of the Closing until the expiration of the relevant statute of limitations (and, to the extent notified by the Sellers’ Representative or the Buyer, any extensions thereof) of the respective taxable periods, and to abide by all record retention agreements entered into with any Taxing Authority. Section 9.03 Straddle Periods. For purposes of allocating the Taxes of the Company with respect to any taxable period beginning on or before the Closing Date and ending after the Closing Date (a “Straddle Period”) where relevant in this Agreement, the portion of any Tax that is allocable to the portion of such taxable period ending on the Closing Date shall be: (a) in the case of real property Taxes, personal property Taxes and similar ad valorem Taxes, deemed to be the amount of such Taxes for the entire taxable period multiplied by a fraction, the numerator of which is the number of days in the portion of such taxable period ending on the Closing Date and the denominator of which is the number of days in the entire taxable period; and (b) in the case of all other Taxes, determined as though the taxable year of the Company terminated at the close of business on the Closing Date (and for such purpose, the taxable period of any partnership or other pass-through entity or non-U.S. entity in which the Company holds a beneficial interest shall be deemed to terminate at such time); provided that exemptions, allowances, or deductions that are calculated on an annual basis shall be allocated between the period ending on and including the Closing Date and the period beginning after the Closing Date in proportion to the number of days in each period. Section 9.04 Tax Contests. (a) If the Buyer or any of the Sellers receive notice of any audit or other inquiry with respect to Taxes of the Company for any taxable period ending on or prior to the Closing Date or any Straddle Period and which could reasonably be expected to affect the Tax position of any Seller (taking into account the provisions of this Agreement) (a “Tax Contest”), then, (i) if the Buyer receives such notice, the Buyer shall promptly inform the Sellers’ Representative of such notice and (ii) if any Seller receives such notice, such Seller shall promptly inform the Buyer of such notice; provided that no failure or delay of the Buyer or a Seller, as applicable, in providing such notice shall reduce or otherwise affect the obligations of any Seller or the Buyer, as applicable, pursuant to this Agreement. With respect to any Tax Contest, the Buyer shall manage, control and defend (at the Sellers’ sole cost and expense) such Tax Contest: provided, that the Sellers’ Representative shall manage, control and defend any Tax Contest that relates solely to a Pass-Through Income Tax Return for any taxable period ending on or prior to the Closing Date, and the Buyer shall have the right to participate (at the Buyer’s sole cost and expense) in such Tax Contest; provided further, that the Sellers’ Representative may not settle such Tax Contest without the consent of the Buyer, which consent shall not be unreasonably withheld, conditioned, or delayed. 74 (b) In the event of any conflict between Section 11.05 and this Section 9.04, this Section 9.04 shall control. Section 9.05 [Reserved]. Section 9.06 Tax Treatment. The parties hereto acknowledge and agree that, for U.S. federal income Tax purposes, the Buyer’s purchase of the Purchased Interests shall be treated as the Sellers selling partnership interests to the Buyer in accordance with Section 741 of the Code. The parties hereto agree to prepare and file (and cause their respective Affiliates to prepare and file) their respective Tax Returns, reports, and forms in a manner consistent with this Section 9.06 and shall not take any Tax position inconsistent therewith in any audit or other proceeding or otherwise unless required pursuant to a “determination” within the meaning of Section 1313(a) of the Code. Section 9.07 Purchase Price Allocation. Within 60 days following the final determination of the Closing Payment Amount, the Buyer shall prepare and deliver to the Sellers’ Representative an allocation of the aggregate purchase price for Tax purposes (including any assumed Liabilities of the Company and any other relevant items) among the assets of the Company in a manner consistent with Sections 743, 751, 754, 755 and 1060 of the Code and the Treasury Regulations promulgated thereunder and in a manner consistent with the methodologies set forth on Exhibit N (the “Draft Tax Allocation Schedule”). If the Sellers’ Representative does not object to the Draft Tax Allocation Schedule within 30 days of receipt thereof, then, the Draft Tax Allocation Schedule shall become final and binding on the parties hereto and shall be referred to herein as the “Tax Allocation Schedule.” Any objection to the Draft Tax Allocation Schedule shall be made in writing to the Buyer and shall set forth the basis for such objection in reasonable detail. If the Sellers’ Representative objects to the Draft Tax Allocation Schedule, then, the Buyer and the Sellers’ Representative shall negotiate in good faith to resolve promptly any such objection. If the Buyer and the Sellers’ Representative do not obtain a final resolution within 30 days after the Buyer has received the statement of objections, then, the items in dispute shall be submitted to the Accounting Firm in accordance with the procedural principles set forth in Section 2.03(c), mutatis mutandis; provided that any determination of the Accounting Firm shall be made consistent with the methodologies set forth on Exhibit N. The Draft Tax Allocation Schedule, as adjusted to reflect the Accounting Firm’s resolution of any disputed item(s) and any subsequent agreement between the Sellers’ Representative and the Buyer, shall be final and binding on the parties hereto and be referred to herein as the “Tax Allocation Schedule.” The Sellers’ Representative and the Buyer shall cooperate in good faith to update the Tax Allocation Schedule to account for any adjustments to the Tax consideration that may occur after the Closing Date (including by reason of the payment of any Earnout Consideration). The parties hereto and each of their respective Affiliates shall file all Tax Returns and all required statements under applicable Treasury Regulation consistent with the Tax Allocation Schedule and shall not take any position contrary thereto, unless otherwise required by a “ determination” within the meaning of Section 1313 of the Code. Section 9.08 Transfer Taxes. All transfer, documentary, sales, use, stamp, registration, conveyance, recording and other such similar Taxes, and all conveyance fees, recording charges and such other similar fees and charges (including any penalties and interest) (collectively, “Transfer Taxes”) incurred in connection with consummation of the Transaction shall be borne [***]% by Sellers and [***]% by Buyer and shall be paid by the party legally obligated to do so. The party hereto required by applicable Laws shall file all necessary Tax Returns and other documentation with respect to all such Transfer Taxes, and, if required by applicable Laws or to the extent reasonably requested, the other party hereto shall cooperate in the preparation, filing and joining in the execution of any such Tax Returns and other documentation. Section 9.09 Termination of Tax Sharing Agreements. Any and all existing Tax Sharing Agreements to which the Company is a party shall be terminated, and all payables and receivables arising 75 thereunder shall be settled, in each case, prior to the Closing Date. After the Closing Date, the Company shall not have any further rights or liabilities thereunder or under any payables or receivables arising thereunder. ARTICLE X TERMINATION Section 10.01 Termination. This Agreement may be terminated at any time prior to the Closing: (a) by the mutual written consent of Buyer and the Sellers’ Representative; (b) by either the Buyer or the Sellers’ Representative in the event that any Order enjoining or otherwise prohibiting the Transaction shall have become final and non-appealable; (c) by either the Buyer or the Sellers’ Representative after June 30, 2026 (or such later date as: (i) the Buyer and the Sellers’ Representative may mutually agree in writing; or (ii) a court of competent jurisdiction may establish based on a claim brought pursuant to Section 12.09 through Section 12.12) (the “Outside Date”) by written notice to the other party in accordance with Section 12.01, if the Closing has not occurred on or prior to the Outside Date; provided that the right to terminate this Agreement under this Section 10.01(c) shall not be available such party if such party if the failure of the Closing to be consummated on or prior to the Outside Date was primarily due to the failure of such party to perform any of its obligations under this Agreement; (d) by the Buyer, by written notice to the Sellers’ Representative, if any Seller, any Beneficial Owner, the Sellers’ Representative, or the Company breaches this Agreement and such breach, individually or combined with any other such breach: (i) would prevent the satisfaction of one or more conditions set forth in Article VII, as applicable; and (ii) is not cured within 30 days after the Buyer delivers written notice to the Sellers’ Representative explaining in reasonable detail the basis for claiming such breach and stating Buyer’s intention to terminate this Agreement pursuant to this Section 10.01(d) in the absence of a cure within such 30-day period; provided that the Buyer shall not have the right to terminate this Agreement pursuant to this Section 10.01(d) if the Buyer is then in breach of this Agreement and such breach would prevent the satisfaction of one or more conditions set forth in Article VII, as applicable; or (e) by the Sellers’ Representative, by written notice to the Buyer, if the Buyer breaches this Agreement and such breach, individually or combined with any other such breach: (i) would prevent the satisfaction of one or more conditions set forth in Article VII, as applicable; and (ii) is not cured within 30 days after the Sellers’ Representative delivers written notice to the Buyer explaining in reasonable detail the basis for claiming such breach and stating the Sellers’ Representative’s intention to terminate this Agreement pursuant to this Section 10.01(e) in the absence of a cure within such 30-day period; provided that the Sellers’ Representative shall not have the right to terminate this Agreement pursuant to this Section 10.01(e) if any Seller, any Beneficial Owner, the Sellers’ Representative, or the Company is then in breach of this Agreement and such breach would prevent the satisfaction of one or more conditions set forth in Article VII, as applicable. Section 10.02 Effect of Termination. In the this Agreement is validly terminated pursuant to Section 10.01, all further obligations of the parties hereto under this Agreement shall terminate and this Agreement shall become null and void and of no further force and effect, except for the obligations set forth in Article I (Definitions), Section 6.05(a) (Confidentiality), Section 6.09 (Announcements), Section 6.10 (Expenses), this Section 10.02 (Effect of Termination), Section 12.01 (Notices), Section 12.04 (Severability), Section 12.05 (Entire Agreement), Section 12.06 (No Third Party Beneficiary); Section 12.07 (Successors and Assigns); Section 12.08 (Amendments and Waivers), and Section 12.09

76 (Governing Law); Section 12.10 (Consent to Jurisdiction); and Section 12.11 (Waiver of Jury Trial), and except that such termination shall not relieve any party hereto of any Liability for any willful and material breach of this Agreement. ARTICLE XI SURVIVAL; INDEMNIFICATION Section 11.01 Survival of Representations, Warranties and Covenants. All representations and warranties set forth in Article III and Article IV shall survive the Closing until the date that is 12 months following of the Closing Date. All representations and warranties set forth in Article V shall not survive, and shall terminate upon, the Closing. All covenants and obligations of the parties that are to be performed on or prior to the Closing shall terminate at the Closing and shall not survive the Closing. Each Post- Closing Covenant shall survive the Closing until the earlier of: (i) the time at which such Post-Closing Covenant is fully performed in accordance with its terms; or (ii) such Post-Closing Covenant terminates or expires in accordance with its terms. Notwithstanding the foregoing or any contrary provision contained in this Agreement: (A) nothing herein shall limit the Liability of any Person for Fraud; and (B) any representation, warranty or indemnity in respect of which indemnity may be sought under Section 11.02, and the indemnity with respect thereto, shall survive the time at which it would otherwise terminate pursuant to this Section 11.01 if written notice (without a separate requirement to file a lawsuit) of a valid claim for indemnification pursuant to Section 11.02 shall have been received by the Indemnifying Party prior to such time, and the right to indemnity with respect such representation, warranty or indemnity shall survive until the claim for indemnity with respect to such inaccuracy or breach is finally resolved. To the extent the survival periods of the representations, warranties and covenants set forth in this Section 11.01 are greater than or less than the survival period under the applicable statute of limitations, the parties hereto hereby expressly acknowledge and agree that the survival periods set forth in this Section 11.01 are intended to alter such applicable statutes of limitations. Section 11.02 Indemnification. Subject to terms, conditions and limitations set forth in this Article XI, from and after the Closing, the Sellers shall (severally based on their Pro Rata Shares) (each, an “Indemnifying Party”, and collectively, the “Indemnifying Parties”), in accordance with Section 11.03, indemnify, defend and hold harmless, without duplication, the Buyer, its Affiliates and Subsidiaries (including, after the Closing, the Company), the respective successors and permitted assignees of any of the foregoing, and the respective Representatives of any of the foregoing (each, individually, an “Indemnified Party” and, collectively, the “Indemnified Parties”) from and against any and all Losses arising out of, resulting from, or relating to (a) any breach or inaccuracy of any representation or warranty made in Article III or Article IV (in each case, determined without giving effect to any qualification or limitation as to materiality, Material Adverse Effect, or words of similar import contained in any such representation or warranty for purposes of determining the existence of such breach or inaccuracy and calculating the amount of Losses) or (b) (i) the business, operations and affairs of [***] and [***] and (ii) the Continuing [***] Activities. Section 11.03 Sources of Recovery; Limitations; Exclusive Remedy; Etc. (a) Notwithstanding any contrary provision contained in this Agreement, the indemnification provided in this Article XI is subject to the limitations of this Section 11.03. (i) Any Indemnified Party shall recover Losses claimed under Section 11.02(a) as follows: (i) first, such Losses will not be recoverable until the aggregate amount of Losses incurred by the Indemnified Parties under Section 11.02(a) exceeds [***]% of the RWI Retention Amount; (ii) second, via offset of a portion of the Deferred Payment Amounts, or if the Deferred Payment Amounts have at such time already been paid to the Sellers pursuant to 77 Section 2.04, via offset of a portion of the Earnout Consideration, if payable pursuant to Section 2.05, (iii) third, from the Sellers in accordance with each Seller’s Pro Rata Share, with the aggregate amount of any offset for any Loss or Losses and recoveries under the foregoing clauses (ii)-(iii) being capped at a maximum of [***]% of the RWI Retention Amount and (iv) thereafter, from the RWI Policy. (ii) Any Indemnified Party shall recover Losses claimed under Section 11.02(b) as follows: (i) first, such Losses will be recoverable via offset of the Deferred Payment Amounts, or if the Deferred Payment Amounts have at such time already been paid to the Sellers pursuant to Section 2.04, via offset of the Earnout Consideration, if payable pursuant to Section 2.05, and (ii) thereafter, from the Sellers in accordance with each Seller’s Pro Rata Share. (b) No Indemnified Party shall be entitled to indemnification or reimbursement under any provision of this Agreement for any amount to the extent such Person or its Affiliates has been actually reimbursed for such amount under any other provision of this Agreement or any of the other Transaction Documents. (c) The amount of any Losses incurred by any Indemnified Party shall take into account any amount actually received by such Indemnified Party with respect thereto: (i) under any insurance coverage in effect and applicable to such Losses net of any reasonable and documented expense (including Taxes) actually incurred by such Indemnified Party in collecting such amount, applicable retention or deductible and any increased cost of premiums; and (ii) from any other Person alleged to be responsible therefor, net of any reasonable and documented out-of-pocket expense actually incurred by such Indemnified Party in collecting such amount. If an Indemnified Party receives an amount pursuant to the foregoing with respect to any Losses at any time subsequent to any indemnification provided to such Indemnified Party pursuant to this Article XI and if the aggregate amount recovered by the Indemnified Party exceeds its actual Losses, then, such Indemnified Party shall reasonably promptly reimburse the Indemnifying Party for any payment made or expense incurred by such Indemnifying Party in connection with providing such indemnification up to such amount received by the Indemnified Party, net of any unreimbursed expense, applicable retention or deductible and any increased cost of premiums actually incurred by the Indemnified Party in collecting such amount. (d) Each Indemnified Party shall mitigate any Loss for which there is indemnification under this Article XI in a manner consistent with such Indemnified Party’s obligation to mitigate such Losses under applicable Law. (e) Any Liability of an Indemnifying Party for any Losses under this Agreement shall be determined without duplication of recovery by reason of the state of facts giving rise to such Losses serving as the basis for more than one claim for indemnification under this Article XI. (f) Except in the case of Fraud, from and after the Closing, the sole and exclusive remedy for any Indemnified Party for breach or inaccuracy of any representation or warranty contained in Article III or Article IV of this Agreement under this Agreement shall be the indemnification provided under, and subject to the limitations contained in, this Article XI. Nothing contained in this Agreement shall negate or otherwise limit any claim for or recourse in respect of Fraud against any Seller, the Sellers’ Representative, or the Buyer, as applicable nor limit the rights of the Buyer or any additional insured party pursuant to the RWI Policy, nor limit the pursuit of equitable remedies in accordance with Section 12.12. Without limiting the generality of the foregoing, each of the Buyer, the Sellers, the Beneficial Owners and the Sellers’ Representative shall have the right to pursue any claim, cause of action (including for injunctive, specific performance, or other equitable remedy, or actions at law for breach of contract or other available causes of action) arising out of, relating to or resulting from any breach of a Post-Closing Covenant. 78 Notwithstanding anything to the contrary contained in this Agreement, and without in any manner altering the other limitations on recovery set forth herein, in no event shall any Seller be liable for indemnification under Section 11.02(a) for any amounts in the aggregate in excess of their respective Pro Rata Share of the Total Purchase Price actually received by such Seller. Section 11.04 Indemnity Tax Treatment. All indemnification payments under this Article XI shall be deemed adjustments to the Total Purchase Price, including for Tax purposes, unless otherwise required by applicable Laws. Section 11.05 Third Party Claims. (a) Promptly (and in any event within ten Business days) after receipt by a Person entitled to indemnity under Section 11.02 of notice of the assertion of a Third Party Claim, such Indemnified Party shall give written notice to the Indemnifying Party of the assertion of such Third Party Claim and the basis for seeking indemnity under this Agreement; provided that the failure to promptly (and in any event within ten Business Days) notify the Indemnifying Party in writing will not relieve the Indemnifying Party of any Liability that it may have to any Indemnified Party, except to the extent that the Indemnifying Party is prejudiced by the Indemnified Party’s failure to timely give such written notice. (b) If an Indemnified Party gives written notice to the Indemnifying Party pursuant to Section 11.05(a) of the assertion of a Third Party Claim, the Indemnifying Party shall be entitled to assume, at its own expense, the defense of such Third Party Claim to the extent that it wishes; provided that the Indemnifying Party shall not be entitled to assume the defense of any such Third Party Claim: (i) if such Third Party Claim seeks as the sole or primary remedy an injunction or other equitable relief against the Indemnified Party; (ii) with respect to any regulatory or quasi-regulatory Proceeding (actual or threatened) by a Governmental Authority; (iii) where a conflict of interest exists between the Indemnified Party and the Indemnifying Party in connection with the defense of such Third Party Claim; (iv) where it would reasonably be expected that the Liability in respect of such Third Party Claim would exceed (A) in the case of a Third Party Claim for indemnification pursuant to Section 11.02(a), the then-remaining retention under the RWI Policy, or (B) in the case of a Third Party Claim for indemnification pursuant to Section 11.02(b), the sum of the aggregate outstanding Deferred Payment Amounts and Earnout Consideration; or (v) if written notice is given to an Indemnifying Party of the assertion of any Third Party Claim and the Indemnifying Party does not (A) within 45 days after the Indemnified Party’s written notice is given, give notice to the Indemnified Party of its election to assume the defense of such Third Party Claim or (B) defend the claim in good faith, then the Indemnified Party may by written notice to the Indemnifying Party assume the defense of such Third Party Claim, and the Indemnifying Party shall be responsible for the reasonable and documented fees and expenses of counsel (one primary counsel and one local counsel) for the Indemnified Party in accordance with this Section 11.05(b). Subject to the Indemnified Party’s right to assume the defense in the immediately preceding sentence, if the Indemnifying Party assumes defense of a Third Party Claim, the Indemnified Party shall have the right to participate in the defense thereof and, at the Indemnified Party’s own cost and expense, to employ counsel separate from the counsel employed by the Indemnifying Party, it being acknowledged and agreed that the Indemnifying Party shall control such defense. The Indemnifying Party shall be liable for the reasonable and documented fees and expenses of counsel (one primary counsel and one local counsel) employed by the Indemnified Party for any period during which the Indemnifying Party has not assumed the defense thereof (other than during any period in which the Indemnified Party shall have failed to give notice of the Third Party Claim as provided in Section 11.05(a)). The obligations of an Indemnifying Party under this Section 11.05(b) shall be subject to the terms, conditions and limitations set forth under this Article XI (including, for clarity, the limitation on the Indemnifying Parties’ liability set forth in Section 11.03(a)). 79 (c) No compromise or settlement of, or admission of liability with respect to, such Third Party Claims may be effected by either the Indemnifying Party or the Indemnified Party without the other Person’s prior written consent (which consent shall not be unreasonably withheld, conditioned, or delayed), unless, in any such case, the compromise or settlement involves solely the payment of monetary amounts and no admission of liability with respect to such Third Party Claims. With respect to any Third Party Claim subject to indemnification under this Article XI: (i) both the Indemnified Party and the Indemnifying Party, as the case may be, shall, subject to applicable Laws, keep the other Person(s) reasonably informed of the status of such Third Party Claim and any related claims at all stages thereof where such Person(s) is (are) not represented by its (their) own counsel; and (ii) the parties hereto hereby agree (each at its own cost and expense) to render to each other such assistance as they may reasonably require of each other and to reasonably cooperate, in each case in good faith, with each other in order to ensure the proper and adequate defense of any Third Party Claim. (d) Subject to the terms, conditions and limitations set forth under this Article XI, within 30 days following: (i) any final decision, judgment, or award being rendered by a Governmental Authority of competent jurisdiction and the expiration of the time in which to appeal therefrom having lapsed; (ii) a settlement being consummated; or (iii) the Indemnified Party and the Indemnifying Party arriving at a mutually binding Contract with respect to a claim hereunder, the Indemnifying Party shall pay to or at the direction of the Indemnified Party any such amounts due and owing by the Indemnifying Party pursuant to this Agreement with respect to such matter, in cash, by wire transfer of immediately available funds to the account or accounts designated in writing by the Indemnified Party to the Indemnifying Party. (e) Notwithstanding any contrary provision contained in this Agreement, in the event of any conflict between this Section 11.05 and Section 9.04 with respect to any Tax matters, Section 9.04 shall control. Section 11.06 Other Claims. A claim for indemnification to the extent not resulting from a Third Party Claim may be asserted by written notice to the Sellers’ Representative and shall be paid within 45 days after such notice by the Person against whom indemnification is sought (subject to the limitations set forth in this Article XI), unless disputed within 45 days after receipt by the Indemnifying Party of such notice, in which case the disputing party may bring an action to enforce its rights in accordance with the provisions of Section 12.09 through Section 12.12. Section 11.07 Set-Off. The Buyer shall have the right to: (a) set-off any amounts due and payable by the Sellers (or any Seller) to the Buyer or any other Indemnified Party under this Agreement (including pursuant to this Article XI) from the Deferred Payment Amounts, or if the Deferred Payment Amounts have at such time already been paid to the Sellers pursuant to Section 2.04, from the Earnout Consideration, if payable pursuant to Section 2.05; and (b) withhold the amount of any claims for Losses by the Buyer or any other Indemnified Party made pursuant to and in accordance with this Article XI from, and hold for potential set-off any such amounts against the Deferred Payment Amounts, or if the Deferred Payment Amounts have at such time already been paid to the Sellers pursuant to Section 2.04, from the Earnout Consideration, if payable pursuant to Section 2.05 and shall hold such funds for potential set-off until a final determination (whether by a final decision, settlement, or mutual agreement pursuant to Section 11.05 or Section 11.06). Such right of withholding and set-off shall not prejudice or otherwise limit any Indemnified Party’s other rights and remedies under this Article XI. Upon a final determination (whether by a final decision, settlement, or mutual agreement pursuant to Section 11.05 or Section 11.06) of Liability under this Article XI, the Buyer shall retain an amount of such withheld funds for its own account (and/or for the account of any other Indemnified Party) equal to the amount determined as owed by the final determination and shall pay any remaining withheld amount to the Sellers’ Representative. Any amounts so retained by the Buyer pursuant to this Section 11.07 shall be deemed to have been paid to the Sellers (or any Seller) for purposes of the original obligation from which such amount(s) were withheld.

80 ARTICLE XII MISCELLANEOUS Section 12.01 Notices. All notices, consents, waivers and other communications required or permitted by this Agreement shall be in writing and shall be deemed given to a party hereto: (a) when delivered to the appropriate address by hand; (b) when transmitted by email (unless transmitted on a non- Business Day or after 5 PM Eastern Time, then, on the next Business Day); (c) one Business Day after being sent for overnight delivery by nationally recognized overnight courier service (costs prepaid); or (d) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case, to the following addresses and/or email addresses and marked to the attention of the Person designated below (or to such other address, email address and/or Person as a party hereto may designate by written notice to the other parties hereto): If to the Buyer and, following the Closing, the Company, to: Virtus Private Markets Holdings, LLC One Financial Plaza Hartford, CT 06103 Attention: Andra Purkalitis Henry Hardaway Email: [***] [***] with copies (which shall not constitute notice) to: Goodwin Procter LLP 100 Northern Avenue Boston, MA 02210 Attention: Thomas J. LaFond Email: [***] If to the Sellers’ Representative, any Seller, any Beneficial Owner and, prior to the Closing, the Company, to: the notice addresses set forth on Schedule 12.01 of the Disclosure Schedules with copies (which shall not constitute notice) to: Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019-6099 Attention: David K. Boston Samir K. Patel Email: [***] [***] Section 12.02 Rules of Construction. All references in this Agreement to the masculine gender shall include the feminine and neuter genders, and vice versa, and all references to the singular shall include the plural, and vice versa. Any reference to any Section, Article, Schedule, or Exhibit contained in this Agreement shall refer to such Section, Article, Schedule, or Exhibit as set forth in or attached to this Agreement, notwithstanding use of or failure to use the term “hereof,” “hereto” or “herein” in connection 81 with such reference. Except as expressly set forth in the Disclosure Schedules or in any Exhibit, the definitions contained in this Agreement are incorporated into the Disclosure Schedules and the Exhibits by reference. The term “or” is not exclusive and shall be deemed to mean “and/or.” The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The words “as amended” mean “as amended from time to time.” Adjectives and adverbs preceding a series of nouns or verbs modify each word in the series unless the context otherwise requires. The parties hereto acknowledge and agree that this Agreement is the result of arm’s-length negotiations between sophisticated parties, each afforded representation by legal counsel. Each and every provision of this Agreement shall be construed as though all of the parties hereto participated equally in the drafting of the same, and any rule of construction that a document shall be construed against the drafting party shall not be applicable to this Agreement. Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified. If an event or action is to be performed by a particular date, or a period ends on a particular date, and the date in question falls on a day that is not a Business Day, then the event or action shall be performed, or the period will end, on the next succeeding Business Day. Unless otherwise specified in this Agreement, all references to currency, monetary values and dollars set forth herein shall mean United States (U.S.) dollars and all payments hereunder shall be made in United States dollars. Reference herein to any document or other information being “made available” or “provided” to the Buyer prior to the Effective Date shall mean that such document or information was included in the Data Room at least two (2) Business Days prior to the Effective Date. If any party breaches any representation or warranty, or fails to fulfill any obligation, under this Agreement, the fact that there exists another representation or warranty, or obligation, in this Agreement relating to the same subject matter (regardless of the relative levels of specificity) that the party has not breached or failed to fulfill will not detract from or mitigate the fact that the party is in breach of the first representation or warranty, or failed to fulfill the first obligation. Section 12.03 Headings. The headings in this Agreement are included for ease of reference only and shall not control or affect the meaning or construction of the provisions of this Agreement. Section 12.04 Severability. Any term or provision of this Agreement that is held by a court of competent jurisdiction or other authority to be invalid, void, or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid, void, or unenforceable, the parties hereto hereby agree that the court making such determination, to the greatest extent legally permissible, shall have the power to reduce or alter the term or provision, to delete specific words or phrases, or to replace any invalid, void, or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision. Section 12.05 Entire Agreement. This Agreement (including the Disclosure Schedules, the Exhibits hereto and the Transaction Documents), together with the Confidentiality Agreement, constitute the entire agreement, and supersedes any prior understandings or agreements, between the parties hereto, written or oral, with respect to the subject matter hereof. The parties hereto hereby agree that prior drafts of this Agreement shall be deemed not to provide any evidence as to the meaning of any provision hereof or the intent of the parties hereto with respect hereto. Section 12.06 No Third Party Beneficiary. Except as expressly set forth in this Agreement (including pursuant to Section 6.11 and Section 11.02), this Agreement shall not confer any rights or remedies upon any Person other than the parties hereto and their respective successors, heirs, executors, administrators, legal representatives, successors and permitted assigns. 82 Section 12.07 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and permitted assigns, but neither this Agreement nor any of the rights or obligations hereunder may be assigned (whether by operation of Laws, through a change in control, or otherwise) by: (a) any Seller or any Beneficial Owner, without the prior written consent of the Buyer; or (b) the Buyer, without the prior written consent of the Sellers’ Representative, provided that, notwithstanding the foregoing or any contrary provision contained in this Agreement, the Buyer may assign its rights and obligations under this Agreement, in whole or in part (i) to one or more of its wholly owned Subsidiaries (including, for the avoidance of doubt, any such wholly owned Subsidiary organized subsequent to the Effective Date); (ii) for collateral security purposes, to any lender providing financing to the Buyer or any of its Affiliates and all extensions, renewals, replacements, refinancings and refundings thereof in whole or in part; (iii) in connection with a (A) merger or consolidation involving the Buyer or any of its assignees, (B) a sale of equity interests or assets of the Buyer or any of its assignees, or (C) dispositions of all or substantially all of the business of the Buyer or any of its assignees, or any part thereof. Notwithstanding the foregoing or any contrary provision contained in this Agreement, no such assignment shall release the Buyer from its obligations under this Agreement or any of the other Transaction Documents. Any attempted assignment in violation of this Section 12.07 shall be null and void. Section 12.08 Amendments and Waivers. This Agreement may not be amended or waived except by an instrument in writing signed by (a) prior to the Closing each of the Buyer, the Company and the Sellers’ Representative, and (b) following the Closing, each of the Buyer and the Sellers’ Representative. Any waiver of any term or condition set forth in this Agreement shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition of this Agreement. The failure of the Buyer, the Company, any Seller, any Beneficial Owner or the Sellers’ Representative to assert any of its rights under this Agreement shall not constitute a waiver of any of such rights. Notwithstanding the foregoing, in the case of any amendment of or waiver to the terms of Section 6.17 of this Agreement (including, for clarity, the terms set forth on Schedule 6.17 of the Disclosure Schedules), such amendment or waiver shall only be effective if in writing and signed by the Seller or Beneficial Owner to whom such amendment or waiver is applicable. Section 12.09 Governing Law. All issues and questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to any choice or conflict of Laws provision or rule that would cause the application of the Laws of any jurisdiction other than the State of Delaware. Section 12.10 Consent to Jurisdiction. Each party hereto hereby: (a) irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware (or, if such court declines subject- matter jurisdiction, then in any federal or state courts located within the State of Delaware) for the purpose of any Proceeding arising out of or based upon this Agreement or relating to the subject matter hereof; (b) waives, to the fullest extent permitted by applicable Laws, and agrees not to assert, by way of motion, as a defense or otherwise, in any such Proceeding, any claim that such party is not subject personally to the jurisdiction of the above named courts, that any such Proceeding brought in one of the above named courts is improper, or that this Agreement or the subject matter hereof may not be enforced in or by such court; and (c) agrees not to commence any Proceeding arising out of or based upon this Agreement or relating to the subject matter hereof other than before one of the above named courts (in accordance with clause (a)) nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such Proceeding to any court other than one of the above named courts (in accordance with clause (a)) whether on the grounds of inconvenient forum or otherwise. Each party hereto hereby consents to service of process in any such proceeding in any manner permitted by Delaware law, and agrees that service of process by registered or certified mail, return receipt requested, at its address specified pursuant to Section 12.01 shall be deemed to constitute actual notice. 83 Section 12.11 WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAWS, EACH OF THE PARTIES HERETO HEREBY WAIVES AND COVENANTS THAT IT NOT WILL ASSERT (WHETHER AS PLAINTIFF, DEFENDANT, OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, ACTION, CLAIM, CAUSE OF ACTION, SUIT (IN CONTRACT, TORT, OR OTHERWISE), INQUIRY, PROCEEDING, OR INVESTIGATION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE TRANSACTION, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING. EACH PARTY HERETO HEREBY ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY EACH OTHER PARTY HERETO THAT THIS SECTION 12.11 CONSTITUTES A MATERIAL INDUCEMENT UPON WHICH THE PARTIES HERETO ARE RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT AND ANY OTHER AGREEMENTS RELATING HERETO OR CONTEMPLATED HEREBY. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 12.11 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY. Section 12.12 Specific Performance. (a) The parties hereto hereby agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by the parties hereto in accordance with their specific terms or were otherwise breached. It is accordingly hereby agreed that, the Buyer, on the one hand, and the Company (prior to the Closing) or the Sellers’ Representative (following the Closing), on the other hand, shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions hereof (without any requirement to post any bond or other security in connection with seeking such relief) in any court of competent jurisdiction and that this shall include the right of the Buyer to cause the Company (prior to the Closing), the Sellers’ Representative, the Beneficial Owners and/or the Sellers, on the one hand, and the right of the Company (prior to the Closing) and the Sellers’ Representative (following the Closing) to cause the Buyer or Virtus Parent (for purposes of Section 12.19), on the other hand, to fully perform the terms of this Agreement to the fullest extent permissible pursuant to this Agreement and applicable Laws and to thereafter cause this Agreement and the Transaction to be consummated on the terms and subject to the conditions thereto set forth in this Agreement. (b) With respect to the specific performance contemplated by clause (a) above: (i) the parties hereto hereby agree not to raise any objections to the availability of the equitable remedy of specific performance to prevent any such breaches or threatened breaches of this Agreement and to specifically enforce the terms and provisions of this Agreement to prevent any such breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of the parties under this Agreement; and (ii) each of the parties hereto hereby irrevocably submits with regard to any such action or proceeding relating to this Section 12.12, for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the courts referenced in Section 12.10, and, for purposes of this Section 12.12, each party hereto hereby irrevocably consents to service of process in the manner provided for notices in Section 12.01. Section 12.13 Counterparts. This Agreement may be executed in one or more counterparts (including by means of electronic transmission in portable document format (.pdf)), all of which taken together shall constitute one and the same instrument. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, to the

84 extent signed and delivered by means of an electronic transmission in portable document format (.pdf), shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties hereto. No party hereto or to any such agreement or instrument shall raise the use of electronic transmission in portable document format (.pdf) to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of electronic transmission in portable document format (.pdf) as a defense to the formation of a contract and each such party hereto forever waives any such defense, except to the extent such defense related to lack of authenticity. Section 12.14 Release. (a) As a material inducement to Buyer’s willingness to enter into and perform this Agreement and to purchase the Purchased Interests for the consideration to be paid or provided to the Sellers in connection with such purchase, each of the Sellers and each of the Beneficial Owners, on behalf of itself and its Affiliates and Representatives (individually, a “Releasor” and collectively, “Releasors”), hereby releases and forever discharges the Buyer, the Company and its and their respective Representatives, Affiliates, stockholders, members, controlling Persons, Subsidiaries, successors and assigns (individually, a “Releasee” and collectively, “Releasees”) from any and all claims, demands, Proceedings, causes of action, debts and Liabilities whatsoever, whether known or unknown, suspected or unsuspected, both at law and in equity, which the Releasors or any of their respective Representatives now has, have ever had or may hereafter have against the respective Releasees arising contemporaneously with or prior to the Closing Date or on account of or arising out of any matter, cause or event occurring contemporaneously with or prior to the Closing Date (the “Released Claims”), and whether or not relating to claims pending on, or asserted after, the Closing Date; provided however that the Released Claims shall not include: (i) any obligation of any Releasee arising under this Agreement or any other Transaction Document; (ii) any claim or right: (A) to indemnification under: (x) the Organizational Documents of the Company as in effect on the Effective Date (including pursuant to Section 6.11 of this Agreement); or (y) any indemnification or similar agreement between the Sellers or the Beneficial Owners, on one hand, and the Company, on the other hand, that has been made available to the Buyer; or (B) under the D&O Tail Policy or any other director & officer policy or insurance of the Company then in effect; (iii) any compensation, salary, bonuses, employee benefits or other amounts payable for any period ending prior to the Closing Date in connection with a Seller’s or Beneficial Owner’s employment with the Company that has been disclosed to the Buyer or any accrued but unpaid distribution owing to a Seller arising out of such Seller’s pre-Closing ownership interest in the Company to the extent such amount is accrued as a Current Liability in Net Working Capital; (iv) any rights that a Seller or Beneficial Owner may have in respect of carried interest or similar payments in respect of the Funds, including any such amounts payable to a Seller or Beneficial Owner from the Company, in each case that has been disclosed to the Buyer; or (v) any rights that a Seller or Beneficial Owner may have in its capacity as a limited partner or other investor in any of the Funds, including any such investments held through the Company that have been disclosed or made available to the Buyer. For purposes of the foregoing, a matter shall have been “disclosed to the Buyer” only if it is specifically set forth in the Disclosure Schedules. (b) Each of the Sellers and the Beneficial Owners hereby irrevocably covenants to refrain from, directly or indirectly, asserting any claim or demand, or commencing, instituting or causing to be commenced, any Proceeding of any kind against any Releasee, based upon any Released Claim. (c) EACH OF THE SELLERS AND THE BENEFICIAL OWNERS ACKNOWLEDGES THAT IT HAS BEEN ADVISED OF THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542 WHICH PROVIDES THAT: “A GENERAL RELEASE DOES NOT EXTEND 85 TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.” EACH OF THE SELLERS AND THE BENEFICIAL OWNERS BEING AWARE OF SAID CODE SECTION, HEREBY EXPRESSLY WAIVES ANY RIGHT THAT SUCH SELLER OR SUCH BENEFICIAL OWNER MAY HAVE THEREUNDER, AS WELL AS UNDER ANY OTHER STATUTE OR COMMON LAW PRINCIPLE OF SIMILAR EFFECT. (d) The Buyer further states that for purposes of this Agreement, the terms “creditor” and “releasing party” in Section 1542 refers to each Seller and each Beneficial Owner and the term “debtor” and “released party” in Section 1542 refers to the Buyer and the Company. Each Seller and each Beneficial Owner acknowledges that such Seller or such Beneficial Owner is releasing unknown claims and waiving all rights such Seller or such Beneficial Owner has or may have under Section 1542 or under any other statute or common law principle of similar effect; provided that no Seller is waiving any rights or claims that may arise out of acts or events that occur after the date on which such Seller signs this Agreement. (e) Nothing contained in this Agreement or any other agreement with the Buyer or the Company limits any Seller’s or any Beneficial Owner’s ability, with or without notice to the Buyer or the Company, to: (i) file a charge or complaint with any Governmental Authority, including without limitation, the Equal Employment Opportunity Commission, the National Labor Relations Board or the SEC; (ii) communicate with any Governmental Authority or otherwise participate in any investigation or proceeding that may be conducted by any Governmental Authority, including by providing non-privileged documents or information; (iii) exercise any rights under Section 7 of the National Labor Relations Act, which are available to non-supervisory employees, including assisting co-workers with or discussing any employment issue as part of engaging in concerted activities for the purpose of mutual aid or protection; (iv) discuss or disclose information about unlawful acts in the workplace, such as harassment or discrimination or any other conduct that such Seller or such Beneficial Owner have reason to believe is unlawful; or (v) testify truthfully in a legal proceeding. Any such communications and disclosures must not violate applicable law and the information disclosed must not have been obtained through a communication that was subject to the attorney-client privilege (unless disclosure of that information would otherwise be permitted consistent with such privilege or applicable law). If a Governmental Authority or any other third party pursues any claim on any Seller’s or any Beneficial Owner’s behalf, such Seller and such Beneficial Owner waives any right to monetary or other individualized relief (either individually or as part of any collective or class action), but the Buyer and the Company will not limit any right such Seller and such Beneficial Owner may have to receive an award pursuant to the whistleblower provisions of any applicable Law or regulation for providing information to the SEC or any other Governmental Authority. (f) In the event that any provision of this Section 12.14 is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Section 12.14 will remain in full force and effect. Any provision of this Section 12.14 held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable. (g) Waiver. Each of the Sellers and Beneficial Owners hereby approves the Transaction, and waives all dissenter’s and appraisal rights and all rights of first refusal and similar rights under applicable Laws and the Pre-Closing Company LLC Agreement, in each case solely with respect to the Transaction. Section 12.15 Non-Recourse. Any claim or cause of action based upon, arising out of, or related to this Agreement or the other Transaction Documents may only be brought against the entities that are expressly named as parties hereto or thereto and then only with respect to the specific obligations of such 86 party and subject to the terms, conditions and limitations set forth herein. Except to the extent a named party to this Agreement or the other Transaction Documents (and then only to the extent of the specific representations, warranties, or other obligations undertaken by such named party in this Agreement or such other Transaction Document, as applicable, and not otherwise), no Buyer Related Party shall have any Liability (whether in contract, tort, fraud, equity, strict liability, other applicable Laws, or otherwise) for any one or more of the representations, warranties, covenants, agreements or other obligations or Liabilities of the Buyer or of Virtus Parent under this Agreement or other Transaction Document (whether for indemnification or otherwise) of or for any claim based on, arising out of, or related to this Agreement, the other Transaction Documents or the Transaction. Each of the Sellers’ Representative, the Sellers, the Beneficial Owners and the Company on behalf of themselves, their respective Affiliates and any Person claiming by, through, or on behalf of the Sellers’ Representative, the Sellers, the Beneficial Owners, the Company, or their respective Affiliates covenants and agrees that it shall not institute, and shall cause its Affiliates and their respective Representatives not to bring, make or institute any action, claim, proceeding (whether based in contract, tort, fraud, equity, strict liability, other applicable Laws or otherwise) arising under or in connection with this Agreement, the other Transaction Documents, or the Transaction against any of Buyer Related Parties and that none of Buyer Related Parties shall have any Liability or obligations (whether based in contract, tort, fraud, equity, strict liability, other applicable Laws, or otherwise) to the Sellers’ Representative, the Sellers, the Company, any of their respective Affiliates, or any of their respective Representatives claiming by, through, or on behalf of the Sellers’ Representative, the Sellers, the Beneficial Owners, the Company, or any of their respective successors, heirs or representatives thereof arising out of or relating to this Agreement, the other Transaction Documents, the Transaction, other than in each case, the Buyer to the extent provided herein or therein and subject to the limitations set forth herein and therein. Without limiting the generality of the foregoing, to the maximum extent permitted or otherwise conceivable under applicable Laws (and subject only to the specific contractual provisions of this Agreement and the other Transaction Documents), the Company, the Sellers, the Beneficial Owners and the Sellers’ Representative on behalf of themselves, their respective Affiliates, and any Person claiming by, through or on behalf of the Company, the Sellers, the Beneficial Owners and the Sellers’ Representative and their respective Affiliates hereby waives, releases and disclaims any and all rights in respect of any such actions, claims, proceedings, obligations and Liabilities. Section 12.16 Sellers’ Representative. (a) Appointment. Each Seller and Beneficial Owner hereby irrevocably makes, constitutes and appoints the Sellers’ Representative as such Person’s sole agent, proxy, attorney-in-fact and representative under this Agreement to take such action on behalf of such Person regarding any matter under this Agreement or any of the other Transaction Documents, and to exercise such rights, power and authority, as are authorized, delegated and granted to the Sellers’ Representative pursuant to this Agreement and the Escrow Agreement, including, without limiting the generality of the foregoing: (i) executing, delivering and receiving the Escrow Agreement; (ii) determining whether the conditions to Closing have been satisfied and supervising the Closing, including waiving any condition, as determined by the Sellers’ Representative, in its sole discretion; (iii) delivering or causing to be delivered to the Buyer at the Closing, any and all notices, documents, or other certificates, including any of the Transaction Documents, to be executed by any Seller, any Beneficial Owner and/or the Company in connection with the Transaction; (iv) completing the Closing Payment Schedule; (v) making or directing any payments to be made, paying any expenses, or accepting any payments (including the Closing Payment Amount (Estimated and Final)) under or in connection with this Agreement, and distribution thereof to the Sellers, as applicable; (vi) granting any consent or approval on behalf of the Sellers and the Beneficial Owners required by this Agreement; (vii) receiving notice of and dealing with indemnification and other claims against the Sellers under this Agreement, or entering into any settlement, modifying any indemnification or reimbursement obligation, or instituting or defending any litigation relating to any Proceeding against the Sellers and the Beneficial Owners hereunder; (viii) dealing with the Buyer and the Escrow Agent under this Agreement 87 and under the Escrow Agreement with respect to all matters arising hereunder and thereunder, including giving instructions on behalf of the Sellers to the Escrow Agent under this Agreement or to the Escrow Agent under the Escrow Agreement; (ix) taking any and all actions and making all filings on behalf of the Sellers and the Beneficial Owners with any Governmental Authority or any other Person necessary, advisable, or appropriate to effect the consummation of the Transaction; (x) amending the terms of this Agreement on behalf of the Sellers and the Beneficial Owners (except as provided in Section 12.08); (xi) taking such other action as the Sellers’ Representative or any of the Sellers and Beneficial Owners is authorized to take under this Agreement or the Escrow Agreement; (xii) terminating this Agreement pursuant to the terms hereof; and (xiii) taking any and all actions and doing any and all other things provided in, contemplated by, or related to this Agreement or the Escrow Agreement, or the actions contemplated hereby or thereby to be performed on behalf of any Seller or any Beneficial Owner. Any vacancy in the position of the Sellers’ Representative (for whatever reason) may be filled by the Sellers and Beneficial Owners, as applicable, whose Pro Rata Share, collectively, exceeds 50%. (b) Exculpation; Indemnification. Each Seller and each Beneficial Owner hereby agrees that: (i) the Sellers’ Representative shall not be liable to any Seller or any Beneficial Owner for any actions taken or omitted to be taken under or in connection with this Agreement or the Escrow Agreement, except for such actions taken or omitted to be taken resulting from the Sellers’ Representative’s gross negligence or willful misconduct; (ii) the Sellers’ Representative shall not owe any fiduciary duty to any of the Sellers or the Beneficial Owners as a result of the actions taken by the Sellers’ Representative pursuant to this Agreement or the Escrow Agreement, except for such actions taken or omitted to be taken resulting from the Sellers’ Representative’s gross negligence or willful misconduct; and (iii) the Sellers, jointly and severally, shall defend, indemnify and hold harmless the Sellers’ Representative from and against any and all losses, liabilities, damages, judgments, fines, penalties, deficiencies, Taxes, claims, demands (in each case, whether or not arising out of a third party claim), including any loss of benefit (including any Tax benefit) and the reasonable and documented fees, costs and expenses of attorneys, accountants, consultants, investigators, experts and other professionals and any other reasonable and documented amounts paid in respect of the investigation, defense, assertion, or settlement of any Action or the enforcement of any rights under this Agreement or the Escrow Agreement, whether criminal, civil, administrative, or investigative, based on, arising out of, or relating to the fact that such Person is the Sellers’ Representative hereunder or arising out of acts or omissions of such Person in such capacity (including in respect of acts or omissions in connection with this Agreement and the Escrow Agreement) except for, in any case, acts or omissions which involve gross negligence or willful misconduct or conduct known to such Person at the time to constitute a material violation of Law. (c) Grant and Irrevocability. The grant of authority provided for herein: (i) is coupled with an interest and shall be irrevocable and survive the death, incompetency, bankruptcy, dissolution, or liquidation of any Seller; and (ii) shall survive the consummation of the Transaction. The grant of authority to the Sellers’ Representative provided for in this Agreement may be exercised by the Sellers’ Representative by signing any document, agreement, or other instrument as a the “Sellers’ Representative.” (d) Reliance. Notwithstanding the foregoing or any contrary provision contained in this Agreement, from and after the Effective Date, each of the Buyer, each of the Buyer’s Affiliates and the Escrow Agent may, and shall be entitled to, fully rely on the appointment and authority of the Sellers’ Representative and to deal exclusively with the Sellers’ Representative on all matters relating to this Agreement or the Escrow Agreement (without further evidence of any kind whatsoever). Any decision, act, consent, or instruction of the Sellers’ Representative to be made or given by the Sellers’ Representative under this Agreement or the Escrow Agreement shall: (i) constitute a decision, act, consent, or instruction of the Sellers’ Representative and all of the Sellers and the Beneficial Owners; and (ii) be final, binding and conclusive upon the Sellers’ Representative and each Seller, each Beneficial Owner, and each of the Buyer, each of the Buyer’s Affiliates and the Escrow Agent may, and shall be entitled to, fully rely upon any

88 decision, act, consent, or instruction of the Sellers’ Representative in connection with this Agreement or the Escrow Agreement. Notices or communications to or from the Sellers’ Representative under this Agreement or the Escrow Agreement shall constitute notice to or from the Sellers’ Representative and each of the Sellers and the Beneficial Owners. Section 12.17 No Other Company, Seller or Beneficial Owner Representations. (a) Each of the Buyer and Virtus Parent acknowledges that none of the Company, any Seller, any Beneficial Owner, the Funds, the General Partners or any of their respective Affiliates or Representatives has made any representation or warranty, express or implied, as to the accuracy or completeness of any information concerning the Company or the Funds, contained herein or made available in connection with the Buyer’s investigation of the Company (including in the Data Room), except as expressly set forth in this Agreement, and each of the Company (on behalf of itself and the Funds and each of its and their respective Affiliates and Representatives), the Sellers and the Beneficial Owners (on behalf of themselves and each of their respective Affiliates and Representatives) expressly disclaim any and all Liability that may be based on such information or errors therein or omissions therefrom. (b) Neither the Buyer nor Virtus Parent is relying upon and has not relied upon any statement, representation or warranty, oral or written, express or implied, made by the Company, the Funds, any Seller, any Beneficial Owner or any of their respective Affiliates or Representatives (including with respect to the Company’s or any Fund’s business, operations, assets, Liabilities, condition (financial or otherwise) or prospects), except as expressly set forth in Article IV. None of the Company, the Funds, any Seller, any Beneficial Owner or any of their respective Affiliates or Representatives shall have or be subject to any Liability to the Buyer or any other Person resulting from the distribution to the Buyer or any of its Affiliates or Representatives, or from the Buyer’s or any of its Affiliates’ or Representatives’ use of, any information, documents or materials made available to them, whether orally or in writing, in any confidential information memoranda (or similar marketing materials), any data rooms, fireside chats, management presentations, due diligence discussions or in any other form in expectation of, or in connection with, the transactions contemplated by this Agreement. None of the Company, the Funds, any Seller, any Beneficial Owner or any of their respective Affiliates or Representatives is making, directly or indirectly, any representation or warranty with respect to any estimates, projections, models or forecasts involving the Company or the Funds. Each of the Buyer and Virtus Parent acknowledges that there are inherent uncertainties in attempting to make such estimates, projections, models and forecasts and that it takes full responsibility for making its own evaluation of the adequacy and accuracy of any such estimates, projections, models or forecasts (including the reasonableness of the assumptions underlying any such estimates, projections, models and forecasts). Section 12.18 No Other Buyer Representations. (a) The Company, the Sellers and the Beneficial Owners acknowledge and agree that none of the Buyer or any of its Affiliates or Representatives has made any representation or warranty, express or implied, as to the accuracy or completeness of any information concerning the Buyer or any of its Affiliates, except as expressly set forth in this Agreement, and the Buyer (on behalf of itself and each of its Affiliates and Representatives) expressly disclaims any and all Liability that may be based on such information or errors therein or omissions therefrom. (b) None of the Company, the Sellers or the Beneficial Owners have relied upon any statement, representation or warranty, oral or written, express or implied, made by the Buyer or any of its Affiliates or Representatives (including with respect to the Buyer’s business, operations, assets, Liabilities, condition (financial or otherwise) or prospects), except as expressly set forth in Article V. None of the Buyer or any of its Affiliates or Representatives shall have or be subject to any Liability the Company, the 89 Sellers, the Beneficial Owners or any other Person resulting from the distribution to or use by such Persons of any information, documents or materials made available to them, whether orally or in writing, in any confidential information memoranda (or similar marketing materials), any data rooms, fireside chats, management presentations, due diligence discussions or in any other form in expectation of, or in connection with, the transactions contemplated by this Agreement. None of the Buyer or any of its Affiliates or Representatives is making, directly or indirectly, any representation or warranty with respect to any estimates, projections, models or forecasts involving the Buyer. Each of the Company, the Sellers and the Beneficial Owners acknowledges that there are inherent uncertainties in attempting to make such estimates, projections, models and forecasts and that it takes full responsibility for making its own evaluation of the adequacy and accuracy of any such estimates, projections, models or forecasts (including the reasonableness of the assumptions underlying any such estimates, projections, models and forecasts). Section 12.19 Virtus Parent Guaranty. Virtus Parent hereby guarantees, as a primary obligor and not merely as a surety, to the Sellers’ Representative, the Sellers and the Beneficial Owners the due, full and punctual payment, performance and discharge, as and when due, all of Buyer’s payment obligations under or arising out of this Agreement and the transactions contemplated hereby, including (a) the payment of the Estimated Closing Payment Amount and any other payments contemplated by Section 2.02, (b) the payment of any Shortfall Amount, (c) the payment of the Deferred Payment Amounts and (d) the payment of the Earnout Consideration, if any (collectively, plus any reasonable and documented out-of-pocket costs incurred by the Sellers’ Representative, the Sellers or any Beneficial Owner in enforcing the terms of this Section 12.19, the “Obligations”). The obligations under this Section 12.19 are one of payment, not mere collection, and the obligations of Virtus Parent to guarantee the Obligations hereunder shall not be affected by whether any Proceeding is brought against Buyer or any other Person or whether Buyer or any other Person is joined in any such Proceeding(s), and neither the Sellers’ Representative, any Seller or any Beneficial Owner shall be required to proceed against Buyer or any other Person before proceeding against Virtus Parent. The obligations under this Section 12.19 constitute a continuing guaranty and shall remain in full force and effect until the indefeasible payment and satisfaction in full of the applicable Obligations, shall be binding upon Virtus Parent and its successors and assigns, and shall inure to the benefit of, and be enforceable by, the Sellers’ Representative, the Sellers and the Beneficial Owners and their respective successors and permitted transferees and assigns. All obligations under the Agreement shall be conclusively presumed to have been created in reliance hereon. The parties acknowledge and agree that the provisions of Section 12.09 through Section 12.12 of this Agreement shall apply mutatis mutandis to this Section 12.19. [Remainder of page intentionally left blank; signature pages follow.] IN WITNESS WHEREOF, this Equity Purchase Agreement has been duly executed by the parties hereto as the Effective Date. BUYER VIRTUS PRIVATE MARKETS HOLDINGS, LLC By: /s/ George R. Aylward Name: George R. Aylward Title: President and Chief Executive Officer VIRTUS PARENT VIRTUS INVESTMENT PARTNERS, INC. By: /s/ George R. Aylward Name: George R. Aylward Title: President and Chief Executive Officer IN WITNESS WHEREOF, this Equity Purchase Agreement has been duly executed by the parties hereto as the Effective Date. COMPANY KEYSTONE NATIONAL GROUP, LLC By: /s/ John Earl Name: John Earl Title: Managing Partner SELLERS’ REPRESENTATIVE HALSTATT HOLDINGS, LLC By: /s/ Bradley Allen Name: Bradley Allen Title: Authorized Signatory

IN WITNESS WHEREOF, this Equity Purchase Agreement has been duly executed by the parties hereto as of the Effective Date. SELLERS EARLS GATE INVESTMENTS, LLC By: [***] Name: [***] Title: [***] /s/ Brandon Nielson BRANDON NIELSON HALLSTATT HOLDINGS, LLC By: /s/ Bradley Allen Name: Bradley Allen Title: Authorized Signatory [***] [***] /s/ Grant Calder GRANT CALDER /s/ Matthew Taylor Jackson MATTHEW TAYLOR JACKSON /s/ Heston Nielson HESTON NIELSON BENEFICIAL OWNERS /s/ John Earl JOHN EARL /s/ Bradley Allen BRADLEY ALLEN